                                                                   EXHIBIT 10.59



                                  KEVCO, INC.

                                      AND

                             SCC ACQUISITION CORP.,
                             KEVCO DELAWARE, INC.,
                         SUNBELT WOOD COMPONENTS, INC.,
                      CONSOLIDATED FOREST PRODUCTS, INC.,
                             BOWEN SUPPLY, INC. AND
                            ENCORE INDUSTRIES, INC.

                            AS SUBSIDIARY GUARANTORS


================================================================================


                                  $105,000,000

            10 3/8% SENIOR SUBORDINATED NOTES DUE DECEMBER 1, 2007
                                 _____________


                                   INDENTURE

                          DATED AS OF DECEMBER 1, 1997


================================================================================


                    UNITED STATES TRUST COMPANY OF NEW YORK

                                   AS TRUSTEE

                            CROSS-REFERENCE TABLE*

Trust Indenture
Act Section                                                    Indenture Section
---------------                                                -----------------
310(1)..................................................................... 7.10
      (a)(2)............................................................... 7.10
      (a)(3)............................................................... N.A.
      (a)(4)............................................................... N.A.
      (a)(5)............................................................... 7.10
      (b)............................................................ 7.03, 7.10
      (c).................................................................. N.A.
311(a)..................................................................... 7.11
      (b).................................................................. 7.11
      (c).................................................................. N.A.
312(a)..................................................................... 2.05
      (b)................................................................. 12.03
      (c)................................................................. 12.03
313(a)..................................................................... 7.06
      (b)(1)............................................................... N.A.
      (b)(2)......................................................... 7.06, 7.07
      (c)........................................................... 7.06, 12.02
      (d).................................................................. 7.06
314(a).................................................................... 12.05
      (b).................................................................. N.A.
      (c)(1).............................................................. 12.04
      (c)(2).............................................................. 12.04
      (c)(3)............................................................... N.A.
      (d).................................................................. N.A.
      (e)................................................................. 12.05
      (f).................................................................. N.A.
315(a).................................................................. 7.01(b)
      (b)........................................................... 7.05, 12.02
      (c)............................................................... 7.01(a)
      (d)............................................................... 7.01(c)
      (e).................................................................. 6.11
316(a)(last sentence)...................................................... 2.09
      (a)(1)(A)............................................................ 6.05
      (a)(1)(B)............................................................ 6.04
      (a)(2)............................................................... N.A.
      (b).................................................................. 6.07
      (c)............................................................ 2.13, 9.04
317(a)(1).................................................................. 6.08
      (a)(2)............................................................... 6.09
      (b).................................................................. 2.04
318(a).................................................................... 12.01
      (b).................................................................  N.A.
      (c)................................................................. 12.01

N.A. means "not applicable."
* This Cross-Reference Table is not part of the Indenture.

                               TABLE OF CONTENTS


                                                                            Page
                                                                            ----

ARTICLE 1 - DEFINITIONS AND INCORPORATION BY REFERENCE.........................1

Section 1.01     Definitions...................................................1
Section 1.02     Other Definitions............................................17
Section 1.03     Incorporation by Reference of Trust Indenture Act............18
Section 1.04     Rules of Construction........................................19

ARTICLE 2 - THE NOTES.........................................................19

Section 2.01     Form and Dating..............................................19
Section 2.02     Execution and Authentication.................................21
Section 2.03     Registrar and Paying Agent...................................21
Section 2.04     Paying Agent to Hold Money in Trust..........................22
Section 2.05     Holder Lists.................................................22
Section 2.06     Transfer and Exchange........................................23
Section 2.07     Replacement Notes............................................31
Section 2.08     Outstanding Notes............................................31
Section 2.09     Treasury Notes...............................................32
Section 2.10     Temporary Notes..............................................32
Section 2.11     Cancellation.................................................32
Section 2.12     Defaulted Interest...........................................32
Section 2.13     Record Date..................................................33
Section 2.14     Computation of Interest......................................33
Section 2.15     CUSIP Number.................................................33
Section 2.16     Deposit of Moneys............................................33

ARTICLE 3 - REDEMPTION........................................................34

Section 3.01     Notices to Trustee...........................................34
Section 3.02     Selection of Notes to be Redeemed............................34
Section 3.03     Notice of Redemption.........................................34
Section 3.04     Effect of Notice of Redemption...............................35
Section 3.05     Deposit of Redemption Price..................................36
Section 3.06     Notes Redeemed in Part.......................................36
Section 3.07     Optional Redemption..........................................36
Section 3.08     Special Redemption...........................................37
Section 3.09     Mandatory Redemption.........................................38

ARTICLE 4 - COVENANTS.........................................................38

Section 4.01     Payment of Notes.............................................38
Section 4.02     Maintenance of Office or Agency..............................39
Section 4.03     Compliance Certificate.......................................39
Section 4.04     Taxes........................................................40
Section 4.05     Stay, Extension and Usury Laws...............................40
Section 4.06     Offer to Repurchase Upon Change of Control...................40
Section 4.07     Limitation on Sale of Assets and Restricted Subsidiary
                 Stock........................................................42
Section 4.08     Limitation on Restricted Payments............................43
Section 4.09     Limitation on Incurrence of Indebtedness.....................46
Section 4.10     Limitation on Liens..........................................47
Section 4.11     Limitation on Dividends and Other Payment
                 Restrictions Affecting Restricted Subsidiaries...............48
Section 4.12     Limitation on Layering Indebtedness..........................49
Section 4.13     Designation of Restricted and Unrestricted
                 Subsidiaries.................................................49
Section 4.14     Limitation on Issuance, Sale and Ownership of
                 Capital Stock of Restricted Subsidiaries.....................50
Section 4.15     Limitation on Transactions With Affiliates...................50
Section 4.16     Sale and Leaseback Transactions..............................51
Section 4.17     Reports......................................................51
Section 4.18     Limitation on Lines of Business..............................52
Section 4.19     Payments for Consent.........................................52
Section 4.20     Limitation on Status as Investment Company...................53
Section 4.21     Escrow of Proceeds of Notes on Issue Date....................53
Section 4.22     Repurchase Offers For Change of Control and
                 Asset Sales..................................................53

ARTICLE 5 - SUCCESSORS........................................................56

Section 5.01     Limitations on Merger, Consolidation or Sale of
                 Substantially All Assets.....................................56
Section 5.02     Successor Corporation Substituted............................56

ARTICLE 6 - DEFAULTS AND REMEDIES.............................................57

Section 6.01     Events of Default............................................57
Section 6.02     Acceleration.................................................58
Section 6.03     Other Remedies...............................................59
Section 6.04     Waiver of Past Defaults......................................60
Section 6.05     Control by Majority..........................................60

Section 6.06     Limitation on Suits..........................................60
Section 6.07     Rights of Holders to Receive Payment.........................61
Section 6.08     Collection Suit by Trustee...................................61
Section 6.09     Trustee May File Proofs of Claim.............................61
Section 6.10     Priorities...................................................62
Section 6.11     Undertaking for Costs........................................62
Section 6.12     Notices to Escrow Agent......................................62

ARTICLE 7 - TRUSTEE...........................................................63

Section 7.01     Duties of Trustee............................................63
Section 7.02     Rights of Trustee............................................64
Section 7.03     Individual Rights of Trustee.................................65
Section 7.04     Trustee's Disclaimer.........................................65
Section 7.05     Notice of Defaults...........................................66
Section 7.06     Reports by Trustee to Holders................................66
Section 7.07     Compensation and Indemnity...................................66
Section 7.08     Replacement of Trustee.......................................67
Section 7.09     Successor Trustee by Merger, Etc.............................68
Section 7.10     Eligibility; Disqualification................................69
Section 7.11     Preferential Collection of Claims Against
                 the Company..................................................69

ARTICLE 8 - LEGAL DEFEASANCE AND COVENANT DEFEASANCE..........................69

Section 8.01     Option to Effect Defeasance or Covenant Defeasance...........69
Section 8.02     Legal Defeasance and Discharge...............................69
Section 8.03     Covenant Defeasance..........................................70
Section 8.04     Conditions to Defeasance or Covenant Defeasance..............70
Section 8.05     Deposited Money and U.S. Government Obligations
                 to be Held in Trust; Other Miscellaneous Provisions..........72
Section 8.06     Repayment to Company.........................................72
Section 8.07     Reinstatement................................................73

ARTICLE 9 - AMENDMENT, SUPPLEMENT AND WAIVER..................................73

Section 9.01     Without Consent of Holders...................................73
Section 9.02     With Consent of Holders......................................74
Section 9.03     Compliance With Trust Indenture Act..........................76
Section 9.04     Revocation and Effect of Consents............................76
Section 9.05     Notation on or Exchange of Notes.............................76
Section 9.06     Trustee to Sign Amendments, Etc..............................77

ARTICLE 10 - SUBSIDIARY GUARANTEES............................................77

Section 10.01    Subsidiary Guarantees........................................77
Section 10.02    Execution and Delivery of Subsidiary Guarantees..............79
Section 10.03    Subsidiary Guarantors May Consolidate, Etc.,
                 on Certain Terms.............................................79
Section 10.04    Releases Following Sale of Assets
                 and Restricted Subsidiary Stock..............................80
Section 10.05    Limitation of Subsidiary Guarantor's Liability...............80
Section 10.06    Application of Certain Terms and Provisions to
                 the Subsidiary Guarantors....................................81
Section 10.07    Release of Subsidiary Guarantees.............................81
Section 10.08    Subordination of Subsidiary Guarantees.......................82
Section 10.09    Future Subsidiary Guarantors.................................82

ARTICLE 11 - SUBORDINATION....................................................83

Section 11.01    Notes Subordinated to Senior Indebtedness....................83
Section 11.02    No Payment on Notes in Certain Circumstances.................83
Section 11.03    Payment Over of Proceeds Upon Dissolution, Etc...............84
Section 11.04    Subrogation..................................................85
Section 11.05    Obligations of Company Unconditional.........................86
Section 11.06    Notice to Trustee............................................86
Section 11.07    Reliance on Judicial Order or Certificate of
                 Liquidating Agent............................................87
Section 11.08    Trustee's Relation to Senior Indebtedness....................87
Section 11.09    Subordination Rights Not Impaired by Acts or
                 Omissions of the Company or Holders of
                 Senior Indebtedness..........................................88
Section 11.10    Holders of Notes Authorize Trustee to
                 Effectuate Subordination of Notes............................88
Section 11.11    This Article Not to Prevent Event of Default.................88
Section 11.12    Trustee's Compensation Not Prejudiced........................88
Section 11.13    No Waiver of Subordination Provisions........................88
Section 11.14    Subordination Provisions Not Applicable to
                 Collateral Held in Trust for Holders of Notes;
                 Payments May be Paid Prior to Dissolution....................89
Section 11.15    Acceleration of Notes........................................89

ARTICLE 12 - MISCELLANEOUS....................................................89

Section 12.01    Trust Indenture Act Controls.................................89
Section 12.02    Notices......................................................90

Section 12.03    Communication by Holders With Other Holders..................91
Section 12.04    Certificate and Opinion as to Conditions Precedent...........91
Section 12.05    Statements Required in Certificate or Opinion................91
Section 12.06    Rules By Trustee and Agents..................................92
Section 12.07    Legal Holidays...............................................92
Section 12.08    No Recourse Against Others...................................92
Section 12.09    Duplicate Originals..........................................92
Section 12.10    Governing Law................................................92
Section 12.11    No Adverse Interpretation of Other Agreements................93
Section 12.12    Successors...................................................93
Section 12.13    Severability.................................................93
Section 12.14    Counterpart Originals........................................93
Section 12.15    Table of Contents, Headings, Etc.............................93

EXHIBITS
--------

Exhibit A      Form of Note
Exhibit B-1    Form of Certificate for Exchange or Registration of Transfer of
               Certificated Notes
Exhibit B-2    Form of Certificate for Exchange or Registration of Transfer From
               Global Note to Certificated Note
Exhibit B-3    Form of Certificate for Exchange or Registration of Transfer From
               Certificated Note to Global Note
Exhibit C      Form of Supplemental Indenture

          INDENTURE dated as of December 1, 1997, among Kevco, Inc., a Texas corporation (the "Company"), SCC Acquisition Corp., an Indiana corporation, Kevco Delaware, Inc., a Delaware corporation, Sunbelt Wood Components, Inc., a Delaware corporation, Consolidated Forest Products, Inc., a Delaware corporation, Bowen Supply, Inc., a Georgia corporation, and Encore Industries, Inc., a Georgia corporation, as Subsidiary Guarantors (as hereinafter defined), and United States Trust Company of New York, a New York banking corporation, as trustee ("Trustee").

          Each party agrees as follows for the benefit of each other and for the equal and ratable benefit of the Holders of the 10 3/8% Series A Senior Subordinated Notes due 2007 (the "Series A Notes") and the 10 3/8% Series B Senior Subordinated Notes due 2007 (the "Series B Notes" and, together with the Series A Notes, the "Notes") of the Company:

                                   ARTICLE 1

                   DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01   Definitions

          "Acquired Indebtedness" means, with respect to the Company or any Restricted Subsidiary, (i) Indebtedness of any other Person existing at the time such other Person is merged with or into or becomes a Restricted Subsidiary of the Company or another Restricted Subsidiary, including, without limitation, Indebtedness Incurred in connection with, or in contemplation of, such other Person merging with or into or becoming a Restricted Subsidiary of the Company or another Restricted Subsidiary and (ii) Indebtedness secured by a Lien encumbering any asset acquired by the Company or any Restricted Subsidiary.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided that Beneficial Ownership of 10% or more of the voting securities of a Person shall be deemed to be control.

          "Agent" means any Registrar or Paying Agent.

          "Agent Members" means any member of, or participant in, the Depositary.

          "Applicable Procedures" means, with respect to any transfer or exchange of beneficial interests in a Global Note, the rules and procedures of the Depositary that are applicable to such transfer or exchange.

          "Asset Sale" means (a) the direct or indirect sale, lease, license, conveyance, transfer or other disposition of any assets or rights (including, without limitation, by way of a sale and leaseback or similar arrangement, by merger or consolidation) by the Company or a Restricted Subsidiary (a "disposition"), in one transaction or a series of transactions; provided that the disposition of all or substantially all of the assets of the Company and its Restricted Subsidiaries taken as a whole will be governed by the provisions of
Section 4.06 and/or the provisions of Section 5.01 and not by the provisions of
Section 4.07 and (b) the issuance or disposition by the Company or any of its Restricted Subsidiaries of Equity Interests of the Company's Restricted Subsidiaries. Notwithstanding the foregoing, none of the following will be deemed an Asset Sale: (i) a disposition of assets by the Company to a Wholly Owned Restricted Subsidiary or by a Restricted Subsidiary to the Company or to a Wholly Owned Restricted Subsidiary; (ii) an issuance of Equity Interests by a Restricted Subsidiary to the Company or to a Wholly Owned Restricted Subsidiary;
(iii) a Restricted Payment that is permitted by Section 4.08; (iv) dispositions of $250,000 or less; (v) dispositions of assets or rights in the ordinary course of business consistent with past practices; (vi) a disposition of assets on or before the second anniversary of the Issue Date which meets the requirements of
Section 4.07(a) the proceeds of which are used for Shelter Transition Expenditures on or before the second anniversary of the Issue Date; (vii) the grant in the ordinary course of business of any non-exclusive license of intellectual property rights; (viii) any liquidation of any Cash Equivalents;
(ix) any disposition of defaulted receivables for collection; and (x) the grant of any Lien securing Indebtedness (or any foreclosure thereon) to the extent that such Lien is granted in compliance with Section 4.10.

          "Attributable Debt" in respect of a sale and leaseback transaction means, at the time of determination, the present value (discounted at the rate of interest implicit in such transaction, determined in accordance with GAAP) of the obligation of the lessee for net rental payments during the remaining term of the lease included in such sale and leaseback transaction (including any period for which such lease has been extended or may, at the option of the lessor, be extended).

          "Authentication Order" means an Officer's Certificate ordering the Trustee to authenticate Notes.

          "Average Life" means, as of the date of determination, with respect to any security or instrument, the quotient obtained by dividing (i) the sum of the products (a) of the number of years from the date of determination to the date or dates of each successive scheduled principal (or redemption) payment of such security or instrument and (b) the amount of each such respective principal (or redemption) payment by (ii) the sum of all such principal (or redemption) payments.

          "Bankruptcy Law" means Title II, U.S. Code or any similar federal or state law for the relief of debtors.

          "Beneficial Owner" or "beneficial owner" (including, with correlative meanings, the terms "Beneficial Ownership" and "Beneficially Owns") for purposes of the definition of Change of Control has the meaning attributed to it in Rules 13d-3 and 13d-5 under the Exchange Act (as in effect on the Issue Date), whether or not applicable, except that a "person" (as such term is used in Sections 13(d)(3) of the Exchange Act) shall be deemed to have "Beneficial Ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time or is exercisable only upon the occurrence of a subsequent condition.

          "Board of Directors" means, with respect to any Person, the board of directors of such Person or any committee of the Board of Directors of such Person authorized, with respect to any particular matter, to exercise the power of the board of directors of such Person.

          "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors of the Company and to be in full force and effect on the date of such certification and delivered to the Trustee.

          "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York, New York are authorized or obligated by law or executive order to close.

          "Capitalized Lease Obligation" means, as to any Person, the obligations of such Person under a lease that are required to be classified and accounted for as capital lease obligations under GAAP and, for purposes of this definition, the amount of such obligations at any date shall be the capitalized amount of such obligations at such date, determined in accordance with GAAP.

          "Capital Stock" means (i) in the case of a corporation, corporate stock, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (iii) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited) and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

          "Cash Equivalents" means (i) Government Securities having maturities of not more than twelve months from the date of acquisition, (ii) certificates of deposit and eurodollar time deposits with maturities of twelve months or less from the date of acquisition, bankers' acceptances with maturities not exceeding six months and overnight bank deposits, in each case with any member bank of the U.S. Federal Reserve System having capital and surplus in excess of $500,000,000, (iii) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (i) above entered into with any financial institution meeting the qualifications specified in clause (ii) above, and (iv) commercial paper having the rating of at least P-1 from Moody's Investors Services, Inc. ("Moody's"), or any successor to its rating business, or at least A-1 from Standard & Poor's Ratings Services ("S&P"), or any successor to its rating business, and in each case maturing within 180 days after the date of acquisition.

          "CEDEL" means Cedel Bank, societe anonyme (or any successor securities clearing agency).

          "Certificated Notes" means Notes that are in the form of the Notes attached hereto as Exhibit A, that do not include the information called for by footnotes 1 and 3 thereof.

          "Change of Control" means the occurrence of any of the following: (i) the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries taken as a whole to any "person" (as such term is used in Section 13(d)(3) of the Exchange
Act), except to the Existing Majority Stockholder, (ii) the adoption of a plan relating to the liquidation or dissolution of the Company, (iii) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" (as defined above), other than the Existing Majority Stockholder, becomes the Beneficial Owner, directly or indirectly, of more than 50% of the Voting Stock of the Company (measured by voting power rather than number of shares), or (iv) during any period of 24 consecutive months after the Issue Date, individuals who at the beginning of any such 24-month period constituted the Board of Directors of the Company (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of the Company was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Company then in office.

          "Commission" or "SEC" means the Securities and Exchange Commission.

          "Company" means Kevco, Inc., a Texas corporation, and any successor thereto permitted pursuant to Section 5.01 hereof.

          "Consolidated Coverage Ratio" of any Person on any date of determination (the "Transaction Date") means the ratio, on a pro forma basis, of
(a) the aggregate amount of Consolidated EBITDA of such Person attributable to continuing operations and businesses (exclusive of amounts attributable to operations and businesses discounted or disposed of) for the Reference Period to
(b) the aggregate Consolidated Fixed Charges of such Person (exclusive of amounts attributable to operations and businesses discontinued or disposed of, but only to the extent that the obligations giving rise to such Consolidated Fixed Charges would no longer be obligations contributing to such Person's Consolidated Fixed Charges subsequent to the Transaction Date) during the Reference Period; provided, that for purposes of such calculation, (i) acquisitions which occurred during the Reference Period or subsequent to the Reference Period and on or prior to the Transaction Date shall be assumed to have occurred on the first day of the Reference Period, (ii) transactions giving rise to the need to calculate the Consolidated Coverage Ratio shall be assumed to have occurred on the first day of the Reference Period, (iii) the Incurrence of any Indebtedness or issuance of any Disqualified Stock during the Reference Period or subsequent to the Reference Period and on or prior to the Transaction Date (and the application of the proceeds therefrom to the extent used to refinance or retire other Indebtedness) shall be assumed to have occurred on the first day of such Reference Period, and (iv) the Consolidated Fixed Charges of such Person attributable to interest on any Indebtedness or dividends on any Disqualified Stock bearing a floating interest (or dividend) rate shall be computed on a pro forma basis as if the average rate in effect from the beginning of the Reference Period to the Transaction Date had been the applicable rate for the entire period, unless such Person or any of its Subsidiaries is a party to a Hedging Obligation (which by its terms will remain in effect for the 12-month period immediately following the Transaction Date) that has the effect of fixing the interest rate on the date of computation, in which case such rate (whether higher or lower) shall be used. For purposes of this definition whenever pro forma effect is to be given to a transaction, the pro forma calculations of Consolidated EBITDA and Consolidated Fixed Charges shall be made in accordance with Article 11 of Regulation S-X of the Commission and subject to agreed-upon procedures to be performed by the Company's independent accountants to determine whether the pro forma calculations are made in accordance with Article 11 of Regulations S-X.

          "Consolidated EBITDA" means, with respect to the Company, for any period, the Consolidated Net Income of the Company for such period adjusted to add thereto (to the extent deducted in determining Consolidated Net Income), without duplication, the sum of (i) consolidated income tax expense, (ii) consolidated depreciation and amortization expense, and other non-cash charges required to be reflected as expenses for such period on the books and records of the Company and (iii) Consolidated Fixed Charges, less the amount of all cash payments made by the Company or any of its Restricted Subsidiaries during such period to the extent such payments relate to non-cash charges that were added back in determining Consolidated EBITDA for such period or any prior period.

          "Consolidated Fixed Charges" means, with respect to the Company for any period, the sum of (i) the consolidated interest expense of the Company and its Restricted Subsidiaries for such period, whether paid or accrued (including, without limitation, amortization of debt issuance costs and original issue discount, non cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with Capitalized Lease Obligations, imputed interest with respect to Attributable Debt, interest payments in respect of Indebtedness of another Person that is Guaranteed by the Company or one of its Restricted Subsidiaries or secured by a Lien on assets of the Company or one of its Restricted Subsidiaries, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers' acceptance financings, and net payments (if any) pursuant to Hedging Obligations), (ii) the consolidated interest expense of the Company and its Restricted Subsidiaries that was capitalized during such period, in each case, on a consolidated basis and in accordance with GAAP, and (iii) the product of (A) the aggregate amount of dividends paid (to the extent not accrued in a prior period) or accrued on Disqualified Stock of the Company and its Restricted Subsidiaries or preferred stock of the Company's Restricted Subsidiaries, to the extent such Disqualified Stock or preferred stock is owned by Persons other than the Company and its Restricted Subsidiaries and (B) a fraction, the numerator of which is one and the denominator of which is one minus the then current combined federal, state, local and foreign statutory tax rate of the Company, expressed as a decimal.

          "Consolidated Net Income" means, with respect to the Company for any period, the aggregate of the Net Income of the Company and the Restricted Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP; provided that (i) the Net Income (but not loss) of any Person that is not a Restricted Subsidiary or that is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid in cash to the Company or any Restricted Subsidiary as to which Consolidated Net Income is being calculated, (ii) the Net Income of any Restricted Subsidiary shall be excluded to the extent that the declaration or payment of dividends or similar distributions by such Restricted Subsidiary of such Net Income would not be permitted at the date of determination or, directly or indirectly, pursuant to the terms of its charter and bylaws and all agreements, instruments, judgments, decrees, orders, statutes, rules or governmental regulations applicable to such Restricted Subsidiary or its stockholders, (iii) the Net Income of any Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded, (iv) the cumulative effect of a change in accounting principles shall be excluded, (iv) income or loss attributable to discounted operations shall be excluded, and (vi) any gain (but not loss) realized upon the sale or other disposition of any property, plant or equipment of the Company or its Restricted Subsidiaries (including pursuant to any sale and leaseback transaction) which is not sold or otherwise disposed of in the ordinary course of business and any gain (but not loss) realized upon the sale or other disposition of any Capital Stock of any Person shall be excluded.

          "Consolidated Net Worth" means, with respect to the Company as of any date, the sum of (i) the consolidated equity of the common equity holders of the Company and its consolidated Restricted Subsidiaries as of such date plus (ii) the respective amounts reported on the Company's balance sheet as of such date with respect to any series of preferred equity (other than Disqualified Stock) that by its terms is not entitled to the payment of dividends or other distributions, unless such dividends or other distributions may be declared and paid only out of net earnings in respect of the year of such declaration and payment, but only to the extent of any cash received by the Company upon issuance of such preferred equity, less (x) all write-ups (other than write-ups resulting from foreign currency translations and write-ups of tangible assets of a going concern business made within 12 months after the acquisition of such business) subsequent to the Issue Date in the book value of any asset owned by the Company or a consolidated Restricted Subsidiary, (y) all investments as of such date in Persons that are not Restricted Subsidiaries (except, in each case, Permitted Investments), and (z) all unamortized debt discount and expense and unamortized deferred charges, as of such date, all of the foregoing determined in accordance with GAAP.

          "Corporate Trust Office of the Trustee" shall be at the address of the Trustee specified in Section 12.02 or such other address as the Trustee may give notice to the Company.

          "Default" means any event or condition the occurrence of which is, or with the lapse of time or the giving of notice or both would be, an Event of Default.

          "Depositary" means, with respect to the Global Notes, the Person specified in Section 2.03 hereof as the Depositary with respect to such Notes, until a successor shall have been appointed and become such Depositary pursuant to the applicable provision of this Indenture, and, thereafter, "Depositary" shall mean or include such successor.

          "Designated Senior Indebtedness" means (i) any Indebtedness outstanding under the Senior Credit Facility and (ii) any other Senior Indebtedness permitted under this Indenture the principal amount of which is $25,000,000 or more and that has been designated by the Company as "Designated Senior Indebtedness" by the filing with the Trustee of a Board Resolution giving effect to such designation.

          "Disqualified Stock" means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part, on or prior to the date that is 91 days after the date on which the Notes mature.

          "Dollars" and "$" means lawful money or currency of the United States of America.

          "Eligible Receivables" means the trade receivables of the Company and its Restricted Subsidiaries less the allowance for doubtful accounts, each of the foregoing determined in accordance with GAAP.

          "Equity Interests" means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

          "Escrow Agent" means United States Trust Company of New York, as escrow agent under the Escrow Agreement, and any successor.

          "Escrow Agreement" means the Escrow Agreement, dated as of the Issue Date, by and among the Company, the Trustee and the Escrow Agent, as the same may be amended from time to time pursuant to the terms hereof and thereof.

          "Euroclear" means the Euroclear Clearance System (or any successor securities clearing agency).

          "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

          "Exchange Offer" means the offer that may be made by the Company pursuant to the Registration Rights Agreement to exchange Series B Notes for Series A Notes.

          "Existing Indebtedness" means Indebtedness of the Company and its Restricted Subsidiaries in existence on the Issue Date after application of the net proceeds from the Company's sale of the Notes.

          "Existing Majority Stockholder" means (i) Jerry E. Kimmel; (ii) his beneficiaries, estates, spouse and lineal descendants, legal representatives of any of the foregoing and the trustee of any bona fide trust of which any of the foregoing are the sole beneficiaries or grantors and (iii) all Affiliates controlled by Jerry E. Kimmel (provided that, for purposes of this clause (iii) only, the proviso set forth in the definition of the term "Affiliate" shall be deemed modified to provide that Beneficial Ownership of 50% or more of the voting securities of a Person shall constitute, and shall be necessary to constitute, control).

          "Fair Market Value" means, with respect to any asset or property, the sale value that would be obtained in an arm's-length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer under no compulsion to buy; provided that if such value exceeds $1,000,000, such determination shall be made in good faith by the Board of Directors of the Company.

          "GAAP" means United States generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession in the United States as in effect on the Issue Date.

          "Global Notes" means the Rule 144A Global Notes and the Regulation S Global Notes.

          "Government Securities" means direct obligations of, or obligations fully guaranteed by, or participations in pools consisting solely of obligations of or obligations guaranteed by, the United States of America for the payment of which guarantee or obligations the full faith and credit of the United States of America is pledged.

          "Guarantee" means a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner (including, without limitation, letters of credit and reimbursement agreements in respect thereof), of all or any part of any Indebtedness.

          "Hedging Obligations" means, with respect to any Person, the obligations of such Person under (i) interest or currency exchange rate swap agreements, interest or currency exchange rate cap agreements and interest or currency exchange rate collar agreements and (ii) other agreements or arrangements, in any case, designed to protect such Person against fluctuations in interest or currency exchange rates (as appropriate, "Interest Rate Hedges" and "Currency Hedges").

          "Holder" means a Person in whose name a Note is registered.

          "Incur" means, with respect to any Indebtedness or other obligation of any Person, to create, issue, incur (by conversion, exchange or otherwise), assume, Guarantee or otherwise become liable in respect of such Indebtedness or other obligation or the recording, as required pursuant to GAAP or otherwise, of any such Indebtedness or other obligation on the balance sheet of such Person (and "Incurrence," "Incurred," "Incurrable" and "Incurring" shall have meanings correlative to the foregoing); provided, however, that a change in GAAP that results in an obligation of such Person that exists at such time, and is not theretofore classified as Indebtedness, becoming Indebtedness shall not be deemed an Incurrence of such Indebtedness.

          "Indebtedness" means, with respect to any Person, (a) any liability of such Person, whether or not contingent (i) for borrowed money, or under any reimbursement obligation relating to a letter of credit, bankers' acceptance or note purchase facility; (ii) evidenced by a bond, note, debenture or similar instrument (including a purchase money obligation); (iii) for the payment of money relating to a Capitalized Lease Obligation; (iv) for or pursuant to Disqualified Stock; (v) for or pursuant to preferred stock of any Subsidiary of such Person (other than preferred stock held by such Person or any of its Subsidiaries or in the case of the Company, any of its Restricted Subsidiaries);
(vi) representing the balance deferred and unpaid of the purchase price of any property or services (except any such balance that constitutes a trade payable or accrued liability in the ordinary course of business that is not overdue by more than 90 days or is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted); or (vii) under or in respect of Hedging Obligations; (b) any liability of others described in the preceding clause (a) that such Person has Guaranteed, that is recourse to such Person or that is otherwise its legal liability, or the payment of which is secured by (or for which the holder of such liability has an existing right to be secured by) any Lien upon property owned by such Person, even though such Person has not assumed or become liable for the payment of such liability; and (c) any amendment, supplement, modification, deferral, renewal, extension or refunding of any liability of the types referred to in clauses (a) and (b) above. The amount of any non-interest bearing or other discount Indebtedness shall be deemed to be the principal amount thereof that would be shown on the balance sheet of the issuer dated such date prepared in accordance with GAAP, but such Indebtedness shall be deemed to have been Incurred only on the date of the original issuance thereof.

          "Indenture" means this Indenture, as amended or supplemented from time to time.

          "Initial Purchasers" means Donaldson, Lufkin & Jenrette Securities Corporation and NationsBanc Montgomery Securities, Inc.

          "Interest Payment Date" means each June 1 and December 1 of each year or if any such day is not a Business Day, the next succeeding Business Day.

          "Investments" means, with respect to any Person, all investments by such Person in other Persons (including Affiliates) in the forms of direct or indirect loans (including guarantees of Indebtedness or other obligations (but excluding endorsements of negotiable instruments for collection in the ordinary course of business)), advances or capital contributions (excluding commissions, travel and similar advances to directors, officers and employees made in the ordinary course of business), purchases or other acquisitions (for consideration) of Indebtedness, Equity Interest or other securities, together with all items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP.

          "Issue Date" means December 1, 1997, the date on which the Series A Notes are originally issued.

          "Junior Securities" means, with respect to the Company or any of the Restricted Subsidiaries, securities (including Capital Stock but excluding Disqualified Stock) issued by the Company or any of the Restricted Subsidiaries to a Holder on account of the Notes that (a) has an Average Life and maturity or mandatory redemption obligation, if any, longer than, or occurring after the final maturity date of, all Designated Senior Indebtedness of the Company, (b) by their terms or by law are subordinated to Designated Senior Indebtedness of the Company outstanding on the date of issuance of such Junior Securities at least to the same extent as the Notes and (c) are not secured by any assets or property of the Company or any of its Restricted Subsidiaries. As used herein, "Designated Senior Indebtedness of the Company outstanding on the date of issuance of such Junior Securities" shall include securities issued in connection with a reorganization pursuant to the bankruptcy laws of any jurisdiction to Persons which held "Designated Senior Indebtedness" in such reorganization proceeding.

          "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof).

          "Liquidated Damages" means all liquidated damages owing pursuant to
Section 5 of the Registration Rights Agreement.

          "Net Income" means, with respect to any Person, the net income (loss) of such Person, determined in accordance with GAAP.

          "Net Proceeds" means, with respect to any Asset Sale, the aggregate amount of cash proceeds (including any cash received by way of deferred payment pursuant to a note receivable issued in connection with such Asset Sale, other than the portion of such deferred payment constituting interest, and including any amounts received as disbursements or withdrawals from any escrow or similar account established in connection with any such Asset Sale, but, in either case, only as and when so received) received by the Company or any of its Restricted Subsidiaries in respect of such Asset Sale, net of: (i) the cash expenses of such Asset Sale (including, without limitation, the payment of principal of, and premium, if any, and interest on, Indebtedness required to be paid as a result of such Asset Sale (other than the Notes) and legal, accounting, management and advisory and investment banking fees and sales commissions), (ii) taxes paid or payable as a result thereof,
(iii) any portion of cash proceeds that the Company determines in good faith should be reserved for post-closing adjustments, it being understood and agreed that on the day that all such post-closing adjustments have been determined, the amount (if any) by which the reserved amount in respect of such Asset Sale exceeds the actual post-closing adjustments payable by the Company or any of its Restricted Subsidiaries shall constitute Net Proceeds on such date, (iv) any relocation expenses and pension, severance and shutdown costs incurred as a result thereof and (v) any cash amounts actually set aside by the Company or any Restricted Subsidiary as a reserve in accordance with GAAP against any retained liabilities associated with the asset disposed of in such transaction, including, without limitation, pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations associated with such transaction.

          "Non-Recourse Debt" means Indebtedness (i) as to which neither the Company nor any of its Restricted Subsidiaries (a) provides credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness), (b) is directly or indirectly liable (as a guarantor or otherwise), or (c) constitutes the lender, (ii) no default with respect to which (including any rights that the holders thereof may have to take enforcement action against an Unrestricted Subsidiary) would permit (upon notice, lapse of time or both) any holder of any other Indebtedness of the Company or any of its Restricted Subsidiaries to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity and (iii) as to which the lenders have expressly waived any recourse which they may have, in law, equity or otherwise, whether based on misrepresentations, control, ownership or otherwise, to the Company or any of its Restricted Subsidiaries, including, without limitation, a waiver of the benefit of the provisions of Section 1111(b) of the U.S. Bankruptcy Code (Title 11, United States Code), as amended.

          "Note Custodian" means the Trustee, as custodian with respect to the Global Note, or any successor entity thereto.

          "Obligations" means any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

          "Officer" means, with respect to any Person, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary, any Assistant Secretary or any Vice President thereof.

          "Officer's Certificate" means a certificate signed on behalf of the Company by two Officers of such Person, one of whom must be the principal executive officer, the principal financial officer or the principal accounting officer of such Person.

          "Opinion of Counsel" means an opinion from legal counsel who is reasonably acceptable to the Trustee. Except with respect to any opinion delivered pursuant to Article 8, the counsel may be an employee of the Company.

          "Permitted Investments" means (i) any Investment in the Company or in a Restricted Subsidiary of the Company; (ii) any Investment in Cash Equivalents;
(iii) any Investment by the Company or any of its Restricted Subsidiaries in a Person engaged in a Related Business if, as a result of such Investment, (A) such Person becomes a Restricted Subsidiary of the Company or (B) such Person is merged, consolidated or amalgamated with or into, or transfers or conveys all or substantially all of its assets to, or is liquidated into, the Company or a Restricted Subsidiary of the Company; (iv) Investments the payment for which consists exclusively of Equity Interests (excluding Disqualified Stock) of the Company; (v) Investments in shares of money market mutual or similar funds having assets in excess of $500,000,000; and (vi) Investments in negotiable instruments held for collection in the ordinary course of business and lease, utility and similar deposits.

          "Permitted Liens" means (i) Liens securing Permitted Indebtedness Incurred pursuant to clause (i) of the definition of such term; (ii) Liens in favor of the Company and/or its Restricted Subsidiaries; (iii) Liens on property of a Person existing at the time such Person is merged into or consolidated with the Company or any of its Restricted Subsidiaries, provided that such Liens were in existence prior to the contemplation of such merger or consolidation and do not extend to any assets other than those of the Person merged into or consolidated with the Company or any such Restricted Subsidiary; (iv) Liens securing any Acquired Indebtedness and which exist at the time of acquisition thereof by the Company or any of its Restricted Subsidiaries, provided that such Liens were in existence prior to the contemplation of such acquisition; (v) Liens arising under the Indenture in favor of the Trustee; (vi) Liens existing on the date of the Indenture; (vii) Liens arising by reason of (1) any judgment, decree or order of any court not constituting an Event of Default; (2) taxes not yet delinquent or which are being contested in good faith by appropriate proceedings which suspend the collection thereof, promptly instituted and diligently conducted, and for which adequate reserves have been established to the extent required by GAAP; (3) security for payment of workers' compensation or other insurance; (4) good faith deposits in connection with tenders, leases and contracts (other than contracts for the payment of money), bids, licenses, performance or similar bonds and other obligations of a like nature, in the ordinary course of business; (5) zoning restrictions, easements, licenses, reservations, provisions, covenants, conditions, waivers, restrictions on the use of property or minor irregularities of title (and with respect to leasehold interests, mortgages, obligations, Liens and other encumbrances incurred, created, assumed or permitted to exist and arising by, through or under a landlord or owner of the leased property, with or without consent of the lessees), none of which materially impairs the use of any parcel of property material to the operation of the business of the Company or any Restricted Subsidiary or the value of such property for the purpose of such business; (6) deposits to secure public or statutory obligations or in lieu of surety or appeal bonds; (7) surveys, exceptions, title defects, encumbrances, easements, reservations of, or rights or others for, rights of way, sewers, electric lines, telegraph or telephone lines and other similar purposes or zoning or other restrictions as to the use of real property not interfering with the ordinary conduct of the business of the Company or any of its Restricted

Subsidiaries; or (8) operation of law or statute and incurred in the ordinary course of business, including without limitation, those in favor of mechanics, materialmen, suppliers, laborers or employees, and, if securing sums of money, for sums which are not yet delinquent or are being contested in good faith by appropriate proceedings which suspend the collection thereof, promptly instituted and diligently conducted, and for which adequate reserves have been established to the extent required by GAAP; (viii) Liens resulting from the deposit of funds in trust for the purpose of decreasing or defeasing Indebtedness of the Company and its Restricted Subsidiaries so long as such deposit of funds and such decreasing or defeasing of Indebtedness are permitted under Section 4.08; and (ix) any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any Lien referred to in the foregoing clauses (iii), (iv) and (vi) above; provided that the principal amount of the Indebtedness secured thereby shall not exceed the principal amount of Indebtedness secured thereby immediately prior to the time of such extension, renewal or replacement, and that such extension, renewal or replacement Lien shall be limited to all or a part of the property that secured the Lien so extended, renewed or replaced (plus improvements on such property).

          "Permitted Refinancing Indebtedness" means any Indebtedness of the Company or any of its Restricted Subsidiaries issued in exchange for, or the net proceeds of which are used by such Person to extend, refinance, renew, replace, defease or refund other Indebtedness of such Person ("Old Indebtedness"); provided that: (i) the principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the principal amount (or accreted value, if applicable) of the Old Indebtedness plus any premium or penalty payable thereon and any reasonable expenses incurred in connection therewith; (ii) such Permitted Refinancing Indebtedness has a final maturity date equal to or later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Old Indebtedness; (iii) if the Old Indebtedness is subordinated in right of payment to the Notes, such Permitted Refinancing Indebtedness is subordinated in right of payment to the Notes on terms at least as favorable to the Holders as those contained in the documentation governing the Old Indebtedness; (iv) such Permitted Refinancing Indebtedness is on terms that are no more restrictive, as a whole, than those governing such Old Indebtedness; and
(v) such Permitted Refinancing Indebtedness is Incurred only by the Company or the Restricted Subsidiary that is the obligor on the Old Indebtedness.

          "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Public Equity Offering" means an underwritten offering of Equity Interests (other than Disqualified Stock) of the Company for cash pursuant to an effective registration statement under the Securities Act.

          "Purchase Agreement" means the Purchase Agreement, dated as of the Issue Date, among the Company, the Subsidiary Guarantors and the Initial Purchasers, as such agreement may be amended, modified or supplemented from time to time.

          "Purchase Money Indebtedness" means, with respect to the Company or any Restricted Subsidiary, any Indebtedness of the Company or any Restricted Subsidiary to any seller or other Person incurred to finance the acquisition (including in the case of a Capitalized Lease Obligation, the lease) of any real or personal tangible property acquired after the Issue Date which, in the reasonable good faith judgment of the Board of Directors of the Company or the board of directors of any Restricted Subsidiary, as applicable, is directly related to a Related Business of the Company or a Restricted Subsidiary and which is Incurred within 180 days of such acquisition and is secured only by the assets so financed.

          "Qualified Tender Offer Purchase" means the purchase by the Company pursuant to the Tender Offer of such number of Shelter Shares as constitute on a fully-diluted basis at least a majority of the total number of outstanding Shelter Shares.

          "Reference Period" with regard to any Person means the four full fiscal quarters for which financial statements are available at the time of determination (or such lesser period during which such Person has been in existence) ended immediately preceding any date upon which any such determination is to be made pursuant to the terms of the Notes or the Indenture.

          "Registration Rights Agreement" means the Registration Rights Agreement, dated as of the Issue Date, by and among the Company, the Subsidiary Guarantors and the Initial Purchasers, as such agreement may be amended, modified or supplemented from time to time.

          "Regulation S Global Note" means a permanent Global Note that contains the paragraph referred to in footnote 1 and the additional schedule referred to in footnote 3 to the form of the Note attached hereto as Exhibit A, and that is deposited with and registered in the name of the Depositary, representing Notes sold in reliance on Regulation S.

          "Related Business" means the business conducted by the Company and its Restricted Subsidiaries as of the Issue Date and any and all businesses that in the good faith judgment of the Board of Directors of the Company are materially related businesses.

          "Responsible Officer" when used with respect to the Trustee, means any officer within the Corporate Trust Office of the Trustee (or any successor group of the Trustee) assigned by the Trustee to administer the Indenture in its corporate trust department.

          "Restricted Investment" means an Investment other than a Permitted Investment.

          "Restricted Subsidiary" means any direct or indirect Subsidiary of the Company that is not an Unrestricted Subsidiary.

          "Rule 144A" means Rule 144A promulgated under the Securities Act.

          "Rule 144A Global Note" means a permanent global note that contains the paragraph referred to in footnote 1 and the additional schedule referred to in footnote 3 to the form of the Note attached hereto as Exhibit A, and that is deposited with and registered in the name of the Depositary, representing Notes sold in reliance on Rule 144A.

          "Securities Act" means the Securities Act of 1933, as amended from time to time.

          "Senior Credit Facility" means the Credit Agreement to be entered into on the Issue Date among the Company, the guarantors named therein, and NationsBank of Texas, N.A., as agent and lender, and the other lenders party thereto, or any refinancing or increases thereof made in accordance with Section 4.09.

          "Senior Indebtedness" means, with respect to any Person, (i) all Indebtedness of such Person outstanding under the Senior Credit Facility and all Hedging Obligations with respect thereto, (ii) any other Indebtedness of such Person permitted to be issued under the Indenture, provided, however, that Senior Indebtedness shall not include any Indebtedness which by the terms of the instrument creating or evidencing the same is on parity with or is subordinated or junior in right of payment in any respect to any other Indebtedness of such Person or its Restricted Subsidiaries or Affiliates and (iii) all Obligations with respect to the foregoing. Notwithstanding anything to the contrary in the foregoing, Senior Indebtedness will not include (i) any liability for Federal, state, local, foreign or other taxes, (ii) any Indebtedness of any such Person to any of its Subsidiaries or other Affiliates, (iii) any accounts payable or trade liabilities arising in the ordinary course of business (including Guarantees thereof or instruments evidencing such liabilities), (iv) any Indebtedness that is incurred in violation of the Indenture, (v) Indebtedness of the Person to any shareholder of the Person, (vi) Indebtedness to, or guaranteed by the Person or any of its Subsidiaries for the benefit of, any director, officer or employee of the Person or any Subsidiary of the Person (including, without limitation, amounts owed for compensation), (vii) Capital Stock of such Person and Indebtedness represented by Disqualified Stock, (viii) Indebtedness which, when incurred and without respect to any election under Section 1111(b) of Title 11, United States Code, is without recourse to such Person and (ix) any Indebtedness or obligation which is subordinated in right of payment to any other Indebtedness or obligation of such Person. "Senior Indebtedness," when used with respect to a Subsidiary Guarantor, shall have a meaning substantially identical to that applied to the Indebtedness of the Person or its Subsidiaries.

          "Shelter" means Shelter Components Corporation, an Indiana corporation.

          "Shelter Shares" means all of the outstanding shares of common stock, par value $.01 per share, of Shelter.

          "Shelter Transition Expenditures" means costs and expenses incurred by the Company and its Restricted Subsidiaries to facilitate the consolidation of the distribution and manufacturing businesses of the Company and the Restricted Subsidiaries with Shelter.

          "Special Redemption Consideration" has the meaning set forth in the Escrow Agreement.

          "Stated Maturity" means December 1, 2007.

          "Subsidiary" means, with respect to any Person, (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person (or a combination thereof) and (ii) any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are such Person or of one or more Subsidiaries of such Person (or any combination thereof). Unless indicated to the contrary, "Subsidiary" refers to a direct or indirect Subsidiary of the Company.

          "Subsidiary Guarantee" means any guarantee of the obligations of the Company under this Indenture and the Notes by any Person in accordance with the provisions of this Indenture, including pursuant to a supplemental indenture substantially in the form attached hereto as Exhibit C.

          "Subsidiary Guarantors" means (i) as of the Issue Date, SCC Acquisition Corp., Kevco Delaware, Inc., Sunbelt Wood Components, Inc., Consolidated Forest Products, Inc., Bowen Supply, Inc. and Encore Industries, Inc. and (ii) thereafter, all future Subsidiaries (other than Unrestricted Subsidiaries) that become guarantors of the Notes in compliance with the provisions of this Indenture and execute a supplemental indenture agreeing to be bound by the terms of this Indenture; in each case until such time, if any, as such Subsidiary is released from its Subsidiary Guarantee as permitted by this Indenture.

          "Tender Offer" means the tender offer commenced by the Company on October 28, 1997 pursuant to which it offered to acquire all of the Shelter Shares.

          "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. (S)(S) 77aaa-77bbbb) and the rules and regulations thereunder, as in effect on the date on which this Indenture is qualified under the TIA (except as provided in Sections 9.01(h) and 9.03); provided, however, that, in the event the Trust Indenture Act of 1939 is amended after such date, "TIA" means, to the extent required by any such amendments, the Trust Indenture Act of 1939 as so amended.

          "Trustee" means the party named as such above until a successor replaces it in accordance with the applicable provisions of this Indenture and thereafter means the successor serving hereunder.

          "Unrestricted Subsidiary" means any Subsidiary that is designated by the Board of Directors of the Company as an Unrestricted Subsidiary pursuant to a resolution of the Board of Directors of the Company, but only to the extent that such Subsidiary and each of the Subsidiaries of such Subsidiary (i) has no Indebtedness at the time of designation, and does not thereafter Incur any Indebtedness, other than Non-Recourse Debt, (ii) does not own any Equity Interests of, or own or hold any Lien on, any property of the Company or any Restricted Subsidiary of the Company (other than any Subsidiary of the Subsidiary to be so designated), (iii) is not party to any material agreement, contract, rearrangement or understanding with the Company or any of its Restricted Subsidiaries unless the terms of any such agreement, contract, rearrangement or understanding are no less favorable to the Company or such Restricted Subsidiary than those that might be obtained at the time from Persons who are not Affiliates of the Company, (iv) is a Person with respect to which neither the Company nor any of its Restricted Subsidiaries has any direct or indirect obligation (a) to subscribe for additional Equity Interests or (b) to maintain or preserve such Person's financial condition or to cause such Person to achieve any specified levels of operating results, (v) has not guaranteed or otherwise directly or indirectly provided credit support for any Indebtedness of the Company or any of its Restricted Subsidiaries and (vi) has at least one director on its board of directors that is not a director or executive officer of the Company or any of its Restricted Subsidiaries and has at least one executive officer that is not a director or executive officer of the Company or any of its Restricted Subsidiaries.

          "Voting Stock" means any class or classes of Capital Stock of any Person pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect the board of directors (or Persons performing similar functions) of such Person.

          "Weighted Average Life to Maturity" means, when applied to any Indebtedness at any date, the number of years obtained by dividing (i) the sum of products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment, by (ii) the then outstanding principal amount of such Indebtedness.

          "Wholly Owned Restricted Subsidiary" means a Restricted Subsidiary all of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares) shall at the time be owned by the Company or by one or more Wholly Owned Restricted Subsidiaries.

Section 1.02   Other Definitions

                                   Defined in
        Term                         Section
        ----                       -----------

"Acceleration Notice"                  6.02
"Affiliate Transaction"                4.15
"Asset Sale Offer"                     4.07
"Benefitted Party"                    10.01
"Change of Control Offer"              4.06
"Change Of Control Offer Period"       4.06
"Change of Control Purchase Date"      4.06
"Change of Control Purchase Price"     4.06
"Covenant Defeasance"                  8.03
"Custodian"                            6.01
"Debt Incurrence Ratio"                4.09
"DTC"                                  2.03
"Escrowed Amounts"                     4.21
"Event of Default"                     6.01
"Excess Proceeds"                      4.07
"Excess Proceeds Offer"                4.22
"Excess Proceeds Trigger Date"         4.22
"Incurrence Date"                      4.09
"Legal Defeasance"                     8.02
"Net Offering Proceeds"                4.21
"Offer Amount"                         4.22
"Offering Period"                      4.22
"Paying Agent"                         2.03
"Payment Blockage Notice"             11.02
"Payment Blockage Period"             11.02
"Payment Default"                      6.01
"Permitted Indebtedness"               4.09
"Purchase Date"                        4.22
"QIB"                                  2.01
"Register"                             2.03
"Registrar"                            2.03
"Regulation S"                         2.01
"Repurchase Offer"                     4.22
"Restricted Payments"                  4.08
"Special Redemption Trigger Date"      4.21
"Transfer Restricted Security"         2.06

Section 1.03   Incorporation by Reference of Trust Indenture Act

          Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

          The following TIA terms used in this Indenture have the following meanings:

          "indenture securities" means the Notes;

          "indenture security holder" means a Holder;

          "indenture to be qualified" means this Indenture;

          "indenture trustee" or "institutional trustee" means the Trustee;

          "obligor" on the Notes means the Company, each Subsidiary Guarantor and any successor obligor upon the Notes.

          All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA have the meanings so assigned to them.

Section 1.04   Rules of Construction

          Unless the context otherwise requires:

          (1) a term has the meaning assigned to it;

          (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

          (3)  "or" is not exclusive;

          (4) words in the singular include the plural, and in the plural include the singular;

          (5) provisions apply to successive events and transactions;

          (6) references to sections of or rules under the Exchange Act or the Securities Act shall be deemed to include substitute, replacement of successor sections or rules adopted by the SEC from time to time; and

          (7) "herein," "hereof" and other words of similar import refer to this Indenture as a whole (as amended and supplemented from time to time) and not to any particular Article, Section or other subdivision.

                                   ARTICLE 2

                                   THE NOTES

Section 2.01   Form and Dating

          The Notes, the Subsidiary Guarantees and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A, which is part of this Indenture. The Notes may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Note shall be dated the date of its authentication. The Notes shall be issued only in registered form without coupons and only in minimum denominations of $1,000 and integral multiples thereof.

          The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Indenture and the Company, the Subsidiary Guarantors and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

          (a) Rule 144A Global Notes. Notes offered and sold within the United States to qualified institutional buyers as defined in Rule 144A ("QIBs") in reliance on Rule 144A shall be issued initially in the form of one or more Rule 144A Global Notes, which shall be deposited on behalf of the purchasers of the Notes represented thereby with the Depositary or a custodian of the Depositary at its New York office, and registered in the name of the Depositary or a nominee of the Depositary. The aggregate principal amount of the Rule 144A Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee as hereinafter provided.

          (b) Regulation S Global Notes. Notes offered and sold in reliance on Regulation S under the Securities Act ("Regulation S") shall be issued initially in the form of one or more Regulation S Global Notes, which shall be deposited on behalf of the purchasers of the Notes represented thereby with the Depositary or a custodian of the Depositary at its New York office, and registered in the name of the Depositary or a nominee of the Depositary, provided that upon such deposit all such Notes shall be credited to or through accounts maintained at the Depository by or on behalf of Euroclear or CEDEL. The aggregate principal amount of the Regulation S Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee as hereinafter provided.

          (c) Global Notes in General. Each Global Note shall be duly executed by the Company and authenticated by the Trustee as hereinafter provided. The Global Notes shall represent the outstanding Notes registered in the name of the Depositary or its nominee, and shall provide that they shall represent the aggregate amount of outstanding Notes from time to time endorsed thereon and that the aggregate amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of the Global Notes to reflect the amount of any increase or decrease in the amount of outstanding Notes represented thereby shall be made by the Trustee or the Note Custodian, at the direction of the Trustee, in accordance with instructions given by the Holder thereof as required by
     Section 2.06 hereof.

          The Company shall cause the Rule 144A Global Notes and the Regulation S Global Notes to have separate CUSIP numbers.

          Except as set forth in Section 2.06 hereof, the Global Notes may be transferred, in whole and not in part, only to another nominee of the Depositary or to a successor of the Depositary or its nominee.

          (d) Book-Entry Provisions for Global Notes. The Company shall execute and the Trustee shall, in accordance with this Section 2.01(d) and Section 2.02, authenticate and deliver the Global Notes that (i) shall be registered in the name of the Depositary or the nominee of the Depositary and (ii) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instructions or held by the Trustee as custodian for the Depositary.

          Agent Members shall have no rights either under this Indenture with respect to the Global Notes held on their behalf by the Depositary or by the Note Custodian or under the Global Notes, and the Depositary may be treated by the Company, the Subsidiary Guarantors, the Trustee and any agent of the Company or the Trustee as the absolute owner of the Global Notes for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Subsidiary Guarantors, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of such Depositary governing the exercise of the rights of an owner of a beneficial interest in the Global Notes.

Section 2.02   Execution and Authentication

          Two Officers shall sign the Notes for the Company by manual or facsimile signature.

          If an Officer whose signature is on a Note no longer holds that office at the time a Note is authenticated, the Note shall nevertheless be valid.

          A Note shall not be valid or obligatory for any purpose or entitled to the benefits of this Indenture until authenticated by the manual signature of the Trustee or its authenticating agent. The signature shall be conclusive evidence that the Note has been authenticated under this Indenture.

          The Trustee shall, upon delivery to the Trustee of an Authentication Order, from time to time, authenticate Notes for original issue up to the aggregate principal amount of $105,000,000. The aggregate principal amount of Notes outstanding at any time may not exceed such amount, except as provided in
Section 2.07.

          The Trustee may appoint an authenticating agent to authenticate Notes. An authenticating agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate of the Company.

          Neither the Company nor the Trustee shall have any responsibility for any defect in the CUSIP number that appears on any Note, check, advice of payment or redemption notice, and any such document may contain a statement to the effect that CUSIP numbers have been assigned by an independent service for convenience of reference and that neither the Company nor the Trustee shall be liable for any inaccuracy in such numbers.

Section 2.03   Registrar and Paying Agent

          The Company shall maintain in the Borough of Manhattan, The City of New York, State of New York, and in such other locations as it shall determine,
(i) an office or agency where Notes may be presented for registration of transfer or for exchange ("Registrar") and (ii) an office or agency where Notes may be presented for payment ("Paying Agent"). The Registrar shall keep a register ("Register") of the Notes and of their transfer and exchange. The Company may appoint one or more co-registrars and one or more additional paying agents. The term "Registrar" includes any co-registrar and the term "Paying Agent" includes any additional paying agent. The Company may change any Paying Agent or Registrar upon notice to the Trustee and the Holders of Notes. The Company shall notify the Trustee in writing of the name and address of any Agent not a party to this Indenture. If the Company fails to appoint or maintain another entity as Registrar or Paying Agent, the Trustee shall act, subject to the last paragraph of this Section 2.03, as such. The Company or any of its Subsidiaries may act as Paying Agent or Registrar; provided, however, that none of the Company, its Subsidiaries or the Affiliates of the foregoing shall act
(i) as Paying Agent in connection with any redemption, offer to purchase, discharge or defeasance or as otherwise specified in this Indenture, and (ii) as Paying Agent or Registrar if a Default or Event of Default has occurred and is continuing.

          The Company initially appoints The Depository Trust Company ("DTC") to act as Depositary with respect to the Global Notes.

          The Company initially appoints the Trustee to act as the Registrar and Paying Agent and to act as Note Custodian with respect to the Global Notes. The Company initially appoints the Trustee to act as the Registrar and Paying Agent with respect to the Certificated Notes.

          All of the terms and provisions with respect to such powers and authority contained in the Notes are subject to and governed by the terms and provisions hereof.

          The Trustee may resign as Registrar or Paying Agent upon 30 days prior written notice to the Company.

Section 2.04   Paying Agent to Hold Money in Trust

          The Company shall require each Paying Agent, other than the Trustee, to agree in writing that the Paying Agent will hold in trust for the benefit of Holders and the Trustee all money held by the Paying Agent for the payment of principal of, premium, if any, interest and Liquidated Damages, if any, on the Notes, and shall notify the Trustee of any default by the Company in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Company or a Subsidiary) shall have no further liability for the money. If the Company or a Subsidiary acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders of Notes all money held by it as Paying Agent. Upon the occurrence of events specified in Section 6.01(h) or (i), the Trustee shall serve as Paying Agent for the Notes.

Section 2.05   Holder Lists

          The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders of Notes and shall otherwise comply with TIA (S) 312(a). If the Trustee is not the Registrar, the Company shall furnish to the Trustee at least ten Business Days before each Interest Payment Date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Holders of Notes and, after qualification of the Indenture under the TIA, the Company shall otherwise strictly comply with TIA (S) 312(a).

Section 2.06   Transfer and Exchange

          (a) Transfer and Exchange of Beneficial Interests in Global Notes. Subject to the provisions of this Section 2.06 and Section 2.01(d), the transfer and exchange of any beneficial interest in a Global Note shall be effected through the Depositary, in accordance with this Indenture and the procedures of the Depositary therefor, which shall include restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Beneficial interests in any Global Notes may be transferred to Persons who take delivery thereof in the form of a beneficial interest in such Global Note or any other Global Notes in accordance with and subject to the transfer restrictions set forth in the legend in subsection (g)(i) of this Section 2.06. Upon receipt by the Registrar of written instructions, or such other instruction as is customary for the Depositary, from the Depositary or its nominee, requesting the registration of transfer of an interest in a Rule 144A Global Note or Regulation S Global Note, as the case may be, to another type of Global Note, together with the applicable Global Notes (or, if the applicable type of Global Note required to represent the interest as requested to be transferred is not then outstanding, only the Global Note representing the interest being transferred), the Registrar shall make an endorsement on such Global Notes (or Global Note) to reflect the applicable increase and decrease of the principal amount of Notes represented thereby, giving effect to such transfer. If the applicable type of Global Note required to represent the interest as requested to be transferred is not outstanding at the time of such request, the Company shall issue and the Trustee shall, upon receipt of an Authentication Order in accordance with Section 2.02, authenticate a new Global Note of such type in principal amount equal to the principal amount of the interest requested to be transferred.

          (b) Transfer and Exchange of Certificated Notes. When Certificated Notes are presented by a Holder of Notes to the Registrar with a request:

              (x) to register the transfer of the Certificated Notes; or

              (y) to exchange such Certificated Notes for an equal principal amount of Certificated Notes of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if the requirements under this Indenture as set forth in this Section 2.06 for such transactions are met; provided that the Certificated Notes presented or surrendered for register of transfer or exchange:

                  (i) shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder of Notes or by his attorney, duly authorized in writing with the signature guaranteed; and

                  (ii) in the case of a Certificated Note that is a Transfer Restricted Security, such request shall be accompanied by the following additional information and documents, as applicable:

                       (A) if such Transfer Restricted Security is being
               delivered to the Registrar by a Holder of Notes for registration in the name of such Holder of Notes, without transfer, or such Transfer Restricted Security is being transferred to the Company or any of its Subsidiaries, a certification to that effect from such Holder of Notes (in substantially the form of Exhibit B-1 hereto);

                       (B) if such Transfer Restricted Security is being
               transferred (i) to a QIB in a transaction meeting the requirements of Rule 144A under the Securities Act, (ii) in a transaction meeting the requirements of an exemption from registration provided by Rule 144 under the Securities Act, (iii) in reliance on Rule 903 or 904 of Regulation S or (iv) pursuant to an effective registration statement under the Securities Act, a certification to that effect from such Holder of Notes (in substantially the form of Exhibit B-1 hereto); or

                       (C) if such Transfer Restricted Security is being
               transferred in reliance on any exemption from the registration requirements of the Securities Act (other than those referred to paragraphs (A) and (B) above), a certification to that effect from such Holder of Notes (in substantially the form of Exhibit B-1 hereto) and an Opinion of Counsel from such Holder of Notes or the transferee reasonably acceptable to the Company and to the Registrar to the effect that such transfer is in compliance with the Securities Act.

          (c) Transfer of a Beneficial Interest in a Global Note for a Certificated Note.

               (i) Any Person having a beneficial interest in a Global Note may upon request, subject to the Applicable Procedures, exchange such beneficial interest for a Certificated Note. Upon receipt by the Trustee of written instructions or such other form of instructions as is customary for the Depositary, from the Depositary or its nominee on behalf of any Person having a beneficial interest in a Global Note, and, in the case of a Transfer Restricted Security, the following additional information and documents (all of which may be submitted by facsimile):

                   (A) if such beneficial interest is being transferred to the Person designated by the Depositary as being the beneficial owner, a certification to that effect from such Person (in substantially the form of Exhibit B-2 hereto);

                   (B) if such beneficial interest is being transferred (i) to a QIB in a transaction meeting the requirements of Rule 144A under the Securities Act, (ii) in a transaction meeting the requirements of an exemption from registration provided by Rule 144 under the Securities Act, (iii) in reliance on Rule 903 or 904 of Regulation S or (iv) pursuant to an effective registration statement under the Securities Act, a certification to that effect from such Person (in substantially the form of Exhibit B-2 hereto); or

                   (C) if such beneficial interest is being transferred in reliance on any exemption from the registration requirements of the Securities Act (other than those referred to in paragraphs (A) and (B) above), a certification to that effect from the transferor (in substantially the form of Exhibit B-2 hereto) and an Opinion of Counsel from the transferee or the transferor reasonably acceptable to the Company and to the Registrar to the effect that such transfer is in compliance with the Securities Act;

     in which case the Trustee or the Note Custodian, at the direction of the Trustee, shall, in accordance with the standing instructions and procedures existing between the Depositary and the Note Custodian, make an endorsement on such Global Note to reflect a decrease in the aggregate principal amount of Notes represented by such Global Note and, following such reduction, the Company shall execute and the Trustee shall authenticate and deliver to the transferee a Certificated Note in the appropriate principal amount.

              (ii) Certificated Notes issued in exchange for a beneficial interest in the Global Notes pursuant to this Section 2.06(c) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Certificated Notes to the Persons in whose names such Notes are so registered.

          (d) Restrictions on Transfer and Exchange of Global Notes. Notwithstanding any other provision of this Indenture (other than the provisions set forth in subsection (f) of this Section 2.06), the Global Notes may not be transferred as a whole except by the Depositary to a nominee of the Depositary, or by a nominee of the Depositary to the Depositary or another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

          (e) Transfer and Exchange of a Certificated Note for a Beneficial Interest in a Global Note. When Certificated Notes are presented by a Holder of Notes to the Registrar with a request to cancel any Certificated Notes in exchange for a beneficial interest in the Global Notes, the Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met; provided that the Certificated Notes presented or surrendered for register of transfer or exchange:

              (i) shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder of Notes or by his attorney, duly authorized in writing, which instructions, if applicable, shall direct the Trustee (A) to cancel any Certificated Note being exchanged for a beneficial interest in the Global Notes in accordance with Section 2.11 hereof, and (B) to make, or to direct the Registrar to make, an endorsement on the Global Notes to reflect an increase in the aggregate principal amount of the Notes represented by the Global Notes; and

              (ii) in the case of a Certificated Note that is a Transfer Restricted Security, such request shall be accompanied by the following additional information and documents, as applicable:

                   (A) if such Transfer Restricted Security is being delivered to the Registrar by a Holder for registration in the name of the Depositary or a nominee of the Depositary for the account, directly or indirectly, of such Holder, without transfer, a certification to that effect from such Holder (in substantially the form of Exhibit B-3 hereto);

                   (B) if such Transfer Restricted Security is being transferred
          (i) to a QIB in a transaction meeting the requirements of Rule 144A under the Securities Act, (ii) in a transaction meeting the requirements of an exemption from registration provided by Rule 144 under the Securities Act, (iii) in reliance on Rule 903 or 904 of Regulation S or (iv) pursuant to an effective registration statement under the Securities Act, a certification to that effect from such Holder (in substantially the form of Exhibit B-3 hereto); or

                   (C) if such Transfer Restricted Security is being transferred in reliance on any other exemption from the registration requirements of the Securities Act, a certification to that effect from such Holder (in substantially the form of Exhibit B-3 hereto) and an Opinion of Counsel from such Holder or the transferee reasonably acceptable to the Company and to the Registrar to the effect that such transfer is in compliance with the Securities Act.

          If no Rule 144A Global Note or Regulation S Global Note, as the case may be, is then outstanding, the Company shall issue and the Trustee shall, upon receipt of an Authentication Order of the Company in accordance with Section
2.02 hereof, authenticate such Global Note in the appropriate principal amount.

          (f) Authentication of Certificated Notes in Absence of Depositary. If at any time:

              (i) the Depositary for the Notes notifies the Company that the Depositary is unwilling or unable to continue as Depositary for the Global Notes and a successor Depositary for the Global Notes is not appointed by the Company within 90 days after delivery of such notice; or

              (ii) the Depositary for the Notes notifies the Company that the Depositary has ceased to be a clearing agency registered under the Exchange Act; or

              (iii) the Company delivers to the Trustee an Officer's Certificate notifying the Trustee that it elects to cause the issuance of Certificated Notes in exchange for all outstanding Global Notes issued under the Indenture; or

              (iv) there shall have occurred and be continuing an Event of Default with respect to the Notes and one or more Holders or the Trustee requests the issuance of Certificated Notes;

     then the Company shall execute, and the Trustee shall, upon receipt of an Authentication Order of the Company in accordance with Section 2.02 hereof, authenticate and deliver, Certificated Notes in an aggregate principal amount equal to the principal amount of the Global Notes in exchange for the Global Notes.

          (g)  Legends.

               (i) Except as permitted by the following paragraphs (ii), (iii) and (iv), each Note certificate evidencing the Global Notes and Certificated Notes (and all Notes issued in exchange therefor or substitution thereof) shall bear a legend in substantially the following form (each a "Transfer Restricted Security"):

     "THIS NOTE (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE SECOND SENTENCE HEREOF. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB"), OR (B) IT IS ACQUIRING THIS
     NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, AND (2) AGREES THAT IT WILL NOT, RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES,
     (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF THE SECURITIES ACT, (D) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (E) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY, IF REQUESTED BY THE COMPANY) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER

     THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING."

               (ii) Upon any sale or transfer of a Transfer Restricted Security (including any Transfer Restricted Security represented by the Global Notes) pursuant to Rule 144 under the Securities Act or pursuant to an effective registration statement under the Securities Act:

                    (A) in the case of any Transfer Restricted Security that is a Certificated Note, the Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a Certificated Note that does not bear the legend set forth in (i) above and rescind any restriction on the transfer of such Transfer Restricted Security upon receipt of a certification from the transferring Holder substantially in the form of Exhibit B-1 hereto; and

                    (B) in the case of any Transfer Restricted Security represented by the Global Notes, such Transfer Restricted Security shall not be required to bear the legend set forth in (i) above, but shall continue to be subject to the provisions of Section 2.06(a) hereof; provided that with respect to any request for an exchange of a Transfer Restricted Security that is represented by a Global Note for a Certificated Note that does not bear the legend set forth in (i) above, which request is made in reliance upon Rule 144, the Holder thereof shall certify in writing to the Registrar that such request is being made pursuant to Rule 144 (such certification to be substantially in the form of Exhibit B-2 hereto).

               (iii) Upon any sale or transfer of a Transfer Restricted Security (including any Transfer Restricted Security represented by the Global Notes) in reliance on any exemption from the registration requirements of the Securities Act (other than exemptions pursuant to Rule 144A, Rule 144, Rule 903 or Rule 904 under the Securities Act) in which the Holder or the transferee provides an Opinion of Counsel to the Company and the Registrar in form and substance reasonably acceptable to the Company and the Registrar (which Opinion of Counsel shall also state that the transfer restrictions contained in the legend are no longer applicable):

                    (A) in the case of any Transfer Restricted Security that is a Certificated Note, the Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a Certificated Note that does not bear the legend set forth in (i) above and rescind any restriction on the transfer of such Transfer Restricted Security; and

                    (B) in the case of any Transfer Restricted Security represented by the Global Notes, such Transfer Restricted Security shall not be required to bear the legend set forth in (i) above, but shall continue to be subject to the provisions of Section 2.06(a) and
          (c) hereof.

                (iv) Notwithstanding the foregoing, upon consummation of the Exchange Offer, or following the effectiveness of a shelf registration statement filed by the Company, in each case in accordance with the Registration Rights Agreement, the Company shall issue and, upon receipt of an Authentication Order of the Company in accordance with Section 2.02 hereof, the Trustee shall authenticate Series B Notes in exchange for Series A Notes accepted for exchange in the Exchange Offer, or surrendered to the Company in connection with such shelf registration statement, which Series B Notes shall not bear the legend set forth in (i) above, and the Registrar shall rescind any restriction on the transfer of such Series B Notes, in each case unless the Holder of such Series A Notes has certified to the Trustee that it is either (A) a broker-dealer, (B) a Person participating in the distribution of the Series A Notes or (C) a Person who is an affiliate (as defined in Rule 144) of the Company.

          (h) Cancellation and/or Adjustment of Global Notes. At such time as all beneficial interests in the Global Notes have been exchanged for Certificated Notes, redeemed, repurchased or canceled, the Global Notes shall be returned to or retained and canceled by the Trustee in accordance with Section
2.11 hereof. At any time prior to such cancellation, if any beneficial interest in the Global Notes is exchanged for an interest in Certificated Notes, redeemed, repurchased or cancelled, the principal amount of Notes represented by the Global Notes shall be reduced accordingly and an endorsement shall be made on the Global Notes, by the Trustee or the Note Custodian, at the direction of the Trustee, to reflect such reduction.

          (i) General Restrictions on Transfer and Exchange of Transfer Restricted Securities. Holders of Transfer Restricted Securities may offer, resell, pledge or otherwise transfer such Notes only (i) to the Company or any of its Subsidiaries, (ii) to a QIB purchasing for its own account or for the account of another QIB in a transaction meeting the requirements of Rule 144A,
(iii) in an offshore transaction meeting the requirements of Rule 903 or 904 of the Securities Act, (iv) in a transaction meeting the requirements of Rule 144 under the Securities Act, (v) in accordance with another exemption from the registration requirements of the Securities Act, or (vi) pursuant to an effective registration statement under the Securities Act, inside the United States, in each case in compliance with any applicable securities laws of any State of the United States or any other applicable jurisdiction. The Trustee shall refuse to register the transfer of any Note in violation of the foregoing.

          (j) General Provisions Relating to Transfers and Exchanges.

              (i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Certificated Notes and the Global Notes at the Registrar's request.

              (ii) No service charge shall be made to a Holder of Notes for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 2.10, 3.07, 3.08, 4.06, 4.07 and 9.05 hereof).

              (iii) The Certificated Notes and the Global Notes issued upon any registration of transfer or exchange of Certificated Notes or the Global Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Certificated Notes or the Global Notes surrendered upon such registration of transfer or exchange.

              (iv) Neither the Company nor the Registrar shall be required:

                   (A) to issue, to register the transfer of or to exchange Notes during a period beginning at the opening of business on a Business Day fifteen (15) days before the day of any selection of Notes for redemption under Section 3.02 hereof and ending at the close of business on the day of selection; or

                   (B) to register the transfer of or to exchange any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part; or

                   (C) to register the transfer of or to exchange a Note between a record date and the next succeeding Interest Payment Date.

              (v) Prior to due presentment for the registration of a transfer of any Note, the Trustee, any Agent and the Company may deem and treat the Person in whose name any Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of, premium, if any, interest and Liquidated Damages, if any, on such Notes, and neither the Trustee, any Agent nor the Company shall be affected by notice to the contrary.

          The Registrar may conclusively rely on information set forth in a certificate substantially in the form of Exhibit B-1, B-2 or B-3 hereto, and other certificates and opinions received pursuant to this Section 2.06 and, in the absence of receipt of such a certificate or opinion, shall not be deemed to have knowledge of a transfer of an interest in the Global Notes absent actual knowledge of such transfer.

          (k) Certain Transfers in Connection with and after the Exchange Offer. Notwithstanding any other provision of this Indenture: (i) no Series B Note may be exchanged by the Holder thereof for a Series A Note; (ii) accrued and unpaid interest on the Series A Notes being exchange in the Exchange Offer shall be due and payable on the next Interest Payment Date for the

Series B Notes following the Exchange Offer; and (iii) interest on the Series B Notes to be issued in the Exchange Offer shall accrue from the date of the Exchange Offer.

Section 2.07   Replacement Notes

          If any mutilated Note is surrendered to the Trustee or the Company and the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, the Company shall issue and the Trustee, upon an Authentication Order of the Company, shall authenticate a replacement Note if the Trustee's requirements are met. If required by the Trustee or the Company, an indemnity bond must be supplied by the Holder of such replacement Note that is sufficient in the judgment of the Trustee and the Company to protect the Company, the Trustee, any Agent and any authenticating agent from any loss that any of them may suffer if a Note is replaced. The Company may charge the Holder of a replacement Note for its expenses in replacing a Note.

          Every replacement Note is an additional obligation of the Company and shall be entitled to all of the benefits of this Indenture equally and proportionately with all other Notes duly issued hereunder.

Section 2.08   Outstanding Notes

          The Notes outstanding at any time are all the Notes authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, those reductions in the interest in the Global Notes effected by the Trustee in accordance with the provisions hereof, and those described in this Section as not outstanding. Except as set forth in Section 2.09, a Note does not cease to be outstanding because the Company or an Affiliate of the Company holds the Note.

          If a Note is replaced pursuant to Section 2.07, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Note is held by a bona fide purchaser.

          If the principal amount of any Note is considered paid under Section 4.01, it ceases to be outstanding and interest on it ceases to accrue.

          If the Paying Agent (other than the Company, a Subsidiary or an Affiliate of any thereof) holds, on a redemption date or maturity date, money sufficient to pay the principal amount of any Notes due and payable on that date, then on and after that date such Notes shall be deemed to be no longer outstanding and shall cease to accrue interest.

Section 2.09   Treasury Notes

          In determining whether the Holders of the required principal amount of Notes have concurred in any direction, waiver or consent, Notes owned by the Company, any Restricted Subsidiary or any Affiliate of the Company or any Restricted Subsidiary, shall be considered as though not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes that a Responsible Officer of the Trustee knows are so owned shall be so disregarded.

Section 2.10   Temporary Notes

          Until Certificated Notes are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Notes upon receipt of an Authentication Order. Temporary Notes shall be substantially in the form of Certificated Notes but may have variations that the Company considers appropriate for temporary Notes and as shall be reasonably acceptable to the Trustee. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate Certificated Notes in exchange for temporary Notes.

          Holders of temporary Notes shall be entitled to all of the benefits of this Indenture.

Section 2.11   Cancellation

          The Company at any time may deliver Notes to the Trustee for cancellation, which the Company may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Trustee. The Registrar and Paying Agent shall forward to the Trustee any Notes surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel all Notes surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall destroy canceled Certificated Notes or the canceled Global Notes in accordance with its customary procedures (subject to the record retention requirement of the Exchange Act).
Certification of the destruction of all canceled Notes shall be delivered to the Company. The Company may not issue new Notes to replace Notes that it has redeemed or paid or that have been delivered to the Trustee for cancellation.

Section 2.12   Defaulted Interest

          If the Company or any Subsidiary Guarantor defaults in a payment of interest on the Notes, it shall pay the defaulted interest in any lawful manner plus, to the extent lawful, interest payable on the defaulted interest, to the Persons who are Holders of Notes on a subsequent special record date, in each case at the rate provided in the Notes and in Section 4.01 hereof. The Company shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Note and the date of the proposed payment. The Company shall fix or cause to be fixed each such special record date and payment date; provided that no such special record date shall be less than ten (10) days prior to the related payment date for such defaulted interest. At least fifteen (15) days before the special record date, the Company (or, upon the written request of the Company, the Trustee in the name and at the expense of the Company) shall mail or cause to be mailed to Holders a notice that states the special record date, the related payment date and the amount of such interest to be paid.

Section 2.13   Record Date

          The record date for purposes of determining the identity of Holders of Notes or consent to any action by vote or consent authorized or permitted under this Indenture shall be determined as provided for in TIA (S) 316(c).

Section 2.14   Computation of Interest

          Interest on the Notes shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

Section 2.15   CUSIP Number

          Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company in issuing the Notes may use a "CUSIP" number, and if it does so, the Trustee may use the CUSIP number in notices of redemption or exchanges as a convenience to Holders of Notes; provided, however, that any such notice may state that no representation is made as the correctness or accuracy of the CUSIP number printed in the notice or on the Notes and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption or purchase shall not be affected by any defect or omission in such numbers. The Company shall promptly notify the Trustee of any change in the CUSIP number.

Section 2.16   Deposit of Moneys

          Prior to 10:00 a.m. New York City time on each Interest Payment Date, redemption date and the final maturity date, the Company shall deposit with the Paying Agent in immediately available funds money sufficient to make cash payments, if any, due on such Interest Payment Date, redemption date or final maturity date, as the case may be, in a timely manner which permits the Paying Agent to remit payment to the Holders on such Interest Payment Date, redemption date or final maturity date, as the case may be.

                                   ARTICLE 3

                                  REDEMPTION

Section 3.01   Notices to Trustee

          If the Company elects to redeem Notes pursuant to the optional redemption provisions of Section 3.07, it shall furnish to the Trustee, at least 30 days but not more than 60 days before a redemption date (unless a shorter notice is acceptable to the Trustee), an Officer's Certificate setting forth (i) the Section of this Indenture pursuant to which the redemption shall occur, (ii) the redemption date, (iii) the principal amount of Notes to be redeemed, (iv) the redemption price and accrued and unpaid interest and (v) subject to Section 3.03, whether it requests the Trustee to give notice of such redemption.

Section 3.02   Selection of Notes to be Redeemed

          If less than all of the Notes are to be redeemed at any time pursuant to the optional redemption provisions of Section 3.07, the Trustee shall select the Notes to be redeemed among the Holders of the Notes in compliance with the requirements of the principal national securities exchange, if any, on which the Notes are listed or, if the Notes are not so listed, on a pro rata basis, by lot or by such other method as the Trustee shall deem fair and appropriate; provided that no Notes of $1,000 principal amount or less shall be redeemed in part. In the event of partial redemption by lot, the Trustee shall make the selection not less than 30 nor more than 60 days prior to the redemption date from the outstanding Notes not previously called for redemption. Notices of redemption may not be conditional.

          The Trustee shall promptly notify the Company in writing of the Notes selected for redemption and, in the case of any Note selected for partial redemption, the portion of the principal amount thereof to be redeemed. Notes and portions of Notes selected to be redeemed shall be in principal amounts of $1,000 or whole multiples of $1,000; except that if all of the Notes of a Holder are to be redeemed, the entire outstanding amount of Notes held by such Holder, even if not a multiple of $1,000, shall be redeemed. Except as provided in the preceding sentence, provisions of this Indenture that apply to Notes called for redemption also apply to portions of Notes called for redemption.

Section 3.03   Notice of Redemption

          At least 30 days but not more than 60 days before the date upon which an optional redemption of Notes is to be effected pursuant to Section 3.07, the Company shall mail or cause to be mailed, by first class mail, a notice of redemption to each Holder whose Notes are to be redeemed at such Holder's registered address.

          The notice shall identify the Notes to be redeemed and shall state:

          (1)  the redemption date;

          (2) the redemption price and the accrued and unpaid interest and Liquidated Damages, if any, per $1,000 of principal;

          (3) if any Note is being redeemed in part, the portion of the principal amount of such Note to be redeemed and that, after the redemption date, upon surrender of such Note, a new Note or Notes in principal amount equal to the unredeemed portion will be issued upon cancellation of the original Note;

          (4)  the name and address of the Paying Agent;

          (5) that Notes called for redemption must be surrendered to the Paying Agent to collect the redemption price;

          (6) that, unless the Company defaults in making such redemption payment, interest on Notes called for redemption ceases to accrue on and after the redemption date and the only remaining right of the Holders of such Notes is to receive payment of the redemption price upon surrender to the Paying Agent of the Notes redeemed;

          (7) the paragraph of the Notes pursuant to which the Notes called for redemption are being redeemed; and

          (8) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Notes.

          At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at its expense; provided, however, that the Company shall have delivered to the Trustee, at least 40 days prior to the redemption date (unless a shorter period is acceptable to the Trustee), an Officers' Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in the preceding paragraph.

Section 3.04   Effect of Notice of Redemption

          Once notice of redemption is mailed, Notes called for redemption become irrevocably due and payable on the redemption date at the price set forth in the Note.

Section 3.05   Deposit of Redemption Price

          On or before the redemption date, the Company shall deposit with the Trustee or with the Paying Agent (other than the Company or any of its Subsidiaries) money sufficient in same day funds to pay the redemption price of and accrued interest and Liquidated Damages, if any, on all Notes to be redeemed on that date. The Trustee or the Paying Agent shall return to the Company any money deposited with the Trustee or the Paying Agent by the Company in excess of the amounts necessary to pay the redemption price of, and accrued interest and Liquidated Damages, if any, on all Notes to be redeemed. If the money is deposited on the redemption date, such deposit shall be made by 10:00 a.m. New York City time.

          Interest on the Notes to be redeemed will cease to accrue on the applicable redemption date, whether or not such Notes are presented for payment, if the Company makes the redemption payment and otherwise complies with the provisions of the preceding paragraph. If any Note called for redemption shall not be so paid upon surrender for redemption because of the failure of the Company to comply with the preceding paragraph, interest will be paid on the unpaid principal, from the redemption date until such principal is paid, and to the extent lawful on any interest not paid on such unpaid principal, in each case at the rate provided in the Notes and in Section 4.01. Section 8.06 shall apply to any Notes not redeemed within two years from the redemption date. If a
Note is redeemed on or after an interest record date but on or prior to the related Interest Payment Date, then on such Interest Payment Date any accrued and unpaid interest and Liquidated Damages, if any, shall be paid to the Person in whose name such Note was registered at the close of business on such record date.

Section 3.06   Notes Redeemed in Part

          Upon surrender of a Note that is redeemed in part, the Company shall issue and, upon receipt of an Authentication Order, the Trustee shall authenticate for the Holder at the expense of the Company a new Note equal in principal amount to the unredeemed portion of the Note surrendered.

Section 3.07   Optional Redemption

          (a) Except as set forth in clause (b) of this Section 3.07, the Company shall not have the option to redeem any Notes prior to December 1, 2002. Thereafter, the Notes shall be subject to redemption at any time at the option of the Company, in whole or in part, at the following redemption prices (expressed as percentages of principal amount of the Notes) if redeemed during the twelve-month period commencing December 1 of the years indicated below (subject to the right of Holders of Notes on an interest record date to receive interest on the related Interest Payment Date), in each case, together with accrued and unpaid interest and Liquidated Damages, if any, thereon to the applicable redemption date:


     Year                     Percentage
     ----                     ----------
     2002                     105.188%
     2003                     103.458%
     2004                     101.729%
     2005 and thereafter      100.000%

          (b) Until December 1, 2000, if the Company consummates a Public Equity Offering of Common Stock for cash, up to 35% of the aggregate principal amount of the Notes originally outstanding may be redeemed at the option of the Company within 90 days of such Public Equity Offering, upon not less than 30 days nor more than 60 days notice to each Holder of Notes to be redeemed, using the net cash proceeds of such Public Equity Offering, at a redemption price equal to 110.375% of the principal amount of the Notes (subject to the right of Holders of Notes on an interest record date to receive interest due on the related Interest Payment Date that is on or prior to such date of redemption), together with accrued and unpaid interest and Liquidated Damages, if any, thereon to the date of redemption; provided, however, that at least 65% of the aggregate principal amount of the Notes originally outstanding remain outstanding immediately following such redemption.

          (c) Any redemption pursuant to this Section 3.07 shall be made pursuant to the provisions of Sections 3.01 through 3.06 hereof.

Section 3.08   Special Redemption

          If the Company does not consummate a Qualified Tender Offer Purchase prior to the close of business on December 31, 1997 (the "Special Redemption Trigger Date"), the Company shall be obligated to redeem all of the outstanding Notes at a redemption price equal to 101% of the principal amount of the Notes, together with accrued and unpaid interest thereon to the date of redemption. Any such redemption shall be effected in accordance with the provisions set forth below.

          On or prior to the date upon which the Notes are to be redeemed pursuant to this Section 3.08, the Company shall take all action on its part (if any) required to cause the Escrow Agent to release the Special Redemption Consideration to the Trustee pursuant to Section 5(c) of the Escrow Agreement.

          The date upon which the redemption of Notes pursuant to this Section
3.08 shall be effected shall be a date selected by the Company which is not more than five Business Days after the Special Redemption Trigger Date. The Company shall provide the Trustee and the Paying Agent with written notice of the redemption date no later than the first Business Day immediately following the Special Redemption Trigger Date.

          On the Business Day immediately following the Special Redemption Trigger Date, the Company shall mail or cause to be mailed, by first class mail, a notice of redemption to each Holder of Notes at such Holder's registered address.

          The notice shall identify the Notes to be redeemed and shall state:

          (1)  the redemption date;

          (2) the redemption price and the accrued and unpaid interest per $1,000 of principal;

          (3)  the name and address of the Paying Agent;

          (4) that Notes called for redemption must be surrendered to the Paying Agent to collect the redemption price;

          (5) that, unless the Company defaults in making such redemption payment, interest on Notes called for redemption ceases to accrue on and after the redemption date and the only remaining right of the Holders of such Notes is to receive payment of the redemption price upon surrender to the Paying Agent of the Notes redeemed;

          (6)  that the Notes are being called for redemption pursuant to this
     Section 3.08; and

          (7) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Notes.

Section 3.09   Mandatory Redemption

          Except as set forth in Section 3.08, the Company shall have no mandatory redemption or sinking fund obligations with respect to the Notes. Nothing contained in this Section 3.09 shall affect the obligations of the Company to repurchase Notes pursuant to a Change of Control Offer or an Asset Sale Offer made in accordance with the provisions of Sections 4.06 or 4.07, as applicable.

                                   ARTICLE 4

                                   COVENANTS

Section 4.01   Payment of Notes

          The Company will pay or cause to be paid the principal of, premium, if any, and interest and Liquidated Damages, if any, on the Notes on the dates and in the manner provided herein, in the Notes and in the Registration Rights Agreement. Principal, premium, if any, and interest and Liquidated Damages, if any, shall be considered paid on the date due if the Paying Agent (other than the Company or a Subsidiary), holds as of 10:00 a.m. (New York City time) on the due date money deposited by the Company in immediately available funds and designated for and sufficient to pay all principal, premium, if any, and interest and Liquidated Damages, if any, then due. The Paying Agent shall return to the Company, no later than two Business Days following the due date for payment, any money that exceeds such amount of principal, premium, if any, and interest and Liquidated Damages, if any, required for payment on the Notes.

          The Company will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at the applicable interest rate on the Notes to the extent lawful; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law to the extent that such interest is an allowed claim against the debtor under such Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace period) at the same rate to the extent lawful.

Section 4.02   Maintenance of Office or Agency

          The Company will maintain in the Borough of Manhattan, The City of New York, an office or agency (which may be an office of the Trustee or an affiliate of the Trustee or Registrar) where Notes may be surrendered for registration of transfer or for exchange and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

          The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

          The Company hereby designates the Corporate Trust Office of the Trustee as one such office or agency of the Company in accordance with Section 2.03.

Section 4.03   Compliance Certificate

          (a) The Company and each Subsidiary Guarantor will deliver to the Trustee, within 90 days after the end of each fiscal year, an Officer's Certificate stating that a review of the activities of the Company and its Subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officer with a view to determining whether it has kept, observed, performed and fulfilled in all respects its obligations under this Indenture and further stating, as to such Officer signing such certificate, that to the best of his or her knowledge, the Company and the Restricted Subsidiaries have kept, observed, performed and fulfilled each and every covenant contained in this Indenture and no Default or Event of Default has occurred during such year (or, if such Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he or she may have knowledge and what action is being taken or proposed to be taken with respect thereto).

          (b) So long as not contrary to the then current recommendations of the American Institute of Certified Public Accountants, the year-end financial statements delivered pursuant to Section 4.17 shall be accompanied by a written statement of the Company's independent public accountants (who shall be a firm of established national reputation) that in making the examination necessary for certification of such financial statements, nothing has come to their attention that would lead them to believe that the Company has violated any provisions of
Article 4 or Article 5 hereof or, if any such violation has occurred, specifying the nature and period of existence thereof, it being understood that such accountants shall not be liable directly or indirectly to any Person for any failure to obtain knowledge of any such violation. In the event that such written statement of the Company's independent public accountants cannot be obtained, the Company shall deliver to the Trustee an Officer's Certificate certifying that it has used its best efforts to obtain such statement but was unable to do so.

          (c) The Company will, so long as any of the Notes are outstanding, deliver to the Trustee, forthwith upon any Officer becoming aware of any Default or Event of Default, an Officer's Certificate specifying such Default or Event of Default and what action the Company is taking or proposes to take with respect thereto.

Section 4.04   Taxes

          The Company will, and will cause each of its Subsidiaries to, pay prior to delinquency all material taxes, assessments, and governmental levies except as contested in good faith and by appropriate proceedings.

Section 4.05   Stay, Extension and Usury Laws

          The Company covenants (to the extent that it may lawfully do so) that it will not and will not permit any of its Restricted Subsidiaries to at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law has been enacted.

Section 4.06   Offer to Repurchase Upon Change of Control

          (a) Upon the occurrence of a Change of Control, each Holder of Notes shall have the right, pursuant to an irrevocable and unconditional offer by the Company (the "Change of Control Offer"), to require the Company to repurchase all or any part of the Notes held by such Holder (provided, that the principal amount of such Notes must be $1,000 or an integral multiple thereof) on a date (the "Change of Control Purchase Date") that is no later than 45 Business Days after the occurrence of such Change of Control, at a cash price equal to 101% of the principal amount thereof (the "Change of Control Purchase Price"), together with accrued and unpaid interest and Liquidated Damages, if any, to the Change of Control Purchase Date, pursuant to the procedures required by this Indenture, including Section 4.22 and as described in the notice of a Change of Control Offer.

          (b) Notwithstanding anything in this Section 4.06 to the contrary, prior to the commencement of a Change of Control Offer, but in any event within 30 days following any Change of Control, the Company shall (i) repay in full and terminate all commitments under Indebtedness under the Senior Credit Facility and all other Senior Indebtedness the terms of which require repayment upon a Change of Control or (ii) obtain the requisite consents under the Senior Credit Facility and all such other Senior Indebtedness to permit the repurchase of the Notes as provided herein.

          (c) Any such Change of Control Offer shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the Notes pursuant to a Change of Control Offer. To the extent that the provisions of any securities laws or regulations conflict with provisions of this Indenture relating to a Change of Control, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under such provisions of this Indenture by virtue thereof.

          (d) On or before the Change of Control Purchase Date, the Company shall (i) accept for payment Notes or portions thereof properly tendered pursuant to the Change of Control Offer, (ii) deposit with the Paying Agent (other than the Company or any of its Subsidiaries) cash sufficient to pay the Change of Control Purchase Price (together with accrued and unpaid interest and Liquidated Damages, if any) of all Notes so tendered and
(iii) deliver to the Trustee Notes so accepted together with an Officers' Certificate listing the Notes or portions thereof being purchased by the Company. The Paying Agent promptly will pay the Holders of Notes so accepted an amount equal to the Change of Control Purchase Price (together with accrued and unpaid interest and Liquidated Damages, if any), and upon receipt of an Authentication Order the Trustee promptly will authenticate and deliver (or cause to be transferred by book entry) to such Holders new Notes equal in principal amount to any unpurchased portion of the Notes surrendered. Any Notes not so accepted will be delivered promptly by the Company to the Holder thereof. The Company publicly will announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Purchase Date.

          (e) The Company shall not be required to make a Change of Control Offer upon a Change of Control if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in this Indenture applicable to a Change of Control Offer made by the Company, including any requirement to repay in full any Senior Indebtedness or obtain the consents of any of the Company's lenders to such Change of Control Offer, and purchases all Notes validly tendered and not withdrawn under such Change of Control Offer.

Section 4.07   Limitation on Sale of Assets and Restricted Subsidiary Stock

          (a) The Company will not, and will not permit any of its Restricted Subsidiaries to, engage in an Asset Sale, unless (i) the Company or such Restricted Subsidiary, as the case may be, receives consideration at the time of such Asset Sale at least equal to the Fair Market Value (which, if it exceeds $1,000,000, shall be determined by the Board of Directors of the Company and set forth in a Board Resolution delivered to the Trustee) of the assets (including, if appropriate, Equity Interests) disposed of or issued, as appropriate, and
(ii) at least 75% of the consideration therefor received by the Company or such Restricted Subsidiary is in the form of cash or Cash Equivalents; provided, that the 75% limitation referred to above shall not apply to any Asset Sale in which the cash portion of the consideration received therefor, determined in accordance with the following sentence, is equal to or greater than what the after-tax net proceeds would have been had such transaction complied with the aforementioned 75% limitation. For purposes of this covenant (and not for purposes of any other provision of the Indenture), the term "cash" shall be deemed to include (a) any notes or other obligations received by the Company or such Restricted Subsidiary as consideration as part of such Asset Sale that are immediately converted by the Company or such Restricted Subsidiary into actual cash or Cash Equivalents (to the extent of the actual cash or Cash Equivalents so received), and (b) any liabilities of the Company or such Restricted Subsidiary (as shown on the most recent balance sheet of the Company or such Restricted Subsidiary) that (1) are assumed by the transferee of the assets which are the subject of such Asset Sale as consideration therefor in a transaction the result of which is that the Company and all of its Subsidiaries are released from all liability for such assumed liability, (2) are not by their terms subordinated in right of payment to the Notes, (3) are not owed to the Company or any Subsidiary of the Company, and (4) constitute short-term liabilities (as determined in accordance with GAAP).

          (b) Within 360 days after the receipt of any Net Proceeds from an Asset Sale, the Company may apply, directly or indirectly, such Net Proceeds (i) to repay permanently Senior Indebtedness of the Company or of the Restricted Subsidiaries, or (ii) to the making of a capital expenditure or the acquisition of other long-term assets, in each case, in a Related Business. Pending the final application of any such Net Proceeds, the Company or the Restricted Subsidiaries, as the case may be, may temporarily reduce Indebtedness under the Senior Credit Facility or otherwise invest such Net Proceeds in any manner that is not prohibited by this Indenture. Any Net Proceeds from Asset Sales that are not applied or invested as provided in the first sentence of this paragraph will be deemed to constitute "Excess Proceeds." When the aggregate amount of Excess Proceeds exceeds $10,000,000, the Company shall make an offer to all Holders of Notes (an "Asset Sale Offer") to purchase the maximum principal amount of Notes that may be purchased out of the Excess Proceeds, at an offer price in cash in an amount equal to 100% of the principal amount thereof, plus accrued and unpaid interest and Liquidated Damages, if any, to the date of purchase, in accordance with the procedures set forth in this Indenture, including Section 4.22 and as described in the notice of an Asset Sale Offer. If the aggregate principal amount of Notes tendered by Holders thereof is less than the amount of Excess Proceeds, the Company may use any remaining Excess Proceeds for general corporate purposes. Upon completion of such offer to purchase, the amount of Excess Proceeds shall be reset at zero.

          (c) The Company will not, and will not permit any of its Restricted Subsidiaries to, transfer, convey, sell, lease or otherwise dispose of any Capital Stock of any Restricted Subsidiary to any Person (other than the Company or a Wholly Owned Restricted Subsidiary of the Company), unless (i) such transfer, conveyance, sale, lease or other disposition is of all of the Capital Stock of such Restricted Subsidiary owned by the Company and its Restricted Subsidiaries or is otherwise permitted under Section 4.14 and (ii) such transaction is conducted in accordance with clauses (a) and (b) above.

          (d) The Company will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of Notes using Excess Proceeds.

Section 4.08   Limitation on Restricted Payments

          (a) The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, (i) declare or pay any dividend or make any other payment or distribution on account of the Company's or any Restricted Subsidiary's Equity Interests (including, without limitation, any payment in connection with any merger or consolidation) other than dividends or distributions (A) paid or payable in Equity Interests (other than Disqualified Stock) of the Company or (B) paid or payable to the Company or any Wholly Owned Restricted Subsidiary of the Company; (ii) purchase, redeem or otherwise acquire or retire for value any Equity Interests of the Company or any direct or indirect parent of the Company or other Affiliate of the Company or any Restricted Subsidiary of the Company (other than any such Equity Interests owned by the Company or any Wholly Owned Restricted Subsidiary of the Company); (iii) make any principal payment on, or purchase, redeem, defease or otherwise acquire or retire for value prior to the scheduled maturity, scheduled repayment or scheduled sinking fund payment, any Subordinated Indebtedness (except, if no Default or Event of Default is continuing or would result therefrom, any such payment, purchase, redemption, defeasance or other acquisition or retirement for value made (A) out of Excess Proceeds available for general corporate purposes if (1) such payment or other action is required by the indenture or other agreement or instrument pursuant to which such Subordinated Indebtedness was issued and (2) the Company has purchased all Notes properly tendered pursuant to an Asset Sale Offer required under Section 4.07 or
(B) upon the occurrence of a Change of Control if (1) such payment or other action is required by the indenture or other agreement or instrument pursuant to which such Subordinated Indebtedness was issued and (2) the Company has purchased all Notes properly tendered pursuant to the Change of Control Offer resulting from such Change of Control); or (iv) make any Restricted Investment (all such payments and other actions set forth in clauses (i) through (iv) above being collectively referred to as "Restricted Payments"), unless, at the time of and after giving effect to such Restricted Payment:

               (i) no Default or Event of Default shall have occurred and be continuing or would occur as a consequence thereof;

               (ii) the Company would, at the time of such Restricted Payment and after giving pro forma effect thereto as if such Restricted Payment had been made at the beginning of the applicable Reference Period, have been permitted to Incur at least $1.00 of additional Indebtedness pursuant to the Debt Incurrence Ratio test set forth in the first paragraph of Section 4.09; and

               (iii) such Restricted Payment, together with the aggregate amount of all other Restricted Payments declared or made by the Company and its Restricted Subsidiaries after the Issue Date shall not exceed, at the date of determination, the sum of (1) 50% of aggregate Consolidated Net Income of the Company from the beginning of the first fiscal quarter commencing after the Issue Date to the end of the Company's most recently ended fiscal quarter for which financial statements are available at the time of such Restricted Payment (or, if such aggregate Consolidated Net Income for such period is a deficit, less 100% of such deficit), plus (2) 100% of the aggregate net cash proceeds received by the Company from the issue or sale after the Issue Date of Equity Interests of the Company or of Disqualified Stock or debt securities of the Company that have been converted into such Equity Interests (other than Equity Interests (or Disqualified Stock or convertible debt securities) sold to a Subsidiary of the Company and other than Disqualified Stock or debt securities that have been converted into Disqualified Stock), plus (3) the aggregate net cash proceeds received by the Company as capital contributions to the Company (other than from a Subsidiary of the Company) after the Issue Date, plus (4) the amount equal to the net reduction in Restricted Investments made after the Issue Date resulting from a sale or liquidation of a Restricted Investment for cash, to the extent such amount is not included in the Consolidated Net Income of the Company, not to exceed the lesser of (A) the Net Proceeds from such sale or liquidation to the extent received by the Company or any Restricted Subsidiary, and (B) the initial amount of such Restricted Investment, plus (5) in the event an Unrestricted Subsidiary is redesignated as a Restricted Subsidiary, an amount equal to the net reduction in Restricted Investments made in Unrestricted Subsidiaries, not to exceed the lesser of (A) the Fair Market Value of such Unrestricted Subsidiary, and (B) the amount of Restricted Investments which were made in such Unrestricted Subsidiary.

          (b) The foregoing provisions will not prohibit the following Restricted Payments:

               (i) the payment of any dividend or other distribution within 60 days after the date of declaration thereof, if at said date of declaration such payment would have complied with the provisions of this Indenture;

               (ii) the redemption, repurchase, retirement or other acquisition of any Equity Interests of the Company (other than Disqualified Stock) in exchange for, or out of the proceeds of, the substantially concurrent sale (other than to a Subsidiary of the Company) of other Equity Interests of the Company (other than Disqualified Stock); provided that the amount of any such net cash proceeds that are utilized for any such redemption, repurchase, retirement or other acquisition shall be excluded from clause
     (iii) of the preceding subsection 4.08(a) (both for purposes of determining the aggregate amount of Restricted Payments made and for purposes of determining the aggregate amount of Restricted Payments permitted);

               (iii) the payment, purchase, redemption, defeasance or other acquisition or retirement for value of Subordinated Indebtedness with the net cash proceeds from a substantially concurrent Incurrence of Permitted Refinancing Indebtedness or the substantially concurrent sale (in each case other than to a Subsidiary of the Company) of Equity Interests of the Company (other than Disqualified Stock); provided that the amount of any such net cash proceeds that are utilized for any such payment, purchase, redemption, defeasance or other acquisition or retirement shall be excluded from clause (iii) of the preceding subsection 4.08(a) (both for purposes of determining the aggregate amount of Restricted Payments made and for purposes of determining the aggregate amount of Restricted Payments permitted);

               (iv) so long as no Default or Event of Default is continuing, the repurchase of Equity Interests of the Company from former employees of the Company or any Restricted Subsidiary thereof (or the estates, heirs or legatees of such former employees) for consideration which does not exceed $500,000 in the aggregate in any fiscal year;

               (v) any Restricted Investment made with the net cash proceeds from a substantially concurrent sale (other than to a Subsidiary of the Company) of Equity Interests of the Company (other than Disqualified Stock); and

               (vi) so long as no Default or Event of Default is continuing, any Restricted Investment which, together with all other Restricted Investments outstanding made pursuant to this clause (vi) does not exceed $5,000,000. Except to the extent specifically noted above, Restricted Payments made pursuant to this Section 4.08(b) shall be included in calculating the amount of Restricted Payments made after the Issue Date.

          (c) The amount of all Restricted Payments not made in cash shall be the Fair Market Value (which, if it exceeds $1,000,000, shall be determined by the Board of Directors of the Company and set forth in a Board Resolution delivered to the Trustee) on the date of the Restricted Payment of the asset(s) proposed to be transferred by the Company or any Restricted Subsidiary, as the case may be, pursuant to the Restricted Payment. Not later than the date of making any Restricted Payment, the Company shall deliver to the Trustee an Officers' Certificate stating that such Restricted Payments were permitted and setting forth the basis upon which the calculations required by this Section
4.08 were computed, which calculations may be based upon the Company's latest available financial statements.

Section 4.09   Limitation on Incurrence of Indebtedness

          (a) The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, Incur any Indebtedness (including Acquired Indebtedness), except for Permitted Indebtedness; provided, however, that the Company and its Restricted Subsidiaries may Incur Indebtedness (including Acquired Indebtedness) if, at the time of Incurrence of such Indebtedness, after giving pro forma effect to such Incurrence as of such date and to the use of proceeds therefrom (including the application or the use of the net proceeds therefrom to repay Indebtedness or make any Restricted Payment)
(i) no Default or Event of Default shall have occurred and be continuing at the time of, or would occur after giving effect on a pro forma basis to, such Incurrence of Indebtedness and (ii) on the date of such Incurrence (the "Incurrence Date"), the Consolidated Coverage Ratio of the Company for the Reference Period immediately preceding the Incurrence Date, after giving effect on a pro forma basis to such Incurrence of Indebtedness and, to the extent set forth in the definition of Consolidated Coverage Ratio, the use of proceeds thereof, would exceed 2.25 to 1 if such date is on or prior to the date which is the second anniversary of the Issue Date, or 2.50 to 1 for any date thereafter (the "Debt Incurrence Ratio").

          (b) "Permitted Indebtedness" means any and all of the following:

               (i) (A) Indebtedness of the Company and its Restricted Subsidiaries pursuant to the Senior Credit Facility (including all Guarantees thereof) up to an amount at any time Incurred equal to the greater of (1) $35,000,000, less the aggregate amount of all Net Proceeds of Asset Sales applied to permanently repay any such Indebtedness or, in the case of any such revolving Indebtedness, permanently reduce the commitments therefor, in each case pursuant to Section 4.07 and (2) 75% of Eligible Receivables and (B) Indebtedness of the Company and its Restricted Subsidiaries pursuant to the Senior Credit Facility (including all Guarantees thereof) in an aggregate amount not to exceed $90,000,000 (which, in the event that and for so long as less than 100% but more than 50% (on a fully diluted basis) of the Shelter Common Stock is acquired in the Tender Offer, shall be reduced by an amount equal to the cash consideration necessary to purchase the amount of Shelter Common Stock not so acquired until such Shelter Common Stock is so acquired or until the merger is consummated with Kevco owning 100% of Shelter), less the aggregate amount of all repayments thereof;

               (ii) Indebtedness represented by the Notes, the Indenture and the Subsidiary Guarantees;

               (iii) intercompany Indebtedness between or among the Company and any of its Restricted Subsidiaries; provided that (A) if the Company is an obligor on such Indebtedness, such Indebtedness is expressly subordinate to the payment in full of all Obligations with respect to the Notes and (B) any subsequent issuance or transfer of Equity Interests that results in any such Indebtedness being held by a Person other than the Company or a Restricted Subsidiary of the Company, or any sale or other transfer of any such Indebtedness to a Person that is not either the Company or a Restricted Subsidiary of the Company, shall be deemed to constitute a new Incurrence of such Indebtedness by the Company or such Restricted Subsidiary, as the case may be;

               (iv) Permitted Refinancing Indebtedness Incurred in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund, (A) Indebtedness (other than Permitted Indebtedness) that was Incurred in compliance with the Indenture, (B) Indebtedness referred to in clauses (b)(i) or (b)(ii) of this Section 4.09 or (C) Existing Indebtedness, other than Existing Indebtedness, if any, related to the Indebtedness refinanced by the Senior Credit Facility;

               (v) Indebtedness of a Restricted Subsidiary of the Company constituting a Guarantee of Indebtedness of the Company or a Restricted Subsidiary which Indebtedness was Incurred pursuant to this Section 4.09(b) or the Debt Incurrence Ratio test set forth in Section 4.09(a);

               (vi) the Incurrence by the Company or any Restricted Subsidiary of Hedging Obligations of the following types: (A) Interest Rate Hedges with respect to any Indebtedness of such Person that is permitted by the terms of the Indenture to be outstanding, the notional principal amount of which does not exceed the principal amount of the Indebtedness to which such Interest Rate Hedge relates, and (B) Currency Hedges that do not increase the outstanding loss potential or liabilities other than as a result of fluctuations in foreign currency exchange rates;

               (vii) the Incurrence by the Company or any Restricted Subsidiary, if no Default or Event of Default shall have occurred and be continuing, of Indebtedness (in addition to Indebtedness permitted by any other clause of this paragraph) in an aggregate principal amount at any time outstanding not to exceed $25,000,000 (which amount may, but need not, be incurred under the Senior Credit Facility); and

               (viii)  Existing Indebtedness.

          (c) Indebtedness of any Person which is outstanding at the time such Person becomes a Restricted Subsidiary of the Company (including upon designation of any Unrestricted Subsidiary or other Person as a Restricted Subsidiary) or is merged with or into or consolidated with the Company or a Restricted Subsidiary of the Company shall be deemed to have been Incurred at the time such Person becomes such a Restricted Subsidiary of the Company or is merged with or into or consolidated with the Company or a Restricted Subsidiary, as applicable.

Section 4.10   Limitation on Liens

          The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, affirm, assume or suffer to exist any Liens of any kind, other than Liens securing Senior Indebtedness and Permitted Liens, against or upon any assets or property now owned or hereafter acquired or any income or profits therefrom or assign or convey any right to receive income therefrom, unless (i) in the case of Liens securing Subordinated Indebtedness, the Notes are secured by a valid, perfected Lien on such assets, property or proceeds that is senior in priority to such Liens, (ii) in the case of Liens securing obligations subordinate to a Subsidiary Guarantee, such Subsidiary Guarantee is secured by a valid, perfected Lien on such assets, property or proceeds that is senior in priority to such Liens, and (iii) in all other cases, the Notes (and, if such Lien secures obligations of a Restricted Subsidiary, a Subsidiary Guarantee of such Restricted Subsidiary) are equally and ratably secured.

Section 4.11 Limitation on Dividends and Other Payment Restrictions Affecting Restricted Subsidiaries

          The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create, assume or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any such Restricted Subsidiary to (i) (a) pay dividends or make any other distributions to the Company or any of its Restricted Subsidiaries on its Capital Stock or with respect to any other interest or participation in, or measured by, its profits or (b) pay any Indebtedness owed to the Company or any of its Restricted Subsidiaries, (ii) make loans or advances to the Company or any of its Restricted Subsidiaries, (iii) transfer any of its properties to the Company or any of its Restricted Subsidiaries, (iv) grant any Liens in favor of the Holders of the Notes and the Trustee or (v) guarantee the Notes or any renewals or refinancings thereof, except for such encumbrances or restrictions existing under or by reason of (A) Existing Indebtedness, (B) the Senior Credit Facility, (C) applicable law, (D) any instrument governing Indebtedness or Capital Stock of a Person acquired by the Company or any of its Restricted Subsidiaries as in effect at the time of such acquisition (except to the extent such Indebtedness was Incurred in connection with or in contemplation of such acquisition), which encumbrance or restriction is not applicable to any Person, or the properties of any Person, other than the Person, or the property of the Person, so acquired, provided that in the case of Indebtedness, such Indebtedness was permitted by the terms of this Indenture to be Incurred, (E) customary non-assignment provisions in leases, licenses, sales agreements or other contracts (but excluding contracts related to the extension of credit) entered into in the ordinary course of business and consistent with past practices, (F) restrictions imposed pursuant to a binding agreement for the sale or disposition of all or substantially all of the Equity Interests or assets of any Restricted Subsidiary, provided such restrictions apply solely to the Equity Interests or assets being sold, (G) restrictions imposed by Permitted Liens on the transfer of the assets that are subject to such Liens, (H) Permitted Refinancing Indebtedness Incurred to refinance Existing Indebtedness or Indebtedness of the type described in clause
(D) above, provided that the restrictions contained in the agreements governing such Permitted Refinancing Indebtedness are no more restrictive, as a whole, than those contained in the agreements governing the Indebtedness being refinanced, and (I) the terms of Purchase Money Indebtedness, but only to the extent such Purchase Money Indebtedness encumbers or restricts the property acquired with such Purchase Money Indebtedness.

Section 4.12   Limitation on Layering Indebtedness

          Notwithstanding the provisions of Section 4.09 hereof, the Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, Incur any Indebtedness (other than the Notes) that is subordinate in right of payment to any other Indebtedness of the Company or a Restricted Subsidiary unless, by its terms, such Indebtedness is subordinate in right of payment to, or ranks pari passu with, the Notes or the Subsidiary Guarantees, as applicable.

Section 4.13   Designation of Restricted and Unrestricted Subsidiaries

          (a) The Board of Directors may designate any Restricted Subsidiary to be an Unrestricted Subsidiary if (i) such designation would not cause a Default or Event of Default, (ii) at the time of and after giving effect to such designation, the Company could incur $1.00 of additional Indebtedness pursuant to the Debt Incurrence Ratio test set forth in Section 4.09(a) and (iii) each of the other requirements of the definition of the term "Unrestricted Subsidiary" are satisfied. For purposes of making such determination, all outstanding Investments by the Company and its Restricted Subsidiaries (except to the extent repaid in cash) in the Subsidiary so designated will be deemed to be Restricted Payments at the time of such designation and will reduce the amount available for Restricted Payments under Section 4.08(a). All such outstanding Investments will be deemed to constitute Restricted Payments in an amount equal to the greater of (i) the net book value of such Investments at the time of such designation and (ii) the Fair Market Value of such Investments at the time of such designation. Such designation will only be permitted if such Restricted Payment would be permitted at such time and if such Subsidiary to be designated as an Unrestricted Subsidiary otherwise meets the definition of an Unrestricted Subsidiary. Upon being so designated as an Unrestricted Subsidiary, any Subsidiary Guarantee that was previously executed by such Unrestricted Subsidiary shall be deemed terminated. Any Subsidiary not designated as an

Unrestricted Subsidiary pursuant to and in accordance with the terms and conditions of this Indenture shall be a Restricted Subsidiary and shall promptly comply with the provisions of Section 10.09.

          (b) Any such designation of an Unrestricted Subsidiary by the Board of Directors of the Company shall be evidenced to the Trustee by filing with the Trustee a Board Resolution giving effect to such designation and an Officers' Certificate certifying that (i) such designation complied with the foregoing conditions, (ii) such designation was permitted by Section 4.08, (iii) immediately after giving effect to such designation, the Company could Incur at least $1.00 of additional Indebtedness pursuant to the Debt Incurrence Ratio test set forth in Section 4.09(a) and (iv) no Default or Event of Default would be in existence immediately following such designation. If, at any time, any Unrestricted Subsidiary would fail to meet the foregoing requirements as an Unrestricted Subsidiary, it shall thereafter cease to be an Unrestricted Subsidiary for purposes of this Indenture and any Indebtedness, Liens or agreements of such Subsidiary shall be deemed to be Incurred or created by a Restricted Subsidiary as of such date (and, if such Indebtedness, Liens or agreements are not permitted to be Incurred or created as of such date under the covenants of this Indenture, the Company shall be in default of such covenants).

          (c) The Board of Directors of the Company may at any time designate any Unrestricted Subsidiary to be a Restricted Subsidiary, provided that such designation shall be deemed to be an Incurrence of Indebtedness and a creation of Liens and agreements by a Restricted Subsidiary of the Company of any outstanding Indebtedness, Liens or agreements of such Unrestricted Subsidiary and such designation shall only be permitted if (i) such Indebtedness, Liens and agreements are permitted under the covenants of this Indenture, and (ii) no Default or Event of Default would be in existence immediately following such designation. Upon being so designated as a Restricted Subsidiary, such Restricted Subsidiary shall comply with the provisions of Section 10.09.

          (d) Any such designation of a Restricted Subsidiary by the Board of Directors of the Company pursuant to Section 4.13(c) shall be evidenced to the Trustee by filing with the Trustee a Board Resolution giving effect to such designation and an Officer's Certificate certifying that (A) such designation complied with the foregoing conditions and (B) no Default or Event of Default would be in existence immediately following such designation.

Section 4.14 Limitation on Issuance, Sale and Ownership of Capital Stock of Restricted Subsidiaries

          The Company will not, and will not permit any of its Restricted Subsidiaries to, (i) sell, assign, transfer, convey or otherwise dispose of, any Equity Interests of any Restricted Subsidiary, other than to the Company or a Wholly Owned Restricted Subsidiary, (ii) permit any Restricted Subsidiary to issue any Equity Interests (including, without limitation, pursuant to any merger, consolidation, recapitalization or similar transaction) other than to the Company or a Wholly Owned Restricted Subsidiary or (iii) permit any Person other than the Company or a Wholly Owned Restricted Subsidiary to own any Equity Interests of any Restricted Subsidiary, except that (A) the

Company or a Restricted Subsidiary may consummate a sale to a Person of all of the Equity Interests of a Restricted Subsidiary, if such sale is made by the Company or a Restricted Subsidiary subject to, and in compliance with, Section 4.07, (B) the Company may issue and permit the subsequent ownership by directors of, directors' qualifying shares, (C) in the event that a Qualified Tender Offer Purchase results in the acquisition by the Company of less than 100% (on a fully diluted basis) of the Equity Interests of Shelter, such unacquired Equity Interests may be owned by other Persons until such unacquired Equity Interests are so acquired by the Company or a Wholly Owned Restricted Subsidiary of the Company or until the merger of Shelter with the Company or a Wholly Owned Restricted Subsidiary is consummated and (D) the Company may permit the Persons (other than the Company and its Restricted Subsidiaries) who own Equity Interests in Encore Industries, Inc. to continue to own the number of shares of Equity Interests owned by such other Persons as of the Issue Date.

Section 4.15   Limitation on Transactions With Affiliates

          The Company will not, and will not permit any of its Restricted Subsidiaries to, make any payment to, or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make or amend any contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate of the Company (other than the Company or a Restricted Subsidiary), in one transaction or a series of transactions (each of the foregoing an "Affiliate Transaction"), unless (i) such Affiliate Transaction is on terms that are no less favorable to the Company or the relevant Restricted Subsidiary than those that would have been obtained in a comparable transaction with an unrelated Person and (ii) the Company delivers to the Trustee (a) with respect to any Affiliate Transaction or series of related Affiliate Transactions after the Issue Date involving aggregate consideration in excess of $1,000,000, a resolution described in an Officers' Certificate, certifying that such Affiliate Transaction complies with clause (i) above and such Affiliate Transaction has been approved by a majority of the disinterested members of the Board of Directors of the Company and (b) with respect to any Affiliate Transaction or series of related Affiliate Transactions after the Issue Date involving aggregate consideration in excess of $5,000,000, an opinion as to the fairness to the Company of such Affiliate Transaction from a financial point of view issued by an independent nationally recognized investment banking firm or appraisal firm experienced in the appraisal or similar review of similar types of transactions; provided that the following types of transactions shall not constitute Affiliate Transactions: (1) any transaction with an officer or director of the Company or any Restricted Subsidiary in connection with such individual's compensation (including directors' fees), employee benefits, severance arrangements or indemnification (to the extent consistent with applicable law and the charter and bylaws of the Company or such Restricted Subsidiary), in each case entered into by the Company or any of its Restricted Subsidiaries in the ordinary course of business, (2) transactions between or among the Company and its Restricted Subsidiaries, (3) Restricted Payments that are permitted by the provisions of Section 4.08; (4) sales of Capital Stock of the Company made at prevailing market rates; (5) transactions or agreements existing as of the Issue Date; and (6) loans to officers, directors and employees of the Company or its Restricted Subsidiaries made in the ordinary course of business and in furtherance of the Company's business in an aggregate amount not to exceed $1,000,000 at any one time outstanding.

Section 4.16   Sale and Leaseback Transactions

          The Company will not, and will not permit any of its Restricted Subsidiaries to, enter into any sale and leaseback transaction; provided that the Company and any Restricted Subsidiary may enter into a sale and leaseback transaction if (a) the Company or such Restricted Subsidiary could have (i) Incurred Indebtedness in an amount equal to the Attributable Debt relating to such sale and leaseback transaction pursuant to the Debt Incurrence Ratio test set forth in Section 4.09(a) and (ii) incurred a Lien to secure such Indebtedness pursuant to Section 4.10, (b) the gross cash proceeds of such sale and leaseback transaction are at least equal to the Fair Market Value (as determined in good faith by the Board of Directors and set forth in an Officers' Certificate delivered to the Trustee) of the property that is the subject of such sale and leaseback transaction and (c) the transfer of assets in such sale and leaseback transaction is permitted by, and the proceeds of such sale and leaseback transaction are applied in compliance with, Section 4.07.

Section 4.17   Reports

          (a) Whether or not required by the rules and regulations of the Commission, so long as any Notes are outstanding, the Company will furnish to the Trustee and, to each Holder of Notes and to prospective purchasers of Notes identified to the Company by an Initial Purchaser, within 15 days after it is or would have been (if it were subject to such reporting obligations) required to file such with the Commission, (i) all quarterly and annual financial information that would be required to be contained in a filing with the Commission on Forms 10-Q and 10-K filed with the Commission if the Company were required to file such Forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" that describes the financial condition and results of operations of the Company and its Subsidiaries and, with respect to the annual information only, a report thereon by the Company's certified independent auditors and (ii) all current reports that would be required to be filed with the Commission on Form 8-K if the Company were required to file such reports. In addition, whether or not required by the rules and regulations of the Commission, the Company will file a copy of all such information and reports with the Commission for public availability (unless the Commission will not accept such a filing) and make such information available to securities analysts and prospective investors upon request.

          (b) In addition, the Company has agreed that, for so long as any Transfer Restricted Securities remain outstanding, the Company will furnish to Holders of Notes and to prospective purchasers designated by such Holders, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

          (c) The financial information to be distributed to Holders of Notes will be filed with the Trustee and mailed to Holders of Notes within 15 days after it is or would have been (if it were subject to such reporting obligations) required to file such with the Commission, at their addresses appearing in the register of the Notes maintained by the Registrar.

          (d) The Company will provide the Trustee with a sufficient number of copies of all reports and other documents and information and, if required by the Company, the Trustee will deliver such reports to Holders of Notes under this Section 4.17.

Section 4.18   Limitation on Lines of Business

          Neither the Company nor any of its Restricted Subsidiaries will directly or indirectly engage in any line or lines of business activity other than a Related Business.

Section 4.19   Payments for Consent

          The Company will not and will not permit any of its Restricted Subsidiaries to, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder of any Notes for or as an inducement or any consent, waiver or amendment of any of the terms or provisions of the Indenture or the Notes or the Subsidiary Guarantees, unless such consideration is offered to be paid or agreed to be paid to all Holders of the Notes that consent, waive or agree to amend in the time frame set forth in the solicitation documents relating to such consent, waiver or agreement.

Section 4.20   Limitation on Status as Investment Company

          The Company will not and will not permit any of its Restricted Subsidiaries to be required to register as an "investment company" (as that term is defined in the Investment Company Act of 1940, as amended), or from otherwise becoming subject to regulation under the Investment Company Act.

Section 4.21   Escrow of Proceeds of Notes on Issue Date

          On the Issue Date, pursuant to the Escrow Agreement, the Company will deposit with the Escrow Agent, the entire purchase price payable by the Initial Purchasers to the Company in respect of the issuance and sale of the Notes pursuant to the Purchase Agreement (the "Net Offering Proceeds"), together with an additional amount in cash such that the total amounts held by the Escrow Agent (the "Escrowed Amounts") will equal 101% of the aggregate principal amount of the Notes originally outstanding, plus the amount that will accrue as interest on the Notes from the Issue Date to December 31, 1997 (the "Special Redemption Trigger Date"). The Escrow Agent will hold the Escrowed Amounts and release such amounts to the Company or the Trustee in accordance with the terms of the Escrow Agreement. The Trustee is authorized and directed to execute and deliver the Escrow Agreement and to perform its duties and obligations thereunder.

Section 4.22   Repurchase Offers For Change of Control and Asset Sales

          In the event that the Company shall be required to commence an offer to repurchase Notes from Holders of Notes (a "Repurchase Offer") pursuant to a Change of Control Offer under Section 4.06 or an Asset Sale Offer under Section 4.07, the Company shall follow the procedures specified below. The Company shall provide the Trustee and the Paying Agent with written notice of the Repurchase Offer at least five Business Days before the commencement of any such Repurchase Offer.

          A Repurchase Offer shall commence no later than 20 Business Days after a Change of Control or the date that Excess Proceeds exceed an amount equal to $10,000,000 (the "Excess Proceeds Trigger Date"), as the case may be, and remain open for a period of 20 Business Days following its commencement and no longer, except to the extent that a longer period is required by applicable law (the "Offering Period"). No later than five Business Days after the termination of the Offer Period (the "Purchase Date"), the Company shall purchase the principal amount of Notes required to be purchased pursuant to Section 4.06, in the case of a Change of Control Offer, or Section 4.07, in the case of an Asset Sale Offer (the "Offer Amount") or, if less than the Offer Amount has been tendered, all Notes tendered in response to the Repurchase Offer. Payment for any Notes so purchased shall be made in the same manner as interest payments are made.

          If the Purchase Date is on or after an interest record date and on or before the related Interest Payment Date, any accrued and unpaid interest and Liquidated Damages, if any, shall be paid on such Interest Payment Date to the Person in whose name a Note is registered at the close of business on such interest record date and no additional interest or Liquidated Damages, if any, shall be payable to Holders of Notes who tender Notes pursuant to the Repurchase Offer.

          Upon the commencement of a Repurchase Offer, the Company shall send, by first class mail, a notice of such Repurchase Offer to each Holder of Notes (which to the extent consistent with this Indenture) shall govern the terms of the Repurchase Offer. The notice shall contain all instructions and materials necessary to enable such Holders to tender Notes pursuant to such Repurchase Offer. The Repurchase Offer shall be made to all Holders of Notes. The notice will give a brief description of the events resulting in the Change of Control or which gave rise to the Asset Sale Offer, as the case may be, and shall state:

               (a)   that the Repurchase Offer is being made pursuant to this
     Section 4.22 and Section 4.06 or 4.07, as the case may be, and the length of time the Repurchase Offer shall remain open;

               (b) the redemption price (including the amount of accrued but unpaid interest and Liquidated Damages, if any) and the Purchase Date;

               (c) that any Note, or portion thereof, not tendered or accepted for payment shall continue to accrue interest;

               (d) that, unless the Company defaults in making such redemption payment any Note, or portion thereof, accepted for payment pursuant to the Repurchase Offer shall cease to accrue interest and Liquidated Damages, if any, after the Purchase Date and the only remaining right of Holders of such Notes is to receive payment of the redemption price upon surrender to the Paying Agent of the Notes redeemed;

               (e) that Holders electing to have a Note, or portion thereof, purchased pursuant to a Repurchase Offer will be required to surrender the Note, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Note, duly completed, or to transfer by book-entry transfer, to the Paying Agent (which may not for purposes of this Section 4.22 be the Company or a Subsidiary) at the address specified in the notice not later than the close of business on the last day of the Offering Period;

               (f) that Holders shall be entitled to withdraw their election if the Paying Agent receives, prior to the expiration of the Offer Period, a facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Notes the Holder is withdrawing and a statement containing a facsimile signature and stating that such Holder is withdrawing its election to have such Notes purchased;

               (g) that, if the aggregate principal amount of Notes surrendered by Holders exceeds the redemption price, the Company shall select the Notes to be purchased on a pro rata basis (with such adjustments as may be deemed appropriate by the Company so that only Notes in denominations of $1,000, or integral multiples thereof, shall be purchased); and

               (h) that Holders whose Notes were purchased only in part shall be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered (or transferred by book-entry transfer).

          On or before 10:00 a.m. (New York City time) on each Purchase Date, the Company shall irrevocably deposit with the Trustee or Paying Agent (other than the Company or any of its Subsidiaries) in immediately available funds the aggregate purchase price with respect to a principal amount of Notes equal to the Offer Amount, together with accrued and unpaid interest and Liquidated Damages, if any, thereon, to be held for payment in accordance with the terms of this Section 4.22. On the Purchase Date, the Company shall, to the extent lawful, (i) accept for payment, on a pro rata basis to the extent necessary, the Offer Amount of Notes or portions thereof tendered pursuant to the Repurchase Offer, or if less than the Offer Amount has been tendered, all Notes tendered,
(ii) deliver or cause the Paying Agent or Depositary, as the case may be, to deliver to the Trustee the Notes so accepted and (iii) deliver to the Trustee an Officer's Certificate stating that such Notes or portions thereof were accepted for payment by the Company in accordance with the terms of this Section 4.22. The Company, the Depositary or the Paying Agent, as the case may be, shall mail or deliver to each tendering Holder on the Purchase Date an amount equal to the purchase price of the Notes tendered by such Holder and accepted by the Company for purchase, plus any accrued and unpaid interest and Liquidated Damages, if any, thereon (subject to the rights of Holders of Notes on interest record dates to receive interest on the related Interest Payment Date), and the Company shall promptly issue a new Note, and upon receipt of a written order of the Company signed by two Officers, the Trustee shall authenticate and mail or deliver such new Note, to such Holder equal to the principal amount of any unpurchased portion of such Holder's Notes surrendered. Any Note not so accepted shall be promptly mailed or delivered by the Company to the Holder thereof. The Company shall publicly announce in a newspaper of general circulation or in a press release provided to a nationally recognized financial wire service the results of the Repurchase Offer on the Purchase Date.

          Other than as specifically provided in this Section 4.22, any purchase pursuant to this Section 4.22 shall be made pursuant to the provisions of Sections 3.01, 3.02, 3.05 and 3.06.


                                   ARTICLE 5

                                  SUCCESSORS

Section 5.01 Limitations on Merger, Consolidation or Sale of Substantially All Assets

          The Company may not consolidate or merge with or into (whether or not the Company is the surviving entity), or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets in one or more related transactions to, another Person, unless (i) the Company is the surviving entity, or the Person formed by or surviving any such consolidation or merger (if other than the Company) or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made is a corporation organized or existing under the laws of the United States, any state thereof or the District of Columbia; (ii) the Person formed by or surviving any such consolidation or merger (if other than the Company) or the Person to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made assumes all the obligations of the Company under the Notes and the Indenture pursuant to a supplemental indenture in a form reasonably satisfactory to the Trustee; (iii) immediately after giving effect to such transaction, no Default or Event of Default exists or would exist; (iv) except in the case of a merger of the Company with or into a Wholly Owned Restricted Subsidiary of the Company, the Company or the Person formed by or surviving any such consolidation or merger (if other than the Company) or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made (A) will (treating any Indebtedness not previously an obligation of the Company or any of its Restricted Subsidiaries as a result of such transaction as having been Incurred at the time of such transaction) have Consolidated Net Worth immediately after the transaction equal to or greater than the Consolidated Net Worth of the Company immediately preceding the transaction and (B) will, at the time of such transaction and after giving pro forma effect thereto as if such transaction had occurred at the beginning of the applicable Reference Period, be permitted to Incur at least $1.00 of additional Indebtedness pursuant to the Debt Incurrence Ratio test set forth in Section 4.09(a); and (v) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental indenture (if any) comply with this Indenture. For purposes of the foregoing, the transfer (by lease, assignment, sale or otherwise, in a single transaction or series of transactions) of all or substantially all of the properties or assets of one or more of the Restricted Subsidiaries of the Company, the Capital Stock of which constitutes all or substantially all of the properties and assets of the Company, shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company.

Section 5.02   Successor Corporation Substituted

          Upon any consolidation or merger, or any sale, lease, conveyance or other disposition of all or substantially all of the assets of the Company, in accordance with Section 5.01, the successor Person formed by such consolidation or into or with which the Company is merged or to which such sale, lease, conveyance or other disposition is made shall succeed to, and be substituted for (so that from and after the date of such consolidation, merger, sale, lease, conveyance or other disposition, the provisions of this Indenture referring to the "Company" shall refer instead to the successor Person and not to the Company), and may exercise every right and power of the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein; provided, that the Company shall not be released or discharged from the obligation to pay the principal of or interest on the Notes. The Trustee shall enter into a supplemental indenture to evidence the succession and substitution of such successor Person.


                                   ARTICLE 6

                             DEFAULTS AND REMEDIES

Section 6.01   Events of Default

          Each of the following constitutes an "Event of Default":

               (a) default for 30 days in the payment when due of interest on, or Liquidated Damages with respect to, the Notes (whether or not prohibited by Article 11 hereof);

               (b) default in payment when due of the principal of or premium, if any, on the Notes (whether or not prohibited by Article 11 hereof);

               (c) failure by the Company to comply with any of the provisions of Sections 3.08, 4.06, 4.07, 4.21, 5.01 or 5.02 or any statement made in the Qualified Tender Offer Purchase Release Certificate or the Acceptance Confirmation (as such terms are defined in the Escrow Agreement) is untrue;

               (d) failure by the Company for 30 days after written notice by the Trustee to the Company or by Holders of at least 25% in principal amount of the then outstanding Notes to the Company and the Trustee to comply with any other covenant or agreement (except as provided in clauses
     (a), (b) and (c) above) in this Indenture or the Notes;

               (e) except as permitted by this Indenture, any Subsidiary Guarantee shall be held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect or any Subsidiary Guarantor, or any Person acting on behalf of any Subsidiary Guarantor, shall deny or disaffirm its obligations under its Subsidiary Guarantee;

               (f) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness of the Company or any Restricted Subsidiary (or the payment of which is Guaranteed by the Company or any Restricted Subsidiary) whether such Indebtedness or Guarantee now exists, or is created after the Issue Date, which default (i) is caused by a failure to pay principal when due at final stated maturity (a "Payment Default") or (ii) results in the acceleration of such Indebtedness prior to its express maturity and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $10,000,000 or more;

               (g) failure by the Company or any Restricted Subsidiary to pay final judgments aggregating in excess of $10,000,000, which judgments are not paid, discharged or stayed for a period of 60 days and are not covered by insurance;

               (h) the Company or any Restricted Subsidiary pursuant to or within the meaning of any Bankruptcy Law (i) commences a voluntary case,
     (ii) consents to the entry of an order for relief against it in an involuntary case, (iii) consents to the appointment of a Custodian of it or for all or substantially all of its property, (iv) makes a general assignment for the benefit of its creditors, or (v) generally is unable to pay its debts as the same become due; or

               (i) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against the Company or any Restricted Subsidiary in an involuntary case, (ii) appoints a Custodian of the Company or any Restricted Subsidiary or for all or substantially all of their property, or (iii) orders the liquidation of the Company or any Restricted Subsidiary, and the order or decree remains unstayed and in effect for 60 days.

          To the extent that the last day of the period referred to in clause
(a) or (d) of the immediately preceding paragraph is not a Business Day, then the first Business Day following such day shall be deemed to be the last day of the period referred to in such clauses. Any "day" will be deemed to end as of 11:59 p.m., New York City time.

          The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

Section 6.02   Acceleration

          If any Event of Default occurs and is continuing (other than an Event of Default specified in clauses (h) or (i) of Section 6.01), then either the Trustee or the Holders of at least 25% in principal amount of the then outstanding Notes by notice in writing to the Company (and to the Trustee if given by Holders of Notes) (an "Acceleration Notice") may declare all outstanding Notes to be due and payable, and the same (i) shall become immediately due and payable; or (ii) if there are any amounts outstanding under the Senior Credit Facility, shall become immediately due and payable upon the first to occur of an acceleration under the Senior Credit Facility or five Business Days after receipt by the Company and the representatives of the holders of the Indebtedness under the Senior Credit Facility of such Acceleration Notice, but only if such Event of Default is then continuing. Notwithstanding the foregoing, in the case of an Event of Default specified in clauses (h) or (i) of Section 6.01, all outstanding Notes will be immediately due and payable without declaration or other action or notice on the part of the Trustee or the Holders of Notes. Holders of Notes may not enforce this Indenture or the Notes, except as provided in this Indenture. Subject to the provisions of this Indenture, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power. In the event of a declaration of acceleration of the Notes because an Event of Default has occurred and is continuing as a result of the acceleration of any Indebtedness described in clause (f) of Section 6.01, the declaration of acceleration of the Notes shall be automatically annulled if the holders of any such Indebtedness described in clause (f) of Section 6.01 have rescinded the declaration of acceleration in respect of such Indebtedness within thirty (30) days of the date of such declaration and the Trustee has received written notice of such rescission and if (a) the annulment of the acceleration of the Notes would not conflict with any judgment or decree of a court of competent jurisdiction, (b) all existing Events of Default, except nonpayment of principal, premium, or interest or Liquidated Damages that became due solely because of the acceleration of the Notes, have been cured or waived and (c) all amounts due to the Trustee under Section 7.07 have been paid.

          In the case of any Event of Default occurring by reason of any willful action (or inaction) taken (or not taken) by or on behalf of the Company with the intention of avoiding payment of the premium that the Company would have had to pay if the Company then had elected to redeem the Notes pursuant to Section 3.07, an equivalent premium shall also become and be immediately due and payable to the extent permitted by law upon the acceleration of the Notes. If an Event of Default occurs prior to December 1, 2002, by reason of any willful action (or inaction) taken (or not taken) by or on behalf of the Company with the intention of avoiding the prohibition on redemption of the Notes prior to December 1, 2002, then the premium specified Section 3.07 shall also become immediately due and payable to the extent permitted by law upon the acceleration of the Notes.

Section 6.03   Other Remedies

          Subject to Section 6.02, if an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal, premium, if any, interest or Liquidated Damages, if any, on the Notes or to enforce the performance of any provision of this Indenture, the Notes, the Subsidiary Guarantees or the Escrow Agreement, including but not limited to notifying the Escrow Agent, pursuant to
Section 5(a) or 5(b) of the Escrow Agreement, of the existence of such Event of Default and thereby prohibiting the release of any Escrowed Funds (as defined in the Escrow Agreement) to the Company.

          The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder of Notes in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

Section 6.04   Waiver of Past Defaults

          Subject to Section 9.02, Holders of a majority in aggregate principal amount of the then outstanding Notes by notice to the Trustee may, on behalf of the Holders of all of the Notes, waive an existing Default or Event of Default and its consequences under this Indenture, except a continuing Default or Event of Default in the payment of the principal of, premium, if any, interest or Liquidated Damages, if any, on the Notes which may only be waived with the consent of each Holder of Notes affected.

Section 6.05   Control by Majority

          The Holders of a majority in aggregate principal amount of the then outstanding Notes may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or that the Trustee determines may be unduly prejudicial to the rights of other Holders, or that may involve the Trustee in personal liability. The Trustee may take any other action which is proper which is not inconsistent with any such direction. Notwithstanding any provision to the contrary in this Indenture, the Trustee shall not be obligated to take any action with respect to the provisions of the last paragraph of
Section 6.02 hereof unless directed to do so pursuant to this Section 6.05.

Section 6.06   Limitation on Suits

          Subject to the provisions of Section 6.07, no Holder of a Note may pursue any remedy with respect to this Indenture, the Escrow Agreement, the Subsidiary Guarantees or the Notes (including without limitation the institution of any proceeding, judicial or otherwise, with respect to the Notes, the Escrow Agreement, the Subsidiary Guarantees or this Indenture or for the

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appointment of a receiver or trustee for the Company and/or any of its
Restricted Subsidiaries) unless:

               (a) the Holder has given to the Trustee written notice of a continuing Event of Default;

               (b) the Holders of at least 25% in aggregate principal amount of the then outstanding Notes have made a written request to the Trustee to pursue the remedy;

               (c) such Holder or Holders have offered and, if requested, have provided to the Trustee indemnity reasonably satisfactory to the Trustee against any loss, liability or expense;

               (d) the Trustee has not complied with the request within 60 calendar days after receipt of the request and the offer and, if requested, the provision of indemnity; and

               (e) during such 60-day period, the Holders of a majority in aggregate principal amount of the then outstanding Notes have not given the Trustee a direction inconsistent with the request.

          A Holder of a Note may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over another Holder of a Note.

Section 6.07   Rights of Holders to Receive Payment

          Notwithstanding any other provision of this Indenture, the right of any Holder of a Note to receive payment of principal, premium, if any, interest and Liquidated Damages, if any, on the Note, on or after the respective due dates expressed in the Note (including in connection with an offer to purchase), or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or adversely affected without the consent of such Holder.

Section 6.08   Collection Suit by Trustee

          If an Event of Default specified in Section 6.01(a), (b) or (c) occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of principal of, premium, if any, interest, Liquidated Damages, if any, on the Notes and interest on overdue principal and, to the extent lawful, interest and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07.

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Section 6.09   Trustee May File Proofs of Claim

          The Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders of Notes allowed in any judicial proceedings relative to the Company (or any other obligor upon the Notes), its creditors or its property and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any custodian in any such judicial proceeding is hereby authorized by each Holder of Notes to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders of Notes, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties which the Holders of Notes may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of Notes any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder of Notes thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of Notes in any such proceeding.

Section 6.10   Priorities

          If the Trustee collects any money pursuant to this Article 6, it shall pay out the money in the following order:

          First:  to the Trustee, its agents and counsel, for amounts due under
     Section 7.07, including payment of all compensation, expenses, disbursements and liabilities incurred, and all advances made, by the Trustee, its agents and counsel, and the costs and expenses of collection;

          Second: subject to Article 11, to Holders of Notes for amounts due and unpaid on the Notes for principal, premium, if any, interest and Liquidated Damages, if any, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal, premium, if any, interest, and Liquidated Damages, if any, respectively;

          Third: subject to Article 11, without duplication, to Holders of Notes for any other Obligations owing to the Holders of Notes under this Indenture, the Notes, the Subsidiary Guarantees or the Escrow Agreement; and

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

          Fourth: to the Company or to such party as a court of competent jurisdiction shall direct.

          The Trustee may fix a record date and payment date for any payment to Holders of Notes pursuant to this Section 6.10.

Section 6.11   Undertaking for Costs

          In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, each party to this Indenture agrees, and each Holder of Notes by its acceptance of its Notes shall be deemed to have agreed, that any court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder of a Note pursuant to Section 6.07, or a suit by Holders of Notes of more than 10% in principal amount of the then outstanding Notes.

Section 6.12   Notices to Escrow Agent

          If at any time on or prior to the termination of the Escrow Agreement, the Trustee is notified or becomes aware (i) of any Default or Event of Default or (ii) that any statement in either of the Qualified Tender Offer Purchase Release Certificate or the Acceptance Confirmation (as such terms are defined in the Escrow Agreement) is untrue, then the Trustee shall notify the Escrow Agent not to release any Escrowed Funds (as defined in the Escrow Agreement) to the Company as provided in Section 5(a) or 5(b) of the Escrow Agreement.


                                   ARTICLE 7

                                    TRUSTEE

Section 7.01   Duties of Trustee

          (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent Person would exercise or use under the circumstances in the conduct of its own affairs.

          (b) Except during the continuance of an Event of Default:

               (i) the Trustee shall not be liable hereunder except for such duties of the Trustee which shall be determined solely by the express provisions of this Indenture and the Escrow Agreement and the Trustee need perform only those duties that are specifically set

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

     forth in this Indenture and the Escrow Agreement and no others, and no implied covenants or obligations shall be read into this Indenture or the Escrow Agreement against the Trustee.

               (ii) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture or the Escrow Agreement. In the case of any such certificates or opinions which by any provision hereof or of the Escrow Agreement are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture or the Escrow Agreement (but need not confirm or investigate the accuracy of mathematic calculations or other facts stated therein).

          (c) The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

               (i) this paragraph does not limit the effect of paragraph (b) of this Section;

               (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

               (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05.

          (d) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs
(a), (b) and (c) of this Section 7.01.

          (e) No provision of this Indenture or the Escrow Agreement shall require the Trustee to expend or risk its own funds or incur any liability whatsoever in the performance of any of its duties hereunder or thereunder or in the exercise of any of its rights or powers hereunder or thereunder. The Trustee shall be under no obligation to exercise any of its rights and powers under this Indenture or the Escrow Agreement at the request of any Holders of Notes, unless such Holder shall have offered to the Trustee security and indemnity satisfactory to it in its sole subjective discretion (which discretion shall be exercised in good faith) against any loss, liability or expense.

          (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

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

          (g) All indemnifications and releases from liability granted herein to the Trustee shall extend to the directors, officers, employees and agents of the Trustee and to the Paying Agent and Registrar. Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section
7.01 and to the provisions of the TIA.

Section 7.02   Rights of Trustee

          (a) Subject to Section 7.01, the Trustee may conclusively rely upon any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document, but the Trustee may, in its discretion, make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney.

          (b) Before the Trustee acts or refrains from acting, it may consult with counsel and require an Officers' Certificate or an Opinion of Counsel or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel. The Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

          (c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

          (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers conferred upon it by this Indenture or the Escrow Agreement.

          (e) Unless otherwise specifically provided in this Indenture or the Escrow Agreement, any demand, request, direction or notice from the Company shall be sufficient if signed by an Officer of the Company.

          (f) The permissive rights of the Trustee to do things enumerated in this Indenture or the Escrow Agreement shall not be construed as a duty unless so specified herein or therein.

          (g) The Trustee shall not be required to take notice or deemed to have notice of any Default or Event of Default, except for failure by the Company to make any of the payments to the Trustee pursuant to Section 6.01(a) (except with respect to the payments of Liquidated Damages) or (b), unless the Trustee shall be specifically notified in writing of such Default or Event of Default by the Company or by one or more of the Holders of Notes.

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

          (h) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Notes (including, without limitation, pursuant to the provisions of Section 6.05 hereof) unless such Holders of Notes shall have offered to the Trustee security or indemnity satisfactory to the Trustee in its sole subjective discretion (which discretion shall be exercised in good faith) against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction.

Section 7.03   Individual Rights of Trustee

          The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company or any Subsidiary Guarantor or any Affiliate of the Company or any Subsidiary Guarantor with the same rights it would have if it were not Trustee. However, in the event that the Trustee acquires any "conflicting interest" (as such term is defined in TIA (S) 310(b)), it must eliminate such conflict within 90 days, apply to the SEC for permission to continue as trustee (to the extent permitted under TIA (S) 310(b)) or resign. Any Agent may do the same with like rights and duties. The Trustee is also subject to Sections 7.10 and 7.11.

Section 7.04   Trustee's Disclaimer

          The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture, the Subsidiary Guarantees, the Escrow Agreement or the Notes, it shall not be accountable for the Company's use of the proceeds from the Notes or any money paid to the Company or upon the Company's written direction under any provision of this Indenture or the Escrow Agreement. The Trustee shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee and it shall not be responsible for any statement or recital herein or in the Escrow Agreement or any statement in the Notes or any other document in connection with the sale of the Notes or pursuant to this Indenture or the Escrow Agreement other than its certificate of authentication.

Section 7.05   Notice of Defaults

          If a Default or Event of Default occurs and is continuing and if it is actually known to the Trustee, the Trustee shall mail to Holders of Notes a notice of the Default or Event of Default within 90 days after it obtains knowledge of the existence of such Default or Event of Default. Except in the case of a Default or Event of Default under Sections 6.01(a), (b) or (c), the Trustee may withhold the notice if it determines that withholding the notice is in the interests of the Holders of Notes.

Section 7.06   Reports by Trustee to Holders

          Within 60 days after each December 31 beginning with the December 31 following the Issue Date, and for so long as Notes remain outstanding, the Trustee shall mail to the Holders of Notes a brief report dated as of such reporting date that complies with TIA (S) 313(a) (but if no

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

event described in TIA (S) 313(a) has occurred within the twelve months preceding the reporting date, no report need be transmitted). The Trustee also shall comply with TIA (S) 313(b)(2). The Trustee shall also transmit by mail all reports as required by TIA (S) 313(c).

          Commencing at the time this Indenture is qualified under the TIA, a copy of each report at the time of its mailing to the Holders of Notes shall be filed with the SEC and each stock exchange, if any, on which the Company has informed the Trustee that the Notes are listed in accordance with and to the extent required by TIA (S) 313(d). The Company shall promptly notify the Trustee when the Notes are listed on any stock exchange or automatic quotation system.

Section 7.07   Compensation and Indemnity

          The Company shall pay to the Trustee from time to time reasonable compensation, as the Company and the Trustee shall from time to time agree, for its acceptance of this Indenture and the Escrow Agreement and services hereunder and thereunder. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee promptly upon request for all reasonable disbursements, advances and expenses incurred or made by it in addition to the compensation for its services. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

          The Company shall indemnify the Trustee and its agents, employees, officers and directors against any and all losses, liabilities, expenses or taxes (other than taxes based upon, measured by or determined by the income of the Trustee) incurred by it arising out of or in connection with the acceptance or administration of its duties under this Indenture and the Escrow Agreement, including the costs and expenses of enforcing this Indenture and/or the Escrow Agreement against the Company (including this Section 7.07) and defending itself against any claim (whether asserted by the Company or any Holder of Notes or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder or under the Escrow Agreement, except to the extent that such loss, damage, claim, liability or expense is due to its own negligence or bad faith. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

          The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through its own negligence or bad faith.

          The obligations of the Company under this Section 7.07 shall survive the resignation or removal of the Trustee and the satisfaction and discharge of this Indenture and the Escrow Agreement.

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

          To secure the Company's payment obligations in this Section, the Trustee shall have a Lien prior to the Notes on all money or property held or collected by the Trustee, except that held in trust to pay principal, premium, if any, interest and Liquidated Damages, if any, on particular Notes. Such Lien shall survive the satisfaction and discharge of this Indenture and the Escrow Agreement.

          When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(h) or (i) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

          The Trustee shall comply with the provisions of TIA (S) 313(b)(2).

Section 7.08   Replacement of Trustee

          A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 7.08.

          The Trustee may resign in writing upon 60 days notice and be discharged from the trust hereby created by so notifying the Company. The Holders of Notes of a majority in principal amount of the then outstanding Notes may remove the Trustee by so notifying the Trustee and the Company. The Company may remove the Trustee if:

               (a)   the Trustee fails to comply with Section 7.10;

               (b) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

               (c) a receiver, Custodian or public officer takes charge of the Trustee or its property; or

               (d)   the Trustee becomes incapable of acting.

          If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of Notes of a majority in principal amount of the then outstanding Notes may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

          If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of Notes of at least 10% in principal amount of the then outstanding Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee.

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

          If the Trustee, after written request by any Holder of a Note who has been a Holder of a Note for at least six months, fails to comply with Section 7.10, such Holder of a Note may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Holders of Notes. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, provided all sums owing to the Trustee hereunder have been paid and subject to the Lien provided for in Section 7.07. Notwithstanding replacement of the Trustee pursuant to this Section 7.08, the Company's obligations under Section 7.07 hereof shall continue for the benefit of the retiring Trustee.

Section 7.09   Successor Trustee by Merger, Etc.

          If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee.

Section 7.10   Eligibility; Disqualification

          There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America or of any state thereof authorized under such laws to exercise corporate trustee power, that is subject to supervision or examination by federal or state authorities and shall have (or in the case of a corporation included in a bank holding company system, the related bank holding company shall have) a combined capital and surplus of at least $100,000,000 as set forth in its most recent published annual report of condition.

          This Indenture shall always have a Trustee who satisfies the requirements of TIA (S) 310(a)(1), (2) and (5). The Trustee is subject to TIA
(S) 310(b).

Section 7.11   Preferential Collection of Claims Against the Company

          The Trustee is subject to TIA (S) 311(a), excluding any creditor relationship listed in TIA (S) 311(b). A Trustee who has resigned or been removed shall be subject to TIA (S) 311(a) to the extent indicated therein.

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                                   ARTICLE 8

                    LEGAL DEFEASANCE AND COVENANT DEFEASANCE

Section 8.01   Option to Effect Defeasance or Covenant Defeasance

          The Company may, at its option by Board Resolution, at any time, with respect to the Notes, elect to have either Section 8.02 or Section 8.03 hereof be applied to all Notes and Subsidiary Guarantees then outstanding upon compliance with the conditions set forth below in this Article Eight.

Section 8.02   Legal Defeasance and Discharge

          Upon the Company's exercise under Section 8.01 hereof of the option applicable to this Section 8.02, the Company and the Restricted Subsidiaries will, subject to the satisfaction of the conditions set forth in Section 8.04, be deemed to have been discharged from their respective obligations with respect to all Notes and Subsidiary Guarantees then outstanding on the date the conditions set forth below are satisfied ("Legal Defeasance"). For this purpose such Legal Defeasance means that the Company and each Restricted Subsidiary will be deemed to have paid and discharged the entire Indebtedness represented by the Notes and any Subsidiary Guarantees outstanding, which will thereafter be deemed to be "outstanding" only for the purposes of Section 8.05 and the other Sections of this Indenture referred to in clauses (i) and (ii) of this Section 8.02, and to have satisfied all their other obligations under such Notes, Subsidiary Guarantees and this Indenture (and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged pursuant to this Indenture: (i) the rights of Holders of outstanding Notes to receive payments in respect of the principal of, premium, if any, interest and Liquidated Damages, if any, on such Notes when such payments are due or on any redemption date, as the case may be, solely from amounts deposited with the Trustee as provided in Section 8.04, (ii) the Company's obligations with respect to the Notes under Sections 2.03, 2.04, 2.05, 2.06, 2.07, 2.10, 4.01 and 4.02
hereof, (iii) the rights, powers, trusts, duties, indemnities and immunities of the Trustee and the Company's obligations in connection therewith and (iv) this
Article 8.

Section 8.03   Covenant Defeasance

          Upon the Company's exercise under Section 8.01 of the option applicable to this Section 8.03, the Company and the Subsidiary Guarantors will be released from their obligations under the covenants contained in Sections 4.03, 4.04, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14, 4.15, 4.16,
4.17, 4.18, 4.21, 5.01 and 5.02 and Article 10 with respect to the outstanding Notes, on and after the date the conditions set forth below are satisfied (hereinafter, "Covenant Defeasance"), and the Notes shall thereafter be deemed not "outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes

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

hereunder (it being understood that such Notes shall not be deemed outstanding for financial accounting purposes). For this purpose, such Covenant Defeasance means that, with respect to the outstanding Notes, the Company may omit to comply with and will have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 6.01, but, except as specified above, the remainder of this Indenture and such Notes, shall be unaffected thereby. In addition, upon the Company's exercise under Section 8.01 of the option applicable to this
Section 8.03, Sections 6.01(e), 6.01(f) and 6.01(g) shall not constitute Events of Default.

Section 8.04   Conditions to Defeasance or Covenant Defeasance

          The following shall be the conditions to application of either Section
8.02 or Section 8.03:

               (a) the Company shall have irrevocably deposited with the Trustee, in trust, for the benefit of the Holders of Notes and without retaining any legal interest corpus of such trust, cash in U.S. dollars, non-callable Government Securities, or a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of, premium, if any, interest and Liquidated Damages, if any, on the outstanding Notes on the stated maturity or on the applicable redemption date, as the case may be, together with all other amounts payable by the Company under the Indenture and the Holders of Notes must have a valid, perfected exclusive security interest in such trust and the Company must specify whether the Notes are being defeased to maturity or to a particular redemption date;

               (b) in the case of Legal Defeasance, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to the Trustee confirming that (i) the Company has received from, or there has been published by, the United States Internal Revenue Service a ruling or (ii) since the Issue Date, there has been a change in the applicable U.S. federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel in the United States shall confirm that, subject to customary assumptions and exclusions, the Holders of the outstanding Notes will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such Legal Defeasance and will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

               (c) in the case of Covenant Defeasance, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to the Trustee confirming that, subject to customary assumptions and exclusions, the Holders of the outstanding Notes will not recognize income, gain or loss for U.S. federal income tax

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

     purposes as a result of such Covenant Defeasance and will be subject to such U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

               (d) no Default or Event of Default shall have occurred and be continuing on the date of such deposit or, insofar as Events of Default set forth in Sections 6.01(h) and (i), at any time in the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be satisfied until the expiration of such period);

               (e) such Legal Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound;

               (f) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that, as of the date of such opinion and subject to customary assumptions and exclusions (which assumptions and exclusions shall not relate to the operation of Section 547 of the United States Bankruptcy Code or any analogous New York State law provision or related judicial decisions) after the 91st day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally, and that the Trustee has a perfected security interest in such trust funds for the ratable benefit of the Holders of Notes;

               (g) the Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders of Notes over the other creditors of the Company with the intent of defeating, hindering, delaying or defrauding any creditors of the Company or others;

               (h) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel in the United States (which Opinion of Counsel may be subject to customary assumptions and exclusions) each stating that all conditions precedent provided for in, in the case of the Officer's Certificate, clauses (a) through (g) and, in the case of the Opinion of Counsel, clauses (a) (with respect to the validity and perfection of the security interest), (b), (c), (e) and (f) of this Section
     8.04 have been complied with; and

                (i) the Trustee shall have received such other documents and assurances as the Trustee shall reasonably require.

Section 8.05 Deposited Money and U.S. Government Obligations to be Held in Trust; Other Miscellaneous Provisions

          Subject to the provisions of Section 8.06, all money and Government Securities (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively

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

for purposes of this Section 8.05, the "Trustee") pursuant to Section 8.04 in respect of the Notes then outstanding shall be held in trust and applied by the Trustee, in accordance with the provisions of such Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company or any of its Subsidiaries acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Notes of all sums due and to become due thereon in respect of principal, premium, if any, interest and Liquidated Damages, if any, but such money need not be segregated from other funds except to the extent required by law.

          The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the cash or Government Securities deposited pursuant to Section 8.04 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Notes then outstanding.

          Anything in this Article 8 to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time at the Company's request any money or Government Securities held by it as provided in this
Article 8 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the opinion delivered under Section 8.04(a)), are in excess of the amount thereof which would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.

Section 8.06   Repayment to Company

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company or any of its Subsidiaries, in trust for the payment of the principal of, premium, if any, interest or Liquidated Damages, if any, on any Note and remaining unclaimed for one year after such principal, premium, if any, interest and Liquidated Damages, if any, have become due and payable shall be paid to the Company on its request or (if then held by the Company or any of its Subsidiaries) shall be discharged from such trust; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company or any of its Subsidiaries as trustee thereof, shall thereupon cease.

Section 8.07   Reinstatement

          If the Trustee or Paying Agent is unable to apply any United States dollars or Government Securities in accordance with Section 8.02 or Section 8.03, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's and any Subsidiary Guarantor's obligations under this Indenture, the Notes and the Subsidiary Guarantees shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.02 or Section 8.03, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 8.02 or Section 8.03, as the case may be; provided, however, that if the

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

Company or any Subsidiary Guarantor makes any payment of principal of, premium, if any, interest or Liquidated Damages, if any, on any Note following the reinstatement of its obligations, the Company or any such Subsidiary Guarantor shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money held by the Trustee or Paying Agent.

                                   ARTICLE 9

                       AMENDMENT, SUPPLEMENT AND WAIVER

Section 9.01   Without Consent of Holders

          The Company and the Subsidiary Guarantors (when authorized by a resolution of the Board of Directors and the boards of directors of the Subsidiary Guarantors) and the Trustee may amend or supplement this Indenture, the Notes or the Escrow Agreement without notice to or consent of any Holder of
Notes:

             (a)   to cure any ambiguity, defect or inconsistency;

             (b) to provide for uncertificated Notes in addition to or in place of certificated Notes;

             (c) to provide for the assumption by a successor Person of the obligations of the Company to the Holders of Notes under the Notes, this Indenture, the Escrow Agreement and the Registration Rights Agreement in connection with any transaction complying with Article 5 of this Indenture;

             (d) to add further Subsidiary Guarantees with respect to the Notes;

             (e) to release Subsidiary Guarantors when permitted by the Indenture;

             (f)   to secure the Notes;

             (g) to add to the covenants of the Company and any Restricted Subsidiary for the benefit of the Holders of Notes or to surrender any right or power conferred upon the Company or any Restricted Subsidiary;

             (h) to comply with any requirements of the Commission in order to effect or maintain the qualification of this Indenture under the TIA as then in effect; or

             (i) to make any change that does not materially adversely affect the legal rights of any Holder of Notes under this Indenture;

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

provided, however, that the Company shall deliver to the Trustee an Opinion of Counsel stating that such amendment or supplement complies with the provisions of this Section 9.01. Subject to Section 9.06, upon the request of the Company and the Subsidiary Guarantors, accompanied by a Board Resolution of the Company and a board resolution of each Subsidiary Guarantor authorizing the execution of any such amended or supplemental Indenture and upon receipt by the Trustee of the documents described in Section 9.06, the Trustee shall join with the Company and the Subsidiary Guarantors in the execution of any amended or supplemental Indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations that may be therein contained. After an amendment or supplement under this Section 9.01 becomes effective, the Company shall mail to the Holders of Notes a notice briefly describing the amendment or supplement. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amended or supplemental Indenture.

Section 9.02   With Consent of Holders

          Except as provided below in this Section 9.02, this Indenture, the Notes or the Escrow Agreement may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding and, subject to Sections 6.04 and 6.07, any existing Default or Event of Default and its consequences under this Indenture (other than a Default or Event of Default in the payment of principal of, premium, if any, interest or Liquidated Damages, if any, on, the Notes) or compliance with any provision of this Indenture or the Notes may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Notes.

          Upon the request of the Company and the Subsidiary Guarantors, accompanied by a Board Resolution of the Company and a board resolution of each Subsidiary Guarantor authorizing the execution of any such amendment, supplement or waiver, and upon the filing with the Trustee of evidence satisfactory to the Trustee of the consent of the Holders of Notes as aforesaid, and upon receipt by the Trustee of the documents described in Section 9.06 hereof, the Trustee shall join with the Company and the Subsidiary Guarantors in the execution of such amendment, supplement or waiver and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into such amendment, supplement or waiver that adversely affects its own rights, duties, liabilities or immunities under this Indenture or otherwise.

          It shall not be necessary for the consent of the Holders of Notes under this Section 9.02 to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

          After an amendment, supplement or waiver under this Section 9.02 becomes effective, the Company shall mail to the Holders of Notes a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment, supplement or waiver. Subject to Sections 6.04 and 6.07 hereof, the Holders of a majority in principal amount of the Notes

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

then outstanding may waive compliance in a particular instance by the Company with any provision of this Indenture, the Notes or the Escrow Agreement. However, without the consent of each Holder affected, an amendment, supplement or waiver may not (with respect to any Notes held by a non-consenting Holder):

          (a) reduce the principal amount of Notes whose Holders must consent to an amendment, supplement or waiver;

          (b) reduce the rate of or change the interest payment time on any Note or alter the provisions with respect to the redemption of the Notes (other than provisions relating to Sections 4.06 and 4.07);

          (c) reduce the principal of or change the fixed maturity of the Notes;

          (d) change currency of payment of the principal of, premium, if any, interest on, Liquidated Damages, if any, or any other sums relating to the Notes;

          (e) modify any provision of Section 4.01, 6.04, 6.07 or 11.05;

          (f) waive any Default or Event of Default in the payment of principal of, premium, if any, or unpaid interest on, and Liquidated Damages, if any, with respect to the Notes (except a rescission of acceleration of the Notes by the Holders of at least a majority in aggregate principal amount of the Notes and a waiver of the payment default that resulted from such acceleration);

          (g) make any change to Article 11 or Section 10.08 of this Indenture or paragraph 11 of the Notes in a manner that materially adversely affects the legal rights of any Holder of Notes;

          (h) waive a redemption or repurchase payment with respect to any Note (other than a payment required under Section 4.06 or 4.07);

          (i) make any change in this Section 9.02; or

          (j) release any Subsidiary Guarantor from its obligations under any Subsidiary Guarantee, other than in accordance with this Indenture.

     Notwithstanding the foregoing, any amendment, supplement or waiver to Sections 4.06 or 4.07 will require the consent of the Holders of at least two-thirds in aggregate principal amount of the Notes then outstanding if such amendment, supplement or waiver would adversely affect the rights of Holders of Notes .

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

Section 9.03   Compliance With Trust Indenture Act

          Every amendment to or supplement of this Indenture, the Subsidiary Guarantees or the Notes shall be set forth in an amended or supplemental Indenture that complies with the TIA as then in effect.

Section 9.04   Revocation and Effect of Consents

          Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder of Notes is a continuing consent by the Holder of such Notes and every subsequent Holder of that Note or Notes or portion of that Note or Notes that evidences the same debt as the consenting Holder's Note or Notes, even if notation of the consent is not made on any Note. Subject to the following paragraph, any such Holder of Notes or subsequent Holder may revoke the consent as to such Holder's Notes or portion of such Notes by written notice to the Trustee or the Company received before the date on which the amendment, supplement or waiver becomes effective.

          The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders of Notes entitled to consent to any amendment, supplement or waiver. If a record date is fixed, then, notwithstanding the last sentence of the immediately preceding paragraph, those persons who were Holders of Notes at such record date (or their duly designated proxies), and only those persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders of such Notes after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

          After an amendment, supplement or waiver becomes effective, in accordance with its terms it shall bind every Holder of Notes, unless it makes a change described in any of clauses (a) through (j) of Section 9.02. In that case, the amendment, supplement or waiver shall bind each Holder of a Note who has consented to it and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note.

Section 9.05   Notation on or Exchange of Notes

          If an amendment, supplement or waiver changes the terms of a Note, the Trustee may require the Holder of the Note to deliver it to the Trustee. The Trustee may place an appropriate notation on the Note about the changed terms and return it to the Holder of such Note. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Note shall issue and the Trustee shall, upon receipt of an Authentication Order in accordance with
Section 2.02, authenticate a new Note that reflects the changed terms. Failure to make the appropriate notation or issue a new Note shall not affect the validity and effect of such amendment, supplement or waiver.

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

Section 9.06   Trustee to Sign Amendments, Etc.

          The Trustee shall sign any amendment or supplemental indenture authorized pursuant to this Article 9 if the amendment does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In signing or refusing to sign such amendment or supplemental indenture, the Trustee shall be entitled to receive, if requested, an indemnity reasonably satisfactory to it and to receive and, subject to Section 7.01, shall be fully protected in relying upon, in addition to the documents required by Section 12.04, an Officer's Certificate and an Opinion of Counsel as conclusive evidence that such amendment or supplemental indenture is authorized or permitted by this Indenture, that it is not inconsistent herewith, and that it will be valid and binding upon the Company in accordance with its terms. The Company may not sign an amendment or supplemental indenture until the Board of Directors approves it.

                                   ARTICLE 10

                             SUBSIDIARY GUARANTEES

Section 10.01  Subsidiary Guarantees

          Subject to the provisions of this Article 10, each Subsidiary Guarantor, jointly and severally, hereby irrevocably unconditionally guarantees to each Holder of a Note authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, that: (i) the principal of, premium, if any, interest and Liquidated Damages, if any, on the Notes shall be duly and punctually paid in full when due, whether at stated maturity, by acceleration, call for redemption, upon a Change of Control Offer, upon an Asset Sale Offer, pursuant to the Escrow Agreement or otherwise, and interest on overdue principal, premium, if any, (to the extent permitted by law) interest on any interest, if any, and Liquidated Damages, if any, on the Notes and all other obligations of the Company to Holders of Notes or the Trustee hereunder or under the Notes (including fees, expenses or otherwise) will be promptly paid in full or performed, all in accordance with the terms hereof and thereof, (ii) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, the same shall be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration, call for redemption, upon a Change of Control Offer, upon an Asset Sale Offer, pursuant to the Escrow Agreement or otherwise and
(iii) the prompt payment of any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder of Notes in enforcing any rights hereunder or under the Notes. Failing payment when due of any amount so guaranteed or failing performance of any other obligation of the Company to the Holders of Notes, for whatever reason, each Subsidiary Guarantor shall be jointly and severally obligated to pay, or to perform or to cause the performance of, the same immediately. An Event of Default under this Indenture or the Notes shall constitute an event of default under the Subsidiary Guarantees, and shall entitle the Trustee or the Holders of Notes to accelerate the obligations of each Subsidiary Guarantor hereunder in the same manner and to the same extent as the obligations of the Company. Each Subsidiary Guarantor hereby agrees that

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

its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Notes or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of Notes with respect to any thereof, the entry of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a Subsidiary Guarantor. Each Subsidiary Guarantor hereby waives and relinquishes: (a) any right to require the Trustee, the Holders of Notes or the Company (each, a "Benefitted Party") to proceed against the Company, the Subsidiary Guarantors or any other Person or to proceed against or exhaust any security held by a Benefitted Party at any time or to pursue any other remedy in any secured party's power before proceeding against the Subsidiary Guarantor; (b) any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other Person or Persons or the failure of a Benefitted Party to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other Person or Persons; (c) demand, protest and notice of any kind (except as expressly required by this Indenture), including but not limited to notice of the existence, creation or incurring of any new or additional Indebtedness or obligation or of any action or non-action on the part of the Subsidiary Guarantors, the Company, any Benefitted Party, any creditor of the Subsidiary Guarantors, the Company or on the part of any other Person whomsoever in connection with any obligations the performance of which are hereby guaranteed; (d) any defense based upon an election of remedies by a Benefitted Party, including but not limited to an election to proceed against the Subsidiary Guarantors for reimbursement; (e) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (f) any defense arising because of a Benefitted Party's election, in any proceeding instituted under the Bankruptcy Law, of the application of
Section 1111(b)(2) of the Bankruptcy Code; and (g) any defense based on any borrowing or grant of a security interest under Section 364 of the Bankruptcy Code. The Subsidiary Guarantors hereby covenant that the Subsidiary Guarantors shall not be discharged except by payment in full of all principal, premium, if any, interest and Liquidated Damages, if any, on the Notes and all other costs provided for under this Indenture or as provided in Section 8.02.

          If any Holder of Notes or the Trustee is required by any court or otherwise to return to either the Company or the Subsidiary Guarantors, or any trustee or similar official acting in relation to either the Company or the Subsidiary Guarantors, any amount paid by the Company or the Subsidiary Guarantors to the Trustee or such Holder of Notes, the Subsidiary Guarantors, to the extent theretofore discharged, shall be reinstated in full force and effect. Each of the Subsidiary Guarantors agrees that it shall not be entitled to any right of subrogation in relation to the Holders of Notes in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby. Each Subsidiary Guarantor agrees that, as between it, on the one hand, and the Holders of Notes and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in
Article 6 hereof for the purposes hereof, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations Guaranteed hereby, and (y) in the event of any acceleration of such obligations as provided in Article 6 hereof, such obligations (whether or not due and payable) shall forthwith become due and payable by such Subsidiary Guarantor for the purpose of its Subsidiary Guarantee.

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

Section 10.02  Execution and Delivery of Subsidiary Guarantees

          To evidence its Subsidiary Guarantee set forth in Section 10.01 hereof, each of the Subsidiary Guarantors agrees that a notation of the Subsidiary Guarantees substantially in the form included in Exhibit A hereto shall be endorsed on each Note authenticated and delivered by the Trustee and that this Indenture shall be executed on behalf of the Subsidiary Guarantors by an Officer of each of such Subsidiary Guarantors.

          Each of the Subsidiary Guarantors agrees that the Subsidiary Guarantees set forth in this Article 10 will remain in full force and effect and apply to all the Notes, notwithstanding any failure to endorse on each Note a notation of the Subsidiary Guarantees.

          If an Officer whose facsimile signature is on a Subsidiary Guarantee no longer holds that office at the time the Trustee authenticates the Note on which the Subsidiary Guarantees are endorsed, the Subsidiary Guarantees shall be valid nevertheless.

          The delivery of any Note by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Subsidiary Guarantees set forth in this Indenture on behalf of the Subsidiary Guarantors.

Section 10.03  Subsidiary Guarantors May Consolidate, Etc., on Certain Terms

          Subject to Section 10.04, no Subsidiary Guarantor may consolidate or merge with or into (whether or not such Subsidiary Guarantor is the surviving Person), or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets in one or more related transactions, to another Person unless (i) the Person formed by or surviving any such consolidation or merger (if other than such Subsidiary Guarantor) or the Person to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made assumes all the obligations of such Subsidiary Guarantor under the Subsidiary Guarantee, pursuant to a supplemental indenture in form satisfactory to the Trustee; (ii) immediately after such transaction, no Default or Event of Default exists; (iii) the Company and its Restricted Subsidiaries would, at the time of such transaction and after giving pro forma effect thereto as if such transaction had occurred at the beginning of the applicable Reference Period, be permitted to Incur at least $1.00 of additional Indebtedness pursuant to the Debt Incurrence Ratio test set forth in Section 4.09(a); (iv) if required by the Trust Indenture Act, the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer complies with the provisions of this Indenture; and (v) such Subsidiary Guarantor (if such Subsidiary Guarantor is the surviving Person) shall have delivered a written instrument in form satisfactory to the Trustee confirming its Subsidiary Guarantee and its other obligations under this Indenture after giving effect to such consolidation, merger or transfer. Notwithstanding the foregoing, any Subsidiary Guarantor may merge into, consolidate with or transfer all or part of its properties or assets to the Company or one or more Subsidiary Guarantors or one or more Subsidiaries which become Subsidiary Guarantors which are Wholly Owned Restricted Subsidiaries concurrently therewith.

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

Section 10.04  Releases Following Sale of Assets and Restricted Subsidiary Stock

          In the event of a sale, assignment, transfer, lease, conveyance or other disposition of all of the Equity Interests in, or all or substantially all of the assets of, a Subsidiary Guarantor to any Person that is not the Company or any of its Restricted Subsidiaries, whether by way of merger, consolidation or otherwise, if (i) the Net Proceeds of such sale or other disposition are applied in accordance with the provisions of Section 4.07, (ii) no Default or Event of Default exists or would exist under this Indenture after giving effect to such transaction, (iii) all obligations of such Subsidiary Guarantor under any other Indebtedness of the Company or any of its Restricted Subsidiaries shall have been terminated (including, without limitation, all Guarantees of any such Indebtedness), (iv) all Liens on assets of such Restricted Subsidiary that secure any other Indebtedness of the Company or any of its Restricted Subsidiaries shall have been terminated, and (v) all obligations of the Company and its Restricted Subsidiaries under other Indebtedness of such Subsidiary Guarantor shall have been terminated (including, without limitation, all Guarantees of such Indebtedness), then (A) in the case of such a sale or other disposition, whether by way of merger, consolidation or otherwise, of all of the Equity Interests in such former Subsidiary Guarantor, such former Subsidiary Guarantor will be released and relieved of any obligations under its Subsidiary Guarantee, or (B) in the case of a sale or other disposition of all or substantially all of the assets of such Subsidiary Guarantor, the Person acquiring such assets will not be required to assume the obligations of such Subsidiary Guarantor under its Subsidiary Guarantee.

Section 10.05  Limitation of Subsidiary Guarantor's Liability

          Each Subsidiary Guarantor, and by its acceptance hereof each Holder of Notes, hereby confirms that it is the intention of all such parties that the guarantee by such Subsidiary Guarantor pursuant to its Subsidiary Guarantee not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law. To effectuate the foregoing intention, the Holders of Notes and each Subsidiary Guarantor hereby irrevocably agree that the obligations of such Subsidiary Guarantor under this Article 10 shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Subsidiary Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Subsidiary Guarantor in respect of the obligations of such other Subsidiary Guarantor under this Article 10, result in the obligations of such Subsidiary Guarantor under the Subsidiary Guarantee of such Subsidiary Guarantor not constituting a fraudulent transfer or conveyance.

Section 10.06 Application of Certain Terms and Provisions to the Subsidiary Guarantors

          (a) For purposes of any provision of this Indenture which provides for the delivery by any Subsidiary Guarantor of an Officer's Certificate and/or an Opinion of Counsel, the definitions of such terms in Section 1.01 shall apply to such Subsidiary Guarantor as if references therein to the Company were references to such Subsidiary Guarantor.

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

          (b) Any request, direction, order or demand which by any provision of this Indenture is to be made by any Subsidiary Guarantor, shall be sufficient if evidenced as described in Section 12.02 as if references therein to the Company were references to such Subsidiary Guarantor.

          (c) Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders of Notes to or on any Subsidiary Guarantor may be given or served as described in
Section 12.02 as if references therein to the Company were references to such Subsidiary Guarantor.

          (d) Upon any demand, request or application by any Subsidiary Guarantor to the Trustee to take any action under this Indenture, such Subsidiary Guarantor shall furnish to the Trustee such certificates and opinions as are required in Section 12.04 hereof as if all references therein to the Company were references to such Subsidiary Guarantor.

          (e) In the case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article 10 shall in each case (unless the context shall otherwise require) be construed as extending to and including such Paying Agent.

Section 10.07  Release of Subsidiary Guarantees

          Upon the sale or disposition of a Subsidiary Guarantor (or substantially all of its assets) or the designation of a Subsidiary Guarantor as an Unrestricted Subsidiary, in each case pursuant to and in compliance with the terms of this Indenture, including but not limited to the provisions of Sections 4.07, 4.13, 4.14, 10.03 and 10.04, as applicable, such Subsidiary Guarantor will be released from and relieved of its obligations under its Subsidiary Guarantee upon execution and delivery of a supplemental indenture satisfactory to the Trustee. Such supplemental indenture shall be accompanied by an Officers' Certificate and an Opinion of Counsel, each stating that such supplemental indenture and release of the Subsidiary Guarantee complies with the provisions of this Indenture and that all conditions precedent to such supplemental indenture and release of the Subsidiary Guarantee have been complied with.

Section 10.08  Subordination of Subsidiary Guarantees

          The obligations of each Subsidiary Guarantor under its Subsidiary Guarantee pursuant to this Article 10 is subordinated in right of payment to the prior payment in full in cash or Cash Equivalents of all Senior Indebtedness of the Subsidiary Guarantor on the same basis as the Notes are subordinated to Senior Indebtedness of the Company. For the purposes of the foregoing sentence, the Trustee and the Holders of Notes shall have the right to receive and/or retain payments by any of the Subsidiary Guarantors only at such times as they may receive and/or retain payments in respect of the Notes pursuant to this Indenture, including Article 11 hereof. In the event that the Trustee receives any Subsidiary Guarantor payment at a time when such payment is prohibited by the foregoing sentence, such Subsidiary Guarantor payment shall be paid over and delivered to the holders of the Senior Indebtedness of the Subsidiary Guarantor remaining unpaid, to the extent necessary to pay in full in cash or Cash Equivalents all such Senior Indebtedness of the Subsidiary Guarantor. In the event that a Holder of Notes receives any Subsidiary Guarantor payment at a time when such payment is prohibited by the foregoing sentence, the Subsidiary Guarantor payment shall be paid over and delivered to the holders of the Senior Indebtedness of such Subsidiary Guarantor remaining unpaid, to the extent necessary to pay in full in cash or Cash Equivalents all such Senior Indebtedness.

          Each Holder of a Note by its acceptance thereof (a) agrees to and shall be bound by the provisions of this Section 10.08, (b) authorizes and directs the Trustee on the Holder's behalf to take such action as may be necessary and appropriate to effectuate the subordination so provided, and (c) appoints the Trustee as the Holder's attorney-in-fact for any and all such purposes.

Section 10.09  Future Subsidiary Guarantors

          The Company shall cause any Person that becomes a Subsidiary (other than an Unrestricted Subsidiary) after the Issue Date (including a Subsidiary that was previously an Unrestricted Subsidiary and which becomes a Restricted Subsidiary) to promptly execute and deliver to the Trustee a supplemental indenture in form and substance substantially similar to Exhibit C pursuant to which such Subsidiary (other than an Unrestricted Subsidiary) shall become a Subsidiary Guarantor under this Article 10 and shall Guarantee the prompt payment in full and performance of all obligations of the Company to the Holders of Notes and to the Trustee hereunder, under the Notes and under the Escrow Agreement pursuant to the terms hereof and thereof. Concurrently with the execution and delivery of such supplemental indenture, the Company shall deliver to the Trustee an Opinion of Counsel to the effect that such supplemental indenture has been duly authorized, executed and delivered by such Subsidiary and that, subject to the application of bankruptcy, insolvency, moratorium, fraudulent conveyance or transfer and other similar laws relating to creditors' rights generally and to the principles of equity, whether considered in a proceeding at law or in equity, the Subsidiary Guarantee of such Subsidiary Guarantor is a legal, valid and binding obligation of such Subsidiary Guarantor, enforceable against such Subsidiary Guarantor in accordance with its terms.

                                  ARTICLE 11

                                 SUBORDINATION

Section 11.01  Notes Subordinated to Senior Indebtedness

          The Company covenants and agrees, and the Trustee and each Holder of Notes by its acceptance thereof likewise covenant and agree, that all Notes shall be issued subject to the provisions of this Article 11; and each Person holding any Note, whether upon original issue or upon transfer, assignment or exchange thereof, accepts and agrees that all payments of the principal of and premium, if any, interest and Liquidated Damages, if any, on the Notes will, to the extent and in the manner set forth in this Article 11, be subordinated in right of payment to the prior payment in full in cash or Cash Equivalents of all Senior Indebtedness, whether outstanding on the date of the Indenture or thereafter incurred.

Section 11.02  No Payment on Notes in Certain Circumstances

          (a) No direct or indirect payment by or on behalf of the Company of principal of, premium, if any, interest and Liquidated Damages, if any, on the Notes, whether pursuant to the terms of the Notes, upon acceleration, pursuant to an Asset Sale Offer, a Change of Control Offer, pursuant to the Escrow Agreement or otherwise, shall be made to the Holders of Notes (except that Holders of Notes may receive payments made in Junior Securities or from the defeasance trust described under Sections 8.04(a) and 8.05) if (i) a default in the payment of the principal of or premium, if any, or interest on Designated Senior Indebtedness occurs and is continuing beyond any applicable period of grace or (ii) any other default occurs and is continuing with respect to Designated Senior Indebtedness that permits holders of the Designated Senior Indebtedness as to which such default relates to accelerate its maturity and the Trustee receives a written notice (with a copy to the Company) of such other default (a "Payment Blockage Notice") from the Company or the holders of any Designated Senior Indebtedness. Payments on the Notes may and shall be resumed
(a) in the case of a payment default, upon the date on which such default is cured or waived and (b) in case of a nonpayment default, on the earlier of the date on which such nonpayment default is cured or waived or 179 days after the date on which the applicable Payment Blockage Notice is received by the Trustee (such period being referred to herein as the "Payment Blockage Period"), unless the maturity of any Designated Senior Indebtedness has been accelerated (and written notice of such acceleration has been received by the Trustee).

          Notwithstanding anything herein or in the Notes to the contrary, (x) in no event shall a Payment Blockage Period extend beyond 179 days from the date the Payment Blockage Notice in respect thereof was given, (y) there shall be a period of at least 181 consecutive days in each 360-day period when no Payment Blockage Period is in effect and (z) not more than one Payment Blockage Period may be commenced with respect to the Notes during any period of 360 consecutive days. No new Payment Blockage Period may be commenced unless and until all scheduled payments of principal, premium, if any, interest and Liquidated Damages, if any, on the Notes that have come due have been paid in cash. No nonpayment default that existed or was continuing on the date of delivery of any Payment Blockage Notice to the Trustee shall be, or be made, the basis for a subsequent Payment Blockage Notice (it being understood that any subsequent action, or any breach of any covenant for a period commencing after the date of receipt by the Trustee of such Payment Blockage Notice, that, in either case, would give rise to such a default pursuant to any provisions under which a default previously existed or was continuing shall constitute a new default for this purpose).

          (b) In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee or any Holder of Notes when such payment is prohibited by Section 11.02(a), such payment shall be held for the benefit of, and shall be paid over or delivered to, the holders of Designated Senior Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Designated Senior Indebtedness may have been issued, as their respective interests may appear, but only to the extent that, upon notice from the Trustee to the holders of Designated Senior Indebtedness that such prohibited payment has been made, the holders of the Designated Senior Indebtedness (or their representative or representatives or a trustee) notify the Trustee in writing of the amounts then due and owing on the Designated Senior Indebtedness, if any, and only the amounts specified in such notice to the Trustee shall be paid to the holders of Designated Senior Indebtedness.

Section 11.03  Payment Over of Proceeds Upon Dissolution, Etc.

          (a) Upon any distribution to creditors of the Company in a liquidation or dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its property, an assignment for the benefit of creditors or any marshaling of the Company's assets and liabilities, the holders of Senior Indebtedness will be entitled to receive payment in full in cash or Cash Equivalents of all obligations due in respect of such Senior Indebtedness (including interest after the commencement of any such proceeding at the rate specified in the applicable Senior Indebtedness) before the Holders of Notes will be entitled to receive any payment with respect to the Notes, and until all obligations with respect to Senior Indebtedness are paid in full in cash or Cash Equivalents, any distribution to which the Holders of Notes would be entitled shall be made to the holders of Senior Indebtedness (except that Holders of Notes may receive Junior Securities and payments made from the defeasance trust described under Sections 8.04(a) 8.05.

          (b) In the event that, notwithstanding the foregoing provision prohibiting such payment or distribution, any payment or distribution of assets or securities of the Company of any kind or character, whether in cash, property or securities, shall be received by the Trustee or any Holder of Notes at a time when such payment or distribution is prohibited by Section 11.03(a) and before all obligations in respect of Senior Indebtedness are paid in full in cash or Cash Equivalents, or payment provided for, such payment or distribution shall be received and held for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders) or their respective representatives, or to the trustee or trustees or agent or agents under any indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of Senior Indebtedness remaining unpaid until all such Senior Indebtedness has been paid in full in cash or Cash Equivalents after giving effect to any prior or concurrent payment, distribution or provision therefor to or for the holders of such Senior Indebtedness.

          The consolidation of the Company with, or the merger of the Company with or into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another Person upon the terms and conditions provided in Article 5 shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 11.03 if such other Person shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article 5.

Section 11.04  Subrogation

          Upon the payment in full in cash or Cash Equivalents of all Senior Indebtedness, or provision for payment, the Holders of the Notes shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company made on such Senior Indebtedness until the principal of, premium, if any, interest and Liquidated Damages, if any, on the Notes shall be paid in full in cash; and, for the purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of Notes or the Trustee on their behalf would be entitled except for the provisions of this Article 11, and no payment over pursuant to the provisions of this Article 11 to the holders of Senior Indebtedness by Holders of Notes or the Trustee on their behalf shall, as between the Company, its creditors other than holders of Senior Indebtedness, and the Holders of Notes, be deemed to be a payment by the Company to or on account of the Senior Indebtedness. It is understood that the provisions of this Article 11 are and are intended solely for the purpose of defining the relative rights of the Holders of Notes, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

          If any payment or distribution to which the Holders of Notes would otherwise have been entitled but for the provisions of this Article 11 shall have been applied, pursuant to the provisions of this Article 11, to the payment of all amounts payable under Senior Indebtedness, then and in such case, the Holders of Notes shall be entitled to receive from the holders of such Senior Indebtedness any payments or distributions received by such holders of Senior Indebtedness in excess of the amount required to make payment in full, or provision for payment, of such Senior Indebtedness.

Section 11.05  Obligations of Company Unconditional

          Nothing contained in this Article 11 or elsewhere in this Indenture or in the Notes is intended to or shall impair, as between the Company and the Holders of Notes, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of Notes the principal of, premium, if any, interest and Liquidated Damages, if any, on the Notes as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of Notes and creditors of the Company other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Holder of any Note or the Trustee on their behalf from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article 11 of the holders of the Senior

Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

          Without limiting the generality of the foregoing, nothing contained in this Article 11 shall restrict the right of the Trustee or the Holders of Notes to take any action to declare the Notes to be due and payable prior to their stated maturity pursuant to Article 6 or to pursue any rights or remedies hereunder; provided, however, that all Senior Indebtedness then due and payable shall first be paid in full before the Holders of Notes or the Trustee are entitled to receive any direct or indirect payment from the Company of principal of, premium, if any, interest or Liquidated Damages, if any, on the Notes.

Section 11.06  Notice to Trustee

          The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Notes pursuant to the provisions of this
Article 11. The Trustee shall not be charged with knowledge of the existence of any event of default with respect to any Senior Indebtedness or of any other facts which would prohibit the making of any payment to or by the Trustee unless and until the Trustee shall have received notice in writing at its Corporate Trust Office to that effect signed by an Officer of the Company, or by a holder of Senior Indebtedness or trustee or agent therefor; and prior to the receipt of any such written notice, the Trustee shall, subject to Article 7, be entitled to assume that no such facts exist; provided that if the Trustee shall not have received the notice provided for in this Section 11.06 at least two Business Days prior to the date upon which by the terms of this Indenture any moneys shall become payable for any purpose (including, without limitation, the payment of the principal of, premium, if any, interest or Liquidated Damages, if any, on any Note), then, regardless of anything herein to the contrary, the Trustee shall have full power and authority to receive any moneys from the Company or any Subsidiary Guarantor and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such prior date. Nothing contained in this
Section 11.06 shall limit the right of the holders of Senior Indebtedness to recover payments as contemplated by Section 11.03. The Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself or itself to be a holder of any Senior Indebtedness (or a trustee on behalf of, or other representative of, such holder) to establish that such notice has been given by a holder of such Senior Indebtedness or a trustee or representative on behalf of any such holder.

          In the event that the Trustee determines in good faith that any evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article 11, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article 11, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

Section 11.07  Reliance on Judicial Order or Certificate of Liquidating Agent

          Upon any payment or distribution of assets or securities referred to in this Article 11, the Trustee and the Holders of Notes shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which bankruptcy, dissolution, winding-up, liquidation or reorganization proceedings are pending, or upon a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders of Notes for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this
Article 11.

Section 11.08  Trustee's Relation to Senior Indebtedness

          The Trustee and any Paying Agent shall be entitled to all the rights set forth in this Article 11 with respect to any Senior Indebtedness which may at any time be held by it in its individual or any other capacity to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee or any Paying Agent of any of its rights as such holder.

          With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article 11, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness. The Trustee shall not be liable to any such holders if the Trustee shall in good faith mistakenly pay over or distribute to Holders of Notes or to the Company or to any other person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article 11 or otherwise.

Section 11.09 Subordination Rights Not Impaired by Acts or Omissions of the Company or Holders of Senior Indebtedness

          No right of any present or future holders of any Senior Indebtedness to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with. The provisions of this Article 11 are intended to be for the benefit of, and shall be enforceable directly by, the holders of Senior Indebtedness.

Section 11.10 Holders of Notes Authorize Trustee to Effectuate Subordination of Notes

          Each Holder of Notes by its acceptance of such Notes authorizes and expressly directs the Trustee on its or his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this
Article 11, and appoints the Trustee its or his attorney-in-fact for such purposes, including, in the event of any dissolution, winding-up, liquidation or reorganization of the Company or any Subsidiary Guarantor (whether in bankruptcy, insolvency, receivership, reorganization or similar proceedings or upon an assignment for the benefit of creditors or otherwise) tending towards liquidation of the business and assets of the Company or any Subsidiary Guarantor, the filing of a claim for the unpaid balance of its Notes in the form required in those proceedings.

Section 11.11  This Article Not to Prevent Event of Default

          The failure to make a payment on account of principal of, premium, if any, interest or Liquidated Damages, if any, on the Notes by reason of any provision of this Article 11 shall not be construed as preventing the occurrence of an Event of Default specified in clauses (a) or (b) of Section 6.01.

Section 11.12  Trustee's Compensation Not Prejudiced

          Nothing in this Article 11 shall apply to amounts due to the Trustee pursuant to other sections in this Indenture.

Section 11.13  No Waiver of Subordination Provisions

          Without in any way limiting the generality of Section 11.09, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of Notes, without incurring responsibility to the Holders of Notes and without impairing or releasing the subordination provided in this Article 11 or the obligations hereunder of the Holders of Notes to the holders of Senior Indebtedness, do any one or more of the following: (a) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding or secured; (b) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (c) release any Person liable in any manner for the collection of Senior Indebtedness; and (d) exercise or refrain from exercising any rights against the Company and any other Person.

Section 11.14 Subordination Provisions Not Applicable to Collateral Held in Trust for Holders of Notes; Payments May be Paid Prior to Dissolution

          All money and Government Securities deposited in trust with the Trustee pursuant to and in accordance with Article 8 shall be for the sole benefit of the Holders of Notes and shall not be subject to this Article 11.

          Nothing contained in this Article 11 or elsewhere in this Indenture shall prevent (i) the Company, except under the conditions described in Section 11.02, from making payments of principal of, premium, if any, interest and Liquidated Damages, if any, on the Notes, or from depositing with the Trustee any moneys for such payments or from effecting a termination of the Company's and the Subsidiary Guarantors' obligations under the Notes and this Indenture as provided in Article 8, or (ii) the application by the Trustee of any moneys deposited with it for the purpose of making such payments of principal of, premium, if any, interest and Liquidated Damages, if any, on the Notes, to the Holders entitled thereto unless at least two Business Days prior to the date upon which such payment becomes due and payable, the Trustee shall have received the written notice provided for in Section 11.06. The Company shall give prompt written notice to the Trustee of any dissolution, winding-up, liquidation or reorganization of the Company or any Subsidiary Guarantor.

Section 11.15  Acceleration of Notes

          If payment of the Notes is accelerated because of an Event of Default, the Company shall promptly notify holders of the Senior Indebtedness of the acceleration.

                                  ARTICLE 12

                                 MISCELLANEOUS

Section 12.01  Trust Indenture Act Controls

          If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by TIA (S) 318(c), the duties imposed by TIA (S) 318(c) shall control.

Section 12.02  Notices

          Any notice or communication by the Company, any Subsidiary Guarantor or the Trustee to the other is duly given if in writing and delivered in Person or mailed by first-class mail, telecopier or overnight air courier guaranteeing next day delivery, to the other's address:

          If to the Company or a Subsidiary Guarantor:

               Kevco, Inc
               1300 South University Drive
               Suite 200
               Fort Worth, Texas  76107
               Attention: Jerry E. Kimmel
               Telecopier No.:  (817) 332-2765

          with a copy of any notice given pursuant to Article 6 to:

               Jackson Walker, LLP
               777 Main Street
               Suite 1800
               Fort Worth, Texas  76102
               Attention:  Richard S. Tucker
               Telecopier No.:  (817) 334-7290


          If to the Trustee:

               United States Trust Company of New York
               114 West 47th Street, 25th Floor
               New York, New York  10036-1532
               Attention:  Corporate Trust Division
               Telecopier:  (212) 852-1626/7


          The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

          All notices and communications (other than those sent to Holders of Notes) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

          Any notice or communication to a Holder of Notes shall be mailed by first-class mail to its address shown on the Register kept by the Registrar. Any notice or communication shall also be so mailed to any Person described in TIA (S) 313(c), to the extent required by the TIA. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders of Notes.

          If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

          If the Company mails a notice or communication to Holders of Notes, it shall mail a copy to the Trustee and each Agent at the same time.

Section 12.03  Communication by Holders With Other Holders

          Holders of Notes may communicate pursuant to TIA (S) 312(b) with other Holders of Notes with respect to their rights under this Indenture or the Notes. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA (S) 312(c).

Section 12.04  Certificate and Opinion as to Conditions Precedent

          Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

          (a) an Officer's Certificate in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 12.05 hereof) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been complied with; and

          (b) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 12.05 hereof) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been complied with.

Section 12.05  Statements Required in Certificate or Opinion

          Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to TIA (S) 314(a)(4)) shall include:

          (a) a statement that the Person making such certificate or opinion has read such covenant or condition;

          (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (c) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

Section 12.06  Rules By Trustee and Agents

          The Trustee may make reasonable rules for action by or at a meeting of Holders of Notes. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

Section 12.07  Legal Holidays

          If a payment date is not a Business Day at a place of payment, payment may be made at that place on the next succeeding Business Day, and no interest shall accrue on such payment for the intervening period.

Section 12.08  No Recourse Against Others

          No director, officer, employee, incorporator or stockholder of the Company or any Restricted Subsidiary, as such, shall have any liability for any obligations of the Company or any Restricted Subsidiary under the Notes, this Indenture or any Subsidiary Guarantee or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes and Subsidiary Guarantees.

Section 12.09  Duplicate Originals

          The parties may sign any number of copies of this Indenture. One signed copy is enough to prove this Indenture.

Section 12.10  Governing Law

          The internal law of the State of New York shall govern and be used to construe this Indenture, the Notes and the Subsidiary Guarantees (without regard to conflicts of law provisions). Each party hereto irrevocably submits itself to the non-exclusive jurisdiction of the state and federal courts of New York for purposes of this Indenture and agrees and consents that service of process may be made upon it in any legal proceeding relating to this Indenture by any means allowed under federal or New York law. The parties hereto hereby waive and agree not to assert, by way of motion, as a defense or otherwise, that any such proceeding is brought in an inconvenient forum or that the venue thereof is improper.

Section 12.11  No Adverse Interpretation of Other Agreements

          This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or its Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

Section 12.12  Successors

          This Indenture shall inure to the benefit of and be binding upon the parties hereto and each of their respective successors and assigns, except that the Company may not assign this Indenture or its obligations hereunder except as expressly permitted by Sections 5.01 and 5.02. Without limiting the generality of the foregoing, this Indenture shall inure to the benefit of all Holders of Notes from time to time. Nothing expressed or mentioned in this Indenture is intended or shall be construed to give any Person, other than the parties hereto, their respective successors and assigns, and the Holders of Notes, any legal or equitable right, remedy or claim under or in respect of this Indenture or any provision herein contained.

Section 12.13  Severability

          In case any provision in this Indenture, the Notes or the Subsidiary Guarantees shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and in order to manifest the intent of the parties, effect shall be given to such invalid, illegal or unenforceable provision to the maximum extent possible.



Section 12.14  Counterpart Originals

          The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

Section 12.15  Table of Contents, Headings, Etc.

          The Table of Contents and Headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

                              THE COMPANY:

                              KEVCO, INC.



                              By: /s/ Jerry E. Kimmel
                                 -------------------------------------
                              Name: Jerry E. Kimmel
                              Title: Chairman, CEO and President


                              SUBSIDIARY GUARANTORS:

                              SCC ACQUISITION CORP.




                              By: /s/ Jerry E. Kimmel
                                 -------------------------------------
                              Name: Jerry E. Kimmel
                              Title: President


                              KEVCO DELAWARE, INC.




                              By: /s/ Jerry E. Kimmel
                                 -------------------------------------
                              Name: Jerry E. Kimmel
                              Title: Chairman, CEO and President


                              SUNBELT WOOD COMPONENTS, INC.



                              By: /s/ Jerry E. Kimmel
                                 -------------------------------------
                              Name: Jerry E. Kimmel
                              Title: Chairman and CEO

                              CONSOLIDATED FOREST PRODUCTS,
                                      INC.



                              By: /s/ Jerry E. Kimmel
                                 -----------------------------------
                              Name: JERRY E. KIMMEL
                                   ---------------------------------
                              Title: CHAIRMAN & CEO
                                    --------------------------------


                              BOWEN SUPPLY, INC.



                              By: /s/ Jerry E. Kimmel
                                 -----------------------------------
                              Name: JERRY E. KIMMEL
                                   ---------------------------------
                              Title: CHAIRMAN OF THE BOARD
                                    --------------------------------


                              ENCORE INDUSTRIES, INC.


                              By: /s/ Jerry E. Kimmel
                                 -----------------------------------
                              Name: JERRY E. KIMMEL
                                   ---------------------------------
                              Title: CHAIRMAN OF THE BOARD
                                    --------------------------------


                              TRUSTEE:

                              UNITED STATES TRUST COMPANY OF
                              NEW YORK,  as Trustee



                              By: /s/ G. F. Ganey
                                 -----------------------------------
                              Name: G. F. GANEY
                                   ---------------------------------
                              Title: SENIOR VICE PRESIDENT
                                    --------------------------------

                                   EXHIBIT A

                                (Face of Note)

       10(3/8)% [Series A] [Series B] Senior Subordinated Notes due 2007


CUSIP No. _________                                                  $__________


          KEVCO, INC., a Texas corporation, promises to pay to Cede & Co. or registered assigns, the principal sum of _______________________________ Dollars ($_________), or such greater or lesser amount as may from time to time be endorsed on Schedule A hereto, on December 1, 2007.

Interest Payment Dates:  June 1 and December 1, commencing June 1, 1998

Record Dates:            May 15 and November 15 (whether or not a Business Day)

          Reference is hereby made to the further provisions of this Senior Subordinated Note set forth on the following pages, which further provisions shall for all purposes have the same effect as if set forth at this place.

                                    Dated:_____________________________


                                    KEVCO, INC.



                                    By:________________________________
                                    Name:______________________________
                                    Title:_____________________________



                                    By:________________________________
                                    Name:______________________________
                                    Title:_____________________________

                                     A-1-1

TRUSTEE CERTIFICATE OF
AUTHENTICATION


This is one of the
Notes referred to in the
within-mentioned Indenture


UNITED STATES TRUST COMPANY OF NEW YORK, as Trustee


By:________________________________
     (Authorized Signatory)

                                     A-1-2

                                (Back of Note)

       10 3/8% [Series A] [Series B] Senior Subordinated Notes due 2007

          [Unless and until it is exchanged in whole or in part for Notes in definitive form, this Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New
York) ("DTC") to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as may be requested by an authorized representative of DTC (and any payment is made to Cede & Co. or such other entity as may be requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]/1/


          [THIS NOTE (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE SECOND SENTENCE HEREOF. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB"), OR (B) IT IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, OR (2) AGREES THAT IT WILL NOT, RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF THE SECURITIES ACT, (D) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (E) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY, IF REQUESTED BY THE COMPANY) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF

------------------
/1/    This paragraph shall be included only if the Note is a Global Note.

                                     A-1-3

THIS LEGEND.  AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND
"UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING.]/2/

          Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

     1. Interest. Kevco, Inc., a Texas corporation (the "Company"), promises to pay interest on the principal amount of this Note at the rate and in the manner specified below and shall pay the Liquidated Damages, if any, payable pursuant to Section 5 of the Registration Rights Agreement referred to below. Interest on the Notes will accrue at the rate of 10 3/8% per annum and will be payable semi-annually in arrears on June 1 and December 1 in each year, commencing on June 1, 1998, or if any such day is not a Business Day, the next succeeding Business Day (each an "Interest Payment Date"), to Holders of record on the immediately preceding May 15 and November 15, respectively.

          Interest will be computed on the basis of a 360-day year of twelve 30-day months. Interest on the Notes shall accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from the Issue Date of original issuance of the Notes. To the extent lawful, the Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at the applicable interest rate on the Notes plus one percent; it shall pay interest on overdue installments of interest (without regard to applicable grace periods) at the same rate, to the extent lawful, (i) if payment is made during the period of five Business Days following the date on which such interest was due, to the Persons who were to receive payment on the date such interest was due or (ii) if payment is made after such period, to the Persons who are Holders on a subsequent special record date, which date shall be at the earliest practicable date but in all events at least five Business Days prior to the payment date.

     2. Method of Payment. The Company shall pay interest on the Notes (except defaulted interest) and Liquidated Damages, if any, to the Persons who are registered Holders of Notes at the close of business on the record date next preceding the Interest Payment Date, even if such Notes are cancelled after such record date and on or before such Interest Payment Date. Principal, premium, if any, interest and Liquidated Damages, if any, on the Notes shall be payable at the office or agency of the Company maintained for such purpose within the City and State of New York, or at the option of the Company, payment of interest and Liquidated Damages, if any, may be made by check mailed to the Holders of the Notes at their respective addresses set forth in the

------------------
/2/ This paragraph shall be removed upon the exchange of Series A Notes for Series B Notes in the Exchange Offer or upon the sale of the Series A Notes under a Shelf Registration Statement pursuant to the Registration Rights Agreement.

                                     A-1-4
register of Holders of Notes; provided that all payments with respect to Notes the Holders of which have given wire transfer instructions to the Company and the Trustee shall be required to be made by wire transfer of immediately available funds to the accounts specified by the Holders thereof. The Company shall pay principal, premium, if any, interest and Liquidated Damages, if any, on the Notes in money of the United States that at the time of payment is legal tender for payment of public and private debts.

     3. Paying Agent and Registrar. Initially, the Trustee under the Indenture will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder of Notes. The Company or any of its Subsidiaries may act as Paying Agent or Registrar.

     4. Indenture. The Company issued the Notes under an Indenture dated as of December 1, 1997 ("Indenture") among the Company, the Subsidiary Guarantors and United States Trust Company of New York, as Trustee (the "Trustee"). The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) as in effect on the date of the Indenture. The Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and such Trust Indenture Act for a statement of such terms. The terms of the Indenture shall govern any inconsistencies between the Indenture and the Notes. Terms not otherwise defined herein shall have the meanings assigned in the Indenture. The Notes are general unsecured obligations of the Company limited to $105,000,000 in aggregate principal amount.

     5.   Optional Redemption.

          Except as set forth in the next paragraph, the Notes are not redeemable at the Company's option prior to December 1, 2002. Thereafter, the Notes will be subject to redemption for cash at any time at the option of the Company, in whole or in part, upon not less than 30 nor more than 60 days notice, at the redemption prices (expressed as percentages of principal amount) if redeemed during the 12-month period commencing December 1 of the years indicated below (subject to the right of Holders of Notes of record on an interest record date to receive interest due on an Interest Payment Date that is on or prior to such date of redemption), plus accrued and unpaid interest and Liquidated Damages, if any, to the applicable redemption date:

          Year                      Percentage
          ----                      ----------

          2002                      105.188%
          2003                      103.458%
          2004                      101.729%
          2005 and thereafter       100.000%

          Notwithstanding the foregoing, at any time prior to December 1, 2000, the Company may on any one or more occasions redeem up to an aggregate 35% of the original aggregate principal

                                     A-1-5
amount of the Notes at a redemption price of 110.375% of the principal amount of the Notes (subject to the right of Holders of Notes of record on an interest record date to receive interest due on an Interest Payment Date that is on or prior to such date of redemption), together with accrued and unpaid interest and Liquidated Damages, if any, to the redemption date, with the Net Proceeds of one or more Public Equity Offerings; provided that at least 65% of the aggregate principal amount of the Notes originally outstanding remain outstanding immediately after such redemption; and provided, further, that such redemption shall occur within 90 days of the date of the closing of any such Public Equity Offering.

     6.   Mandatory Redemption.

          Except as set forth in Section 3.08 of the Indenture and as provided in paragraph 7 below, the Company is not required to make mandatory redemption or sinking fund payments with respect to the Notes.

     7.   Repurchase at Option of Holders.

          (a) If there is a Change of Control, the Company shall be required to offer to purchase all or any part (equal to $1,000 or an integral multiple thereof) of each Holder's Notes at a purchase price in cash equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest and Liquidated Damages, if any, to the date of purchase. Holders of Notes that are subject to an offer to purchase will receive an offer to purchase from the Company prior to any related purchase date, and may elect to have such Notes purchased by completing the form entitled "Option of Holder to Elect Purchase" appearing below.

          (b) If the Company consummates any Asset Sale, the Company shall be required, under certain circumstances, to apply the Excess Proceeds thereof to an offer to all Holders of Notes to purchase the maximum principal amount of Notes that may be purchased out of the Excess Proceeds at an offer price in cash equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest and Liquidated Damages, if any, to the date of purchase, in accordance with the procedures set forth in the Indenture. Holders of Notes that are subject to an offer to purchase will receive an offer to purchase from the Company prior to any related purchase date, and may elect to have such Notes purchased by completing the form entitled "Option of Holder to Elect Purchase" appearing below.

     8. Denominations, Transfer, Exchange. The Notes are in face denominations of $1,000 and integral multiples of $1,000. The Notes may be transferred and exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. Neither the Company nor the Registrar will be required to issue, register the transfer of, or exchange (i) any Note or portion of a Note selected for redemption or tendered pursuant to an offer, except the unredeemed portion of any Note being redeemed in part or (ii) any Notes during the period between (a) beginning on the date the

                                     A-1-6

Trustee receives a notice of a redemption from the Company and ending at the close of business on the date the Notes to be redeemed are selected by the Trustee or (b) an interest record date and ending at the close of business on the next succeeding Interest Payment Date.

     9. Subordination. The Notes and the Subsidiary Guarantees are subordinated in right of payment, to the extent and in the manner provided in
Article 11 and Section 10.08 of the Indenture, to the prior payment in full of all Senior Indebtedness. The Company agrees, and each Holder of Notes by accepting a Note consents and agrees, to the subordination provided in the Indenture and authorizes the Trustee to give it effect.

     10. Persons Deemed Owners. Prior to due presentment to the Trustee for registration of the transfer of this Note, the Trustee, any Agent and the Company may deem and treat the Person in whose name this Note is registered as its absolute owner for the purpose of receiving payment of principal of and interest on this Note and for all other purposes whatsoever, whether or not this
Note is overdue, and neither the Trustee, any Agent nor the Company shall be affected by notice to the contrary. The registered Holder of a Note shall be treated as its owner for all purposes.

     11. Amendment, Supplement and Waiver. Subject to certain exceptions, the Indenture, the Notes, the Subsidiary Guarantees and the Escrow Agreement may be amended or supplemented with the written consent of the Holders of Notes of at least a majority in principal amount of the then outstanding Notes, and any existing Default or Event of Default (other than a Default or Event of Default relating to the payment of principal, premium, if any, interest or Liquidated Damages, if any, except a payment default resulting from an acceleration that has been rescinded) or compliance with any provision of the Indenture, the Notes, the Subsidiary Guarantees or the Escrow Agreement may be waived with the written consent of the Holders of Notes of at least a majority in principal amount of the then outstanding Notes. Without the consent of any Holder of Notes, the Indenture, the Notes or the Escrow Agreement may be amended or supplemented to cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of Certificated Notes, to provide for the assumption of the Company's or a Subsidiary Guarantor's obligations to Holders of Notes in case of a merger or consolidation, to provide for additional Subsidiary Guarantors, to make any change that would provide any additional rights or benefits to the Holders of Notes or that does not materially adversely affect the legal rights of any such Holder under the Indenture, or to comply with the requirements of the Commission in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act or to allow any Restricted Subsidiary to guarantee the Notes.

     12. Defaults and Remedies. Events of Default include: (i) default for 30 days in the payment when due of interest on, or Liquidated Damages with respect to, the Notes (whether or not prohibited by the subordination provisions of the Indenture); (ii) default in payment when due of the principal of or premium, if any, on the Notes (whether or not prohibited by the subordination provisions of the Indenture); (iii) failure by the Company to comply with the provisions of Sections 3.08, 4.06, 4.07, 4.21, 5.01 or 5.02 of the Indenture; (iv) failure by the Company for 30 days after written notice from the Trustee or the Holders of at least 25% in principal amount of the then

                                     A-1-7
outstanding Notes to comply with any other covenant or agreement (except as provided in clause (i), (ii) and (iii) above) in the Indenture or herein, (v) except as permitted by the Indenture, any Subsidiary Guarantee shall be held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect or any Subsidiary Guarantor, or any Person acting on behalf of any Subsidiary Guarantor, shall deny or disaffirm its obligations under its Subsidiary Guarantee; (vi) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness of the Company or any of its Restricted Subsidiaries (or the payment of which is guaranteed by the Company or any of its Restricted Subsidiaries) whether such Indebtedness or Guarantee now exists, or is created after the Issue Date, which default (a) is caused by a failure to pay principal when due at final stated maturity (a "Payment Default") or (b) results in the acceleration of such Indebtedness prior to its express maturity and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $10,000,000 or more; (vii) failure by the Company or any of its Restricted Subsidiaries to pay final judgments aggregating in excess of $10,000,000, which judgments are not paid, discharged or stayed for a period of 60 days and are not covered by insurance; or (viii) certain events of bankruptcy or insolvency with respect to the Company or any Restricted Subsidiary. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Notes may declare all the Notes to be due and payable immediately. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, with respect to the Company or any Restricted Subsidiary, all outstanding Notes will become due and payable without further action or notice. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal, premium, if any, interest or Liquidated Damages, if any) if it determines that withholding notice is in their interest. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

     13. Trustee Dealings With the Company. Subject to the provisions of the Indenture, the Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company or any Affiliate of the Company with the same rights it would have if it were not Trustee.

     14. No Recourse Against Others. No director, officer, employee, incorporator or stockholder of the Company or any Restricted Subsidiary, as such, shall have any liability for any obligations of the Company or any Subsidiary Guarantor under the Notes, the Indenture or any Subsidiary Guarantee or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes, by accepting a Note waives and releases all such liability. The

                                     A-1-8
waiver and release are part of the consideration for the issuance of the Notes and Subsidiary Guarantees.

     15. Authentication. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

     16. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

     17. Additional Rights of Holders of Transfer Restricted Securities. In addition to the rights provided to Holders of Notes under the Indenture, Holders of Transfer Restricted Securities shall have all the rights set forth in the Registration Rights Agreement dated as of the date of the Indenture, between the Company and the parties named on the signature pages thereof (the "Registration Rights Agreement").

     18. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

          The Company shall furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

          Kevco, Inc.
          1300 South University Drive
          Suite 200
          Fort Worth, Texas  76107
          Attention:  Ellis L. McKinley, Jr.
          Telecopier No.:  (817) 332-2765

                                     A-1-9

          [FORM OF NOTATION ON NOTE RELATING TO SUBSIDIARY GUARANTEE]

                             SUBSIDIARY GUARANTEE


          The Subsidiary Guarantors listed below (hereinafter referred to as the "Subsidiary Guarantors," which term includes any successors or assigns under the hereinafter defined Indenture and any additional Subsidiary Guarantors), jointly and severally have irrevocably and unconditionally guaranteed to each Holder of a Note authenticated and delivered by the Trustee and to the Trustee and its successors and assigns (i) the due and punctual payment of the principal of, premium, if any, interest and Liquidated Damages, if any, on the 10 3/8% Senior Subordinated Notes due December 1, 2007 (the "Notes") of Kevco, Inc., a Texas corporation (the "Company"), whether at stated maturity, by acceleration, call for redemption, upon a Change of Control Offer, upon an Asset Sale Offer, pursuant to the Escrow Agreement or otherwise, the due and punctual payment of interest on the overdue principal, and premium, if any, and (to the extent permitted by law) interest on any interest, if any, and Liquidated Damages, if any, on the Notes, and the due and punctual performance of all other obligations of the Company to the Holders of Notes or the Trustee under the Notes or the Indenture, dated as of December 1, 1997, among the Company, the Subsidiary Guarantors and United States Trust Company of New York, as Trustee (the "Indenture"), all in accordance with the terms set forth in Article 10 of the Indenture, (ii) in case of any extension of time of payment or renewal of any Notes or any such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration, call for redemption, upon an offer to purchase or otherwise, and (iii) the payment of any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder of Notes in enforcing any rights under the Notes or the Indenture.

          The obligations of the Subsidiary Guarantors to the Holders of Notes and to the Trustee pursuant to this Subsidiary Guarantee and the Indenture are expressly set forth in Article 10 of the Indenture and reference is hereby made to such Indenture for the precise terms of this Subsidiary Guarantee.

          No director, officer, employee, incorporator or stockholder of any Subsidiary Guarantor, as such, shall have any liability for any obligations of the Company or any Restricted Subsidiary under the Notes, the Indenture or hereunder or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes and Subsidiary Guarantees.

          This is a continuing Guarantee and shall remain in full force and effect and shall be binding upon the Subsidiary Guarantors and their respective successors and assigns until full and final payment of all of the Company's obligations under the Notes and the Indenture and shall inure to the benefit of the successors and assigns of the Trustee and the Holders of Notes, and, in the event

                                     A-1-10
of any transfer or assignment of rights by any Holder of Notes or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. This is a Guarantee of payment and not of collectibility.

          This Subsidiary Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Subsidiary Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

          The obligations of the Subsidiary Guarantors under their Subsidiary Guarantees shall be limited to the extent necessary to insure that it does not constitute a fraudulent conveyance under applicable law.

          Each Subsidiary Guarantor covenants (to the extent it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of the Indenture or its Subsidiary Guarantee; and each Subsidiary Guarantor (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

          THE TERMS OF ARTICLE 10 OF THE INDENTURE ARE INCORPORATED HEREIN BY REFERENCE.

          Capitalized terms used herein and not otherwise defined herein shall have the same meanings given them in the Indenture unless otherwise indicated.

                              SUBSIDIARY GUARANTORS:

                              SCC ACQUISITION CORP.



                              By:
                                 ------------------------------
                              Name:
                                   ----------------------------
                              Title:
                                    ---------------------------

                                     A-1-11

                              KEVCO DELAWARE, INC.



                              By:
                                 ------------------------------
                              Name:
                                   ----------------------------
                              Title:
                                    ---------------------------


                              SUNBELT WOOD COMPONENTS, INC.



                              By:
                                 ------------------------------
                              Name:
                                   ----------------------------
                              Title:
                                    ---------------------------


                              CONSOLIDATED FOREST PRODUCTS, INC.



                              By:
                                 ------------------------------
                              Name:
                                   ----------------------------
                              Title:
                                    ---------------------------


                              BOWEN SUPPLY, INC.



                              By:
                                 ------------------------------
                              Name:
                                   ----------------------------
                              Title:
                                    ---------------------------

                                     A-1-12

                              ENCORE INDUSTRIES, INC.



                              By:
                                 ------------------------------
                              Name:
                                   ----------------------------
                              Title:
                                    ---------------------------

                                     A-1-13

                                ASSIGNMENT FORM


To assign this Note, fill in the form below: (I) or (we) assign and transfer this Note to



________________________________________________________________________________
          (Insert assignee's soc. sec. or tax I.D. no.)

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

          (Print or type assignee's name, address and zip code)

and irrevocably appoint _____________________________________________________
agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:_____________ Your Name:___________________________________________________
                        (Print your name as it appears on the face of this Note)


                   Your Signature:______________________________________________
                    (Sign exactly as your name appears on the face of this Note)


                   Signature Guarantee:_________________________________________

                                     A-1-14

                      OPTION OF HOLDER TO ELECT PURCHASE


          If you want to elect to have all or any part of this Note purchased by the Company pursuant to Section 4.06 or 4.07 of the Indenture, check the box below:

          [_] Section 4.06          [_] Section 4.07

          If you want to elect to have only part of the Note purchased by the Company pursuant to Section 4.06 or 4.07 of the Indenture, state the amount you elect to have purchased (if all, write "ALL"): $___________

Date:_____________ Your Name:___________________________________________________
                        (Print your name as it appears on the face of this Note)


                   Your Signature:______________________________________________
                    (Sign exactly as your name appears on the face of this Note)


                   Social Security or Tax Identification No.:___________________


                   Signature Guarantee:_________________________________________

                                     A-1-15

             SCHEDULE OF EXCHANGES OF INTERESTS IN GLOBAL NOTES/3/


          The following exchanges of a part of this Global Note for interests in another Global Note or for Certificated Notes, or exchanges of a part of another Global Note or Certificated Note for an interest in this Global Note, have been made:

                                                               Principal Amount of      Signature of
                  Amount of Decrease    Amount of Increase in  This Global Note         Authorized Officer of
                  in Principal Amount   Principal Amount of    Following Such           Trustee or Note
Date of Exchange  of this Global Note   this Global Note       Decrease (or Increase)   Custodian

----------------------------
 /3/ This schedule should be included only if the Note is issued in global form.

                                     A-1-16

                                  EXHIBIT B-1

               FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION
                       OF TRANSFER OF CERTIFICATED NOTES

                (Pursuant to Section 2.06(b) of the Indenture)

United States Trust Company of New York
114 West 47th Street, 25th Floor
New York, New York  10036-1532

Attention:  Corporate Trust Division

          Re:  10 3/8% Senior Subordinated Notes due 2007 of Kevco, Inc.

          Reference is hereby made to the Indenture, dated as of December 1, 1997 (the "Indenture"), among Kevco, Inc., as issuer (the "Company"), the Subsidiary Guarantors identified therein and United States Trust Company of New York, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

          This letter relates to $_________ principal amount of Notes which are evidenced by a Certificated Note (CUSIP No. ___________) registered in the name of __________________(the "Transferor"). The Transferor has requested a transfer of such Certificated Note to a Person who will take delivery thereof in the form of an equal principal amount of Notes evidenced by one or more Certificated Notes, which Notes, immediately after such transfer, are to be delivered to the transferor at the address set forth below.

          In connection with such request and in respect of the Notes surrendered to the Trustee herewith (the "Surrendered Notes"), the Holder of such Surrendered Notes hereby certifies that:

                                  [CHECK ONE]

     [_] the Surrendered Notes are being surrendered for registration in the name of the Transferor;

          or

     [_] the Surrendered Notes are being transferred to the Company or its Subsidiaries;

          or

                                     B-1-1

     [_] the Surrendered Notes are being transferred pursuant to and in accordance with Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the Surrendered Notes are being transferred to a Person that the Transferor reasonably believes is purchasing the Surrendered Notes for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A;

          or

     [_] the Surrendered Notes are being transferred in a transaction permitted by Rule 144 under the Securities Act;

          or

     [_] the Surrendered Notes are being transferred pursuant to an effective registration statement under the Securities Act;

          or

     [_] the Surrendered Notes are being transferred pursuant to an exemption from registration in accordance with Rule 903 or 904 under the Securities Act, provided that the transferor understands that any Notes issued pursuant to Regulation S under the Securities Act may only be transferred in accordance with the provisions of Regulation S;

          or

     [ ] such transfer is being effected pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144, Rule 903 or Rule 904, and the Transferor hereby further certifies that the Notes are being transferred in compliance with the transfer restrictions applicable to the Surrendered Notes and in accordance with the requirements of the exemption claimed, which certification is supported by an Opinion of Counsel, provided by the transferor or the transferee (a copy of which the Transferor has attached to this certification) in form reasonably acceptable to the Company and to the Registrar, to the effect that such transfer is in compliance with the Securities Act;

and the Surrendered Notes are being transferred in compliance with any applicable blue sky securities laws of any state of the United States. The Holder of the Surrendered Notes further certifies that it has delivered, or will cause to be delivered, to each Person to whom the Surrendered

                                     B-1-2

Notes or an interest therein are transferred, a notice substantially to the effect of the legend set forth in Section 2.06(g) of the Indenture.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Company and Donaldson, Lufkin & Jenrette Securities Corporation and NationsBank Montgomery Securities, Inc., as the initial purchasers of such Notes being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Rule 144A under the Securities Act.

_____________________________________
[Insert Name of Transferor]



By:__________________________________
Name:
Title:

Dated:_______________________________

cc:  Kevco, Inc.

                                     B-1-3

                                  EXHIBIT B-2

               FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION
               OF TRANSFER FROM GLOBAL NOTE TO CERTIFICATED NOTE

                (Pursuant to Section 2.06(c) of the Indenture)

United States Trust Company of New York
114 West 47th Street, 25th Floor
New York, New York  10036-1532

Attention:  Corporate Trust Division

          Re:  10 3/8% Senior Subordinated Notes due 2007 of Kevco, Inc.

          Reference is hereby made to the Indenture, dated as of December 1, 1997 (the "Indenture"), among Kevco, Inc., as issuer (the "Company"), the Subsidiary Guarantors identified therein and United States Trust Company of New York, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

          This letter relates to $_______ principal amount of Notes which are evidenced by a Global Note (CUSIP No. _________) registered in the name of the nominee of the Depositary for the account, directly or indirectly, of ____________________________ (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Notes to a Person who will take delivery thereof in the form of an equal principal amount of Notes evidenced by one or more Certificated Notes, which Notes, immediately after such transfer, are to be delivered to the transferor at the address set forth below.

          In connection with such request and in respect of the Notes surrendered to the Trustee herewith (the "Surrendered Notes"), the Holder of such Surrendered Notes hereby certifies that:

                                  [CHECK ONE]

     [_] the Surrendered Notes are being surrendered for registration in the name of the beneficial owner of such Notes, without transfer;

          or

     [_] the Surrendered Notes are being transferred pursuant to and in accordance with Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the Surrendered Notes are being transferred to a Person that the Transferor reasonably believes is purchasing the Surrendered Notes for its own account, or for one or more accounts with respect to

                                     B-2-1
          which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A;


          or

     [_] the Surrendered Notes are being transferred in a transaction permitted by Rule 144 under the Securities Act;

          or

     [_] the Surrendered Notes are being transferred pursuant to an effective registration statement under the Securities Act;

          or

     [_] the Surrendered Notes are being transferred pursuant to an exemption from registration in accordance with Rule 903 or 904 under the Securities Act, provided that the transferor understands that any Notes issued pursuant to Regulation S under the Securities Act may only be transferred in accordance with the provisions of Regulation S;

          or

     [_] such transfer is being effected pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144, Rule 903 or Rule 904, and the Transferor hereby further certifies that the Notes are being transferred in compliance with the transfer restrictions applicable to the Surrendered Notes and in accordance with the requirements of the exemption claimed, which certification is supported by an Opinion of Counsel, provided by the transferor or the transferee (a copy of which the Transferor has attached to this certification) in form reasonably acceptable to the Company and to the Registrar, to the effect that such transfer is in compliance with the Securities Act;

and the Surrendered Notes are being transferred in compliance with any applicable blue sky securities laws of any state of the United States. The Holder of the Surrendered Notes further certifies that it has delivered, or will cause to be delivered, to each Person to whom the Surrendered Notes or an interest therein are transferred, a notice substantially to the effect of the legend set forth in Section 2.06(g) of the Indenture.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Company and Donaldson, Lufkin & Jenrette Securities Corporation and NationsBank

                                     B-2-2

Montgomery Securities, Inc., the initial purchasers of such Notes being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Rule 144A under the Securities Act.



_____________________________________
[Insert Name of Transferor]



By:__________________________________
Name:
Title:

Dated:_______________________________


_____________________________________
_____________________________________
[Address of Transferor]

cc:  Kevco, Inc.

                                     B-2-3

                                  EXHIBIT B-3

         FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER
                     FROM CERTIFICATED NOTE TO GLOBAL NOTE

                (Pursuant to Section 2.06(e) of the Indenture)

United States Trust Company of New York
114 West 47th Street, 25th Floor
New York, New York  10036-1532

Attention:  Corporate Trust Division

Re:  10 3/8% Senior Subordinated Notes due 2007 of Kevco, Inc.

          Reference is hereby made to the Indenture, dated as of December 1, 1997 (the "Indenture"), among Kevco, Inc., as issuer (the "Company"), the Subsidiary Guarantors identified therein and United States Trust Company of New York, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

          This letter relates to $_________ principal amount of Notes which are evidenced by a Certificated Note (CUSIP No. ___________) registered in the name of _____________________ (the "Transferor"). The Transferor has requested a transfer of such Certificated Note to a Person who will take delivery thereof in the form of a beneficial interest in a Global Note.

          In connection with such request and in respect of the Notes surrendered to the Trustee herewith (the "Surrendered Notes"), the Holder of such Surrendered Notes hereby certifies that:

                                  [CHECK ONE]

     [_] the Surrendered Notes are being transferred for registration in the name of the nominee of the Depositary for the account, directly or indirectly, of the Transferor, without transfer;

          or

     [_] the Surrendered Notes are being transferred pursuant to and in accordance with Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the Surrendered Notes are being transferred to a Person that the Transferor reasonably believes is purchasing the Surrendered Notes for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each

                                     B-3-1
          such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A;

          or

     [_] the Surrendered Notes are being transferred in a transaction permitted by Rule 144 under the Securities Act;

          or

     [_] the Surrendered Notes are being transferred pursuant to an effective registration statement under the Securities Act;

          or

     [_] the Surrendered Notes are being transferred pursuant to an exemption from registration in accordance with Rule 903 or 904 under the Securities Act, provided that the transferor understands that any Notes issued pursuant to Regulation S under the Securities Act may only be transferred in accordance with the provisions of Regulation S;

          or

     [_] such transfer is being effected pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144, Rule 903 or Rule 904, and the Transferor hereby further certifies that the Notes are being transferred in compliance with the transfer restrictions applicable to the Surrendered Notes and in accordance with the requirements of the exemption claimed, which certification is supported by an Opinion of Counsel, provided by the transferor or the transferee (a copy of which the Transferor has attached to this certification) in form reasonably acceptable to the Company and to the Registrar, to the effect that such transfer is in compliance with the Securities Act;

and the Surrendered Notes are being transferred in compliance with any applicable blue sky securities laws of any state of the United States. The Holder of the Surrendered Notes further certifies that it has delivered, or will cause to be delivered, to each Person to whom the Surrendered Notes or an interest therein are transferred, a notice substantially to the effect of the legend set forth in Section 2.06(g) of the Indenture.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Company and Donaldson, Lufkin & Jenrette Securities Corporation and NationsBank Montgomery Securities, Inc., as the initial purchaser of such Notes being transferred. Terms used

                                     B-3-2
in this certificate and not otherwise defined in the Indenture have the meanings set forth in Rule 144A under the Securities Act.



_____________________________________
[Insert Name of Transferor]



By:__________________________________
Name:
Title:

Dated:_______________________________

cc:  Kevco, Inc.

                                     B-3-3

                                   EXHIBIT C

                        FORM OF SUPPLEMENTAL INDENTURE

          SUPPLEMENTAL INDENTURE (this "Supplemental Indenture"), dated as of ____________, ____ between ___________________ (the "New Subsidiary Guarantor"),
a Subsidiary of Kevco, Inc., a Texas corporation (the "Company"), and United States Trust Company of New York, as trustee under the indenture referred to below (the "Trustee"). Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Indenture (as defined below).

                                  WITNESSETH:

          WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture (the "Indenture"), dated as of December 1, 1997, providing for the issuance of an aggregate principal amount of $105,000,000 of 10 3/8% Senior Subordinated Notes due 2007 (the "Notes");

          WHEREAS, Section [10.09 OR 10.03] of the Indenture provides that under certain circumstances the Company may cause certain of its Subsidiaries to execute and deliver to the Trustee a supplemental indenture pursuant to which such Subsidiaries shall unconditionally Guarantee all of the Company's obligations under the Indenture and the Notes pursuant to a Subsidiary Guarantee on the terms and conditions set forth herein; and

          WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the New Subsidiary Guarantor and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of Notes as follows:

          1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Indenture.

          2. INDENTURE PROVISION PURSUANT TO WHICH SUBSIDIARY GUARANTEE IS GIVEN. This Supplemental Indenture is being executed and delivered pursuant to Section [10.09 OR 10.03] of the Indenture.

          3. AGREEMENT TO GUARANTEE. The New Subsidiary Guarantor hereby agrees, jointly and severally with all other Subsidiary Guarantors, to irrevocably and unconditionally guarantees that (i) the principal of, premium, if any, interest and Liquidated Damages, if any, on the Notes shall be duly and punctually paid in full when due, whether at stated maturity, by acceleration, call for redemption, upon a Change of Control Offer, upon an Asset Sale Offer, pursuant to the

Escrow Agreement or otherwise, and interest on overdue principal, premium, if any, (to the extent permitted by law) interest on any interest, if any, and Liquidated Damages, if any, on the Notes and all other obligations of the Company to Holders of Notes or the Trustee under the Indenture or under the Notes (including fees, expenses or otherwise) will be promptly paid in full or performed, all in accordance with the terms thereof, (ii) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, the same shall be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration, call for redemption, upon a Change of Control Offer, upon an Asset Sale Offer, pursuant to the Escrow Agreement or otherwise and
(iii) the prompt payment of any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder of Notes in enforcing any rights under the Indenture or under the Notes, on the terms and subject to the conditions set forth in Article 10 of the Indenture and to be bound by all other applicable provisions of the Indenture applicable to a Restricted Subsidiary and/or Subsidiary Guarantor thereunder.

          4.   EXECUTION AND DELIVERY OF SUBSIDIARY GUARANTEES

          (a) To evidence its Subsidiary Guarantee, the New Subsidiary Guarantor hereby agrees that a notation of such Subsidiary Guarantee substantially in the form set forth in Exhibit A to the Indenture shall be endorsed by an officer of such New Subsidiary Guarantor on each Note authenticated and delivered by the Trustee after the date hereof.

          (b) Notwithstanding the foregoing, the New Subsidiary Guarantor hereby agrees that its Subsidiary Guarantee shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation of such Subsidiary Guarantee.

          (c) If an officer whose signature is on this Supplemental Indenture or on the notation of the Subsidiary Guaranty no longer holds that office at the time the Trustee authenticates the Note on which a Subsidiary Guarantee is endorsed, the Subsidiary Guarantee shall be valid nevertheless.

          (d) The New Subsidiary Guarantor hereby agrees that its Subsidiary Guarantee shall be unconditional, regardless of the validity, regularity or enforceability of the Notes or the Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of Notes with respect to any provisions hereof or thereof, the recovery of any judgement against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

          (e) The New Subsidiary Guarantor covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of the Indenture or its Subsidiary Guarantee; and the New Subsidiary Guarantor (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

          5. NO RECOURSE AGAINST OTHERS. No director, officer, employee, incorporator or stockholder of any Subsidiary Guarantor, as such, shall have any liability for any obligations of the Company or any Subsidiary Guarantor under the Notes, any Subsidiary Guarantees, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes and the Subsidiary Guarantees.

          6. NEW YORK LAW TO GOVERN. The internal law of the State of New York shall govern and be used to construe this Supplemental Indenture.

          7. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

          8. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not effect the construction hereof.

          9. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the correctness of the recitals of fact contained herein, all of which recitals are made solely by the New Subsidiary Guarantor.

          IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.


Dated:____________________    (NAME OF NEW SUBSIDIARY GUARANTOR)



                              By:_______________________________________________
                              Name:
                              Title:

Dated:____________________      UNITED STATES TRUST COMPANY OF
                                     NEW YORK, as Trustee


                              By:_______________________________________________
                              Name:
                              Title: